As filed with the U.S. Securities and Exchange Commission on February 27, 2004

                    Registration Nos. 333-11125 and 811-07795

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /x/
                         PRE-EFFECTIVE AMENDMENT NO.        / /

                       POST-EFFECTIVE AMENDMENT NO. 59      /x/

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/

                              AMENDMENT NO. 60     /x/



                            J.P. MORGAN SERIES TRUST
                           (formerly JPM Series Trust)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: 1-800-521-5411
            Judy R. Bartlett, c/o J.P. Morgan Fund Distributors, Inc.
                      522 Fifth Avenue, New York, NY 10036
                     (Name and Address of Agent for Service)


Copy to: Judy R. Bartlett, Esq.                John E. Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.            Sullivan & Cromwell
522 Fifth Avenue                               125 Broad Street
New York, NY 10036                             New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[x] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)

JPMORGAN FUNDS


PROSPECTUS MARCH 1 2004


JPMORGAN SPECIALTY FUNDS


CLASS A AND CLASS B SHARES

GLOBAL 50 FUND (CLASS A)
GLOBAL HEALTHCARE FUND (CLASS A)

MARKET NEUTRAL FUND (CLASS A AND CLASS B)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Global 50 Fund                                                 1

Global Healthcare Fund                                         7

Market Neutral Fund                                           14

The Funds' Management and Administration                      20

How Your Account Works                                        21

   Know Which Classes to Buy                                  21

   About Sales Charges                                        21

   Buying Fund Shares                                         23

   Selling Fund Shares                                        24

   Exchanging Fund Shares                                     25

   Other Information Concerning The Funds                     26

   Distributions and Taxes                                    26

Shareholder Services                                          28

Risk and Reward Elements                                      29

Financial Highlights                                          36

How To Reach Us                                       BACK COVER

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 29-34.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests in approximately 50 equity securities of primarily large- and mid-cap companies located throughout the world. Using its global perspective, the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Under normal circumstances, the Fund invests in equity securities of at least three countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.


Athough under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of 2,500 securities are identified.


The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify the research team's findings.


Using research as the basis for investment decisions, the adviser constructs a concentrated stock portfolio representing equity securities of companies which in its view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.


The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.


Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

                                                         PROSPECTUS MARCH 1 2004



Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) World Index, a broad-based securities market index, and the Lipper Global Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1999      45.36%
2000     -14.35%
2001     -20.32%
2002     -27.10%
2003      30.79%

BEST QUARTER 4th Quarter, 1999     24.48%
-----------------------------------------
WORST QUARTER 3rd Quarter, 2002   -21.12%


* The Fund's performance in the table for the period before Class A Shares were launched on 4/16/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Returns for 2002 and beyond in the bar chart reflect the performance of the Class A Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003*,(1),(2)



                                                              PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  23.32          (2.29)          (2.37)

Return After Taxes on Distributions                                  23.32          (3.05)          (3.05)

Return After Taxes on Distributions and Sale of Fund Shares          15.16          (2.26)          (2.29)
---------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)               33.11          (0.77)           0.87
---------------------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)               32.03           4.38            4.01



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) See footnote on previous page.

(2) The Fund commenced operations on 5/29/98.

(3) Performance for the indexes is as of 5/31/98. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                           CLASS A SHARES
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                    5.75
---------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                    NONE**



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                                           CLASS A SHARES
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                      1.25

DISTRIBUTION (RULE 12b-1) FEES                                                                       0.25

SHAREHOLDER SERVICE FEE                                                                              0.25

OTHER EXPENSES(1)                                                                                   47.45
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                     49.20

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                          (47.45)
---------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                      1.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment

- 5% return each year, and


- net expenses for Class A of 1.75% through 2/28/05 and 2.75% thereafter through 2/28/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.



                                   1 YEAR             3 YEARS             5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                   743               1,290               1,862                 3,409



* Assumes sales charge is deducted when shares are purchased.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 29-34.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.


The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.


In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.


Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.


The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.


Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.


The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.


Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-  ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1),(2)

2001      -13.48%
2002      -12.57%(2)
2003       19.34%(2)


BEST QUARTER 2nd Quarter, 2003    12.80%
----------------------------------------
WORST QUARTER 1st Quarter, 2001  -15.73%



* The Fund's performance in the table for the period before Class A Shares were launched on 4/16/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1) The Fund's fiscal year end is 10/31.

(2) Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                   PAST 1 YEAR    LIFE OF FUND(3)
------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes(2)                                                    12.44            (2.70)

Return After Taxes on Distributions(2)                                    12.44            (3.00)

Return After Taxes on Distributions and Sale of Fund Shares(2)             8.09            (2.47)
------------------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(4)                    19.50            (2.50)
------------------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(4)                    30.55            (4.17)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) See footnote on previous page.

(2) See footnote on previous page.

(3) The Fund commenced operations on 9/29/00.


(4) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.



INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  CLASS A SHARES
------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                           5.75
------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                           NONE**



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                                  CLASS A SHARES
------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                             1.25

DISTRIBUTION (RULE 12b-1) FEES                                                              0.25

SHAREHOLDER SERVICE FEES                                                                    0.25

OTHER EXPENSES(1)                                                                          21.53
------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                            23.28

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                 (21.53)
------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                             1.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses for Class A of 1.75% through 2/28/05 and 2.75% thereafter through 2/28/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.



                               1 YEAR       3 YEARS       5 YEARS        10 YEARS
---------------------------------------------------------------------------------
CLASS A SHARES* ($)               743         1,290         1,862           3,409



*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 29-34.


THE FUND'S OBJECTIVE


The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.


THE FUND'S MAIN INVESTMENT STRATEGY


The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.


In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.


In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

 -  catalysts that could trigger a rise in a stock's price

 -  impact on the overall risk of the portfolio relative to the benchmark

 -  temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- ARE PURSUING LONG-TERM CAPITAL APPRECIATION BUT WANT TO MINIMIZE EXPOSURE TO GENERAL STOCK MARKET RISK

- WANT RETURNS THAT EXCEED THOSE OF 90-DAY U.S. TREASURY BILLS WITH CONTROLLED RISK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-   ARE SEEKING RETURNS SIMILAR TO THOSE OF TYPICAL STOCK FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury-Bill Index, a broad-based securities market index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1999      -0.05%
2000       8.38%
2001       7.43%
2002      -3.67%
2003       1.14%

BEST QUARTER 2nd Quarter, 2001      4.63%
-----------------------------------------
WORST QUARTER 4th Quarter, 1999     -3.64%

* The Fund's performance in the table for the period before Class A and Class B Shares were launched on 2/28/02 and the Fund's performance in the bar chart prior to 1/1/03 are based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares. Returns for 2003 in the bar chart reflect the performance of Class A Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003*,(1), (2)



                                                              PAST 1 YEAR     PAST 5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  (4.65)           1.30            1.18

Return After Taxes on Distributions                                  (4.65)          (0.05)          (0.17)

Return After Taxes on Distributions and Sale of Fund Shares          (3.02)           0.27            0.17
----------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                  (4.43)           1.97            1.86
----------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY-BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                1.15            3.66            3.66



The after-tax returns are shown for only the Class A Shares, and not the Class B Shares, and after-tax returns for Class B Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) See footnote on previous page.

(2) The Fund commenced operations on 12/31/98.

(3) Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                   CLASS A SHARES      CLASS B SHARES
-----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                             5.75               NONE
-----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                             NONE**             5.00



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                                                    CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------------------------
MANAGEMENT FEE                                                                1.50               1.50

DISTRIBUTION (RULE 12b-1) FEE                                                 0.25               0.75

SHAREHOLDER SERVICE FEE                                                       0.25               0.25

OTHER EXPENSES(1)                                                             9.93               9.96
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              11.93              12.46

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (10.43)            (10.46)
-----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                               1.50               2.00



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.50% and 2.00%, respectively, of their average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses for Classes A and B of 1.50% and 2.00%, respectively, through 2/28/05 and 2.50% and 3.00%, respectively, thereafter through 2/28/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                          1 YEAR             3 YEARS             5 YEARS            10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          719               1,219               1,744               3,177
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         703               1,133               1,689               3,130***

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                          1 YEAR             3 YEARS             5 YEARS            10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                           203                 833               1,489               3,130***

  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund, Global Healthcare Fund and Market Neutral Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by the trustees who are responsible for overseeing all business activities.


THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers) as shown below, as a percentage of average daily net assets:



 FUND                                                 %
---------------------------------------------------------
 GLOBAL 50 FUND                                    0.16
---------------------------------------------------------
 GLOBAL HEALTHCARE FUND                            0.03
---------------------------------------------------------
 MARKET NEUTRAL FUND                               0.15
---------------------------------------------------------



THE PORTFOLIO MANAGERS

GLOBAL 50 FUND


The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984.


GLOBAL HEALTHCARE FUND

The portfolio is managed by Georgina Perceval Maxwell, a portfolio manager in the Global Equity Group in London. Ms. Maxwell joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian Markets.


MARKET NEUTRAL FUND


The portfolio management team is comprised of Timothy J. Devlin, Vice President of JPMIM, Nanette Buziak, Vice President of JPMIM and Jonathan N. Golub, CFA, Vice President of JPMIM.

Mr. Devlin is a portfolio manager in the U.S. Equity Group with 15 years of industry experience. A JPMIM employee since 1996, Mr. Devlin is responsible for product management and client servicing across the U.S. equity strategies. Ms. Buziak is a portfolio manager in the U.S. Equity Group with 7 years of industry experience. A JPMIM employee since 1997, Ms. Buziak is responsible for the daily implementation and management of structured equity strategies. Mr. Golub is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort at Scudder Kemper Investment and Chancellor LGT.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the applicable Funds held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all Funds and Class B Shares of the Market Neutral Fund. Each class may have different requirements for who may invest and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES


You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B Shares of the Market Neutral Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different sales charges are associated with each class of shares:


- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.


There are a number of plans and special discounts which can decrease or eliminate these charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.

This section explains how the two sales charges work.


CLASS A SHARES


The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value (NAV) is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.


TOTAL SALES CHARGE


                                                                      SALES
                                                                     CHARGE
                                                                  REALLOWED
                                                                 TO DEALERS
                                       AS % OF THE        AS %      AS % OF
                                          OFFERING      OF NET     OFFERING
AMOUNT OF                                    PRICE      AMOUNT        PRICE
INVESTMENT                               PER SHARE    INVESTED    PER SHARE
---------------------------------------------------------------------------
LESS THAN $100,000                            5.75        6.10         5.00
---------------------------------------------------------------------------
$100,000 BUT UNDER $250,000                   3.75        3.90         3.25
---------------------------------------------------------------------------
$250,000 BUT UNDER $500,000                   2.50        2.56         2.25
---------------------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION                 2.00        2.04         1.75
---------------------------------------------------------------------------
$1 MILLION OR MORE                            NONE        NONE    SEE BELOW*



* There is no sales charge for investments of $1 million or more in any Fund.

At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers. The Funds' distributor may make a payment to broker-dealers for investments of $1 million or more. Any purchase of $1 million or more of Class A shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge ("CDSC") payable by you based on the lower of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

You can reduce or eliminate your initial sales charge in the following ways (more detailed information about these and other programs is contained in the SAI and is available from your investment representative).

STATEMENT OF INTENTION

You may receive a Class A front-end sales charge reduction on your purchases of Class A Shares made during a 13-month period by signing a Statement of Intention. Your initial sales charge will be based on your goal. For purposes of the Statement of Intention, you can aggregate the purchases of Class A Shares in any JPMorgan Fund (or if a Fund has only one class, shares of such other JPMorgan Fund), excluding any JPMorgan Money Market Fund. A 90-day back-dated period can also be used to count previous purchases toward your goal. Reinvested income and capital gain distributions will not be considered purchases for purposes of completing your Statement of Intention. The sales charge will be adjusted if you do not meet your goal.

CUMULATIVE QUANTITY DISCOUNT

To receive a Class A front-end sales charge reduction you can count towards the amount of your investment your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan Money Market Fund. We will apply the initial sales charge to the aggregate dollar amount of the new purchase and the greater of the purchaser's total net asset value or cost of any shares acquired and still held in the Funds. We may modify or discontinue the Cumulative Quantity Discount program at any time.

TELL US YOUR INVESTMENT AMOUNT

To qualify for a Class A front-end sales charge reduction under one of the programs described above, consult with your investment representative or the JPMorgan Funds Service Center in advance of your purchase.

RETIREMENT PLAN PURCHASES

You will not pay an initial sales charge if you purchase shares through a group retirement plan if:

- you are investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds;

- you are investing through any qualified retirement plan with 50 or more participants; or

- you are a participant in certain qualified retirement plans and you are investing (or reinvesting) the proceeds from the repayment of a plan loan made to you.

PURCHASE THROUGH AN INVESTMENT ADVISER

You may not pay an initial sales charge if you purchase shares through an investment adviser or financial planner that charges a fee for its services.

529 PLANS

When shares of the Funds are sold to a qualified tuition program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as employees of JPMorgan Chase. These categories are described in the SAI.


CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

                                    DEFERRED
 YEAR                           SALES CHARGE
--------------------------------------------
 1                                        5%
-------------------------------------------
 2                                        4%
-------------------------------------------
 3                                        3%
-------------------------------------------
 4                                        3%
-------------------------------------------
 5                                        2%
-------------------------------------------
 6                                        1%
-------------------------------------------
 7                                     NONE
-------------------------------------------
 8                                     NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

RULE 12b-1 DISTRIBUTION PLANS

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.


You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES


You can buy shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative which Funds you want to buy and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL


Whether you choose Class A or Class B Shares, the price of the shares is based on the NAV. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE. Each Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

The JPMorgan Funds Service Center
1-800-348-4782

MINIMUM INVESTMENTS


                                    INITIAL    ADDITIONAL
TYPE OF ACCOUNT                  INVESTMENT   INVESTMENTS
---------------------------------------------------------
REGULAR ACCOUNT                    $  2,500        $  100
---------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)      $  1,000        $  100
---------------------------------------------------------
IRAs                               $  1,000        $  100
---------------------------------------------------------
SEP-IRAs                           $  1,000        $  100
---------------------------------------------------------
COVERDELL EDUCATION
SAVINGS ACCOUNTS                   $    500        $  100


(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.


Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A or Class B Shares.


SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative which Funds you want to sell. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL


You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order less any applicable sales charges.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative might charge you for this service.


THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.

GENERAL


If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet the applicable minimum investment requirements.

ABUSIVE TRADING

The Global 50 Fund, Global Healthcare Fund and Market Neutral Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any losses or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

It is unlikely that dividends from any of the Funds will qualify to any significant extent for designation as qualified dividend income.


The Global 50 Fund and Global Healthcare Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source.

Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semi-annually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE


You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B Shares.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
MARKET CONDITIONS

- Each Fund's share price and performance      - Stocks have generally outperformed    - Under normal circumstances each Fund plans
  will fluctuate in response to stock market     more stable investments (such as        to remain fully invested in accordance
  movements                                      bonds and cash equivalents) over the    with its policies. Equity investments may
                                                 long-term                               include common stocks, convertible
                                                                                         securities, preferred stocks, depositary
- The Global Healthcare Fund is                - These same stocks could outperform      receipts (such as ADRs and EDRs), trust or
  non-diversified which means that a             the general market and provide          partnership interests, warrants, rights
  relatively high percentage of the Fund's       greater returns than more               and investment company securities. Each
  assets may be invested in a limited number     diversified funds                       Fund may invest uninvested cash in
  of issuers; therefore, its performance may                                             affiliated money market funds
  be more vulnerable to changes in the market
  value of a single issuer or a group of                                               - Each Fund seeks to limit risk and enhance
  issuers                                                                                performance through active management
                                                                                         and/or diversification
- The Global 50 Fund and the Global
  Healthcare Fund invest in a relatively                                               - During severe market downturns, each Fund
  small number of stocks. If these stocks                                                has the option of investing up to 100% of
  underperform the general market, the Fund                                              its assets in high quality short-term
  could underperform more diversified funds                                              instruments

- Adverse market conditions may from time to time cause each Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder each Fund from achieving its investment objective

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements could       - Favorable exchange rate movements     - Each Fund actively manages the currency
  reduce gains or create losses                  could generate gains or reduce          exposure of its foreign investments
                                                 losses                                  relative to its benchmark and may hedge
- A Fund could lose money because of foreign                                             back into the U.S. dollar from time to
  government actions, political instability    - Foreign investments, which represent    time (see also "Derivatives"); these
  or lack of adequate and accurate               a major portion of the world's          currency management techniques may not be
  information                                    securities, offer attractive            available for certain emerging markets
                                                 potential performance and               investments
- Currency and investment risks tend to be       opportunities for diversification
  higher in emerging markets; these markets                                            - The Market Neutral Fund anticipates that
  also present higher liquidity and valuation  - Emerging markets can offer higher       its total foreign investments will not
  risks                                          returns                                 exceed 20% of its assets

MANAGEMENT CHOICES

- A Fund could underperform its benchmark due  - A Fund could outperform its           - The adviser focuses its active management
  to its securities and asset allocation         benchmark due to these same choices     on those areas where it believes its
  choices                                                                                commitment to research can most enhance
                                                                                         returns and manage risks in a consistent
                                                                                         way

RISK AND REWARD ELEMENTS


                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
SECURITIES LENDING

- When each Fund lends a security, there is a  - Each Fund may enhance income through  - The adviser maintains a list of approved
  risk that the loaned securities may not be     the investment of the collateral        borrowers
  returned if the borrower or the lending        received from the borrower
  agent defaults                                                                       - Each Fund receives collateral equal to at
                                                                                         least 100% of the current value of the
- The collateral will be subject to the risks                                            securities loaned plus accrued interest
  of the securities in which it is invested
                                                                                       - The lending agents indemnify the Funds
                                                                                         against borrower default

                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and duration
                                                                                         of collateral investment to minimize
                                                                                         losses

                                                                                       - Upon recall, the borrower must return the
                                                                                         securities loaned within the normal
                                                                                         settlement period

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD

DERIVATIVES
- Derivatives such as futures, options, swaps  - Hedges that correlate well with       - Each Fund uses derivatives, such as
  and forward foreign currency contracts(1)      underlying positions can reduce or      futures, options, swaps and forward
  that are used for hedging the portfolio or     eliminate losses at low cost            foreign currency contracts, for hedging
  specific securities may not fully offset                                               and for risk management (i.e., to
  the underlying positions and this could      - A Fund could make money and protect     establish or adjust exposure to particular
  result in losses to a Fund that would not      against losses if management's          securities, markets or currencies); risk
  have otherwise occurred                        analysis proves correct                 management may include management of the
                                                                                         Fund's exposure relative to its benchmark
- Derivatives used for risk management may     - Derivatives that involve leverage
  not have the intended effects and may          could generate substantial gains at   - Each Fund only establishes hedges that it
  result in losses or missed opportunities       low cost                                expects will be highly correlated with
                                                                                         underlying positions
- The counterparty to a derivatives contract
  could default                                                                        - While each Fund may use derivatives that
                                                                                         incidentally involve leverage, it does not
- Derivatives that involve leverage could                                                use them for the specific purpose of
  magnify losses                                                                         leveraging its portfolios

- Certain types of derivatives involve costs to a Fund which can reduce returns

- Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund's assets and defer recognition of certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

RISK AND REWARD ELEMENTS



                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD

ILLIQUID HOLDINGS
- Each Fund could have difficulty valuing      - These holdings may offer more         - No Fund may invest more than 15% of net
  these holdings precisely                       attractive yields or potential          assets in illiquid holdings
                                                 growth than comparable widely traded
- Each Fund could be unable to sell these        securities                            - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                  redemptions, each Fund may hold high
                                                                                         quality short-term instruments (including
                                                                                         repurchase agreements) and, for temporary
                                                                                         or extraordinary purposes, may borrow from
                                                                                         banks up to 33 1/3% of the value of its
                                                                                         total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before issue or  - A Fund can take advantage of          - The Fund segregates liquid assets to
  for delayed delivery, it could be exposed      attractive transaction opportunities    offset leverage risks
  to leverage risk if it does not segregate
  liquid assets

SHORT-TERM TRADING

- Increased trading could raise each Fund's    - Each Fund could realize gains in a    - The Funds generally avoid short-term
  transaction costs                              short period of time                    trading, except to take advantage of
                                                                                         attractive or unexpected opportunities or
- Increased short-term capital gains           - Each Fund could protect against         to meet demands generated by shareholder
  distributions could raise shareholders'        losses if a stock is overvalued and     activity
  income tax liability                           its value later falls

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD

SHORT SELLING - MARKET NEUTRAL
FUND
- Short sales may not have the intended        - The Fund could make money and         - The Fund will not engage in short selling
  effects and may result in losses               protect against losses if               if the total market value of all
                                                 management's analysis proves correct    securities sold short would exceed 100% of
- The Fund may not be able to close out a                                                the Fund's net assets
  short position at a particular time or at    - Short selling may allow the Fund to
  an acceptable price                            generate positive returns in          - The Fund sets aside liquid assets in
                                                 declining markets                       segregated or broker accounts to cover
- The Fund may not be able to borrow certain                                             short positions and offset a portion of
  securities to sell short, resulting in                                                 the leverage risk
  missed opportunities
                                                                                       - The Fund makes short sales through brokers
- Segregated accounts with respect to short                                              that the adviser has determined to be
  sales may limit the Fund's investment                                                  highly creditworthy
  flexibility

- Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale

- If the SEC staff changes its current policy of permitting brokers executing the Fund's short sales to hold proceeds of such short sales, the cost of such transactions would increase significantly and the Fund may be required to cease operations or change its investment objective

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES



                                                              PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                            -------------------------------------   ----------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
MARKET NEUTRAL FUND

Year Ended 10/31/03               $ 13.99        (0.09)^         0.23        0.14         0.03           0.09           0.12
----------------------------------------------------------------------------------------------------------------------------
2/28/02** Through 10/31/02        $ 14.64        (0.02)^        (0.62)      (0.64)        0.01             --           0.01
----------------------------------------------------------------------------------------------------------------------------


 ** Commencement of offering of share class.
  ^ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------   -----------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                                                                 ---------------------------------------
                                                                                        NET             NET
                                                                   NET ASSETS,     EXPENSES        EXPENSES          NET
                                 NET ASSET                              END OF   (INCLUDING      (EXCLUDING   INVESTMENT
                                VALUE, END        TOTAL                 PERIOD     DIVIDEND        DIVIDEND       INCOME
                                 OF PERIOD       RETURN (1)(b)     (THOUSANDS)    EXPENSES)       EXPENSES)       (LOSS)
MARKET NEUTRAL FUND

Year Ended 10/31/03                $ 14.01         0.97%                $  220        3.34%           1.50%      (0.67%)
-------------------------------------------------------------------------------------------------------------------------
2/28/02** Through 10/31/02         $ 13.99        (4.38%)               $   62        3.29%           1.50%      (0.21%)
-------------------------------------------------------------------------------------------------------------------------

                                              RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                                ----------------------------------------------
                                            EXPENSES
                                     WITHOUT WAIVERS,        NET INVESTMENT
                                       REIMBURSEMENTS         INCOME (LOSS)
                                 AND EARNINGS CREDITS     WITHOUT WAIVERS,     PORTFOLIO
                                  (INCLUDING DIVIDEND        REIMBURSEMENTS     TURNOVER
                                            EXPENSES)  AND EARNINGS CREDITS     RATE (b)
MARKET NEUTRAL FUND

Year Ended 10/31/03                            11.93%              (9.26%)        114%
----------------------------------------------------------------------------------------
2/28/02** Through 10/31/02                     28.80%!            (25.72%)!       138%
----------------------------------------------------------------------------------------

                                                                PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                       -------------------------------------  ----------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES               DIVIDENDS
                               VALUE,  INVESTMENT           BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS                     CAPITAL
                            BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL        SHARE
                            OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS TRANSACTIONS
GLOBAL 50 FUND
Year Ended 10/31/03         $    9.37       (0.03)^         2.22        2.19        0.06             --           0.06         --
Year Ended 10/31/02         $   12.01       (0.03)^        (2.56)      (2.59)       0.05             --           0.05         --
4/16/01** Through 10/31/01  $   14.09       (0.01)^        (2.07)      (2.08)         --             --             --         --

GLOBAL HEALTHCARE FUND
Year Ended 10/31/03         $   12.27       (0.05)^         1.17        1.12        0.26             --           0.26         --
Year Ended 10/31/02         $   13.79       (0.10)^        (2.44)      (2.54)       0.06             --           0.06       1.08^^
4/16/01** Through 10/31/01  $   13.64       (0.05)^         0.20        0.15          --             --             --         --


**   Commencement of offering of share class.
 ^   Calculated based upon average shares outstanding.
^^ Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions.
     Total return would be approximately (17.77%) exclusive of such transaction.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
 #   Short periods have been annualized.
 ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                            PER SHARE OPERATING PERFORMANCE:            RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------   -------------------------------------------
                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                                            -------------------------------
                                                               NET ASSETS,                             NET
                             NET ASSET                              END OF                      INVESTMENT
                            VALUE, END       TOTAL                  PERIOD            NET           INCOME
                             OF PERIOD      RETURN (1)(b)      (THOUSANDS)       EXPENSES           (LOSS)
GLOBAL 50 FUND
Year Ended 10/31/03         $    11.50       23.48%            $        62           1.75%         (0.27%)
Year Ended 10/31/02         $     9.37      (21.68%)           $        25           1.75%         (0.30%)
4/16/01** Through 10/31/01  $    12.01      (14.76%)           $        19           1.73%         (0.19%)


GLOBAL HEALTHCARE FUND
Year Ended 10/31/03         $   13.13         9.29%            $       138           1.75%         (0.41%)
Year Ended 10/31/02         $   12.27       (10.63%)^^         $       112           1.75%         (0.72%)
4/16/01** Through 10/31/01  $   13.79         1.10%            $        59           1.74%         (0.72%)

                                             RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                            -------------------------------------------
                                                         NET INVESTMENT
                                        EXPENSES          INCOME (LOSS)
                                WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                                  REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                            AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE (b)
GLOBAL 50 FUND
Year Ended 10/31/03                        49.20%!               (47.72%)!        91%
Year Ended 10/31/02                        57.70%!               (56.25%)!       147%
4/16/01** Through 10/31/01                 74.08%!               (72.54%)!       126%

GLOBAL HEALTHCARE FUND
Year Ended 10/31/03                        23.28%!               (21.94%)!        56%
Year Ended 10/31/02                        36.66%!               (35.63%)!        56%
4/16/01** Through 10/31/01                 34.18%!               (33.16%)!        57%

CLASS B SHARES



                                                                                  PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                            -------------------------------------   ----------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
MARKET NEUTRAL FUND
Year Ended 10/31/03               $ 13.95        (0.16)^         0.23        0.07         0.02           0.09           0.11
----------------------------------------------------------------------------------------------------------------------------
2/28/02** Through 10/31/02        $ 14.64        (0.05)^        (0.64)      (0.69)          --+            --             --
----------------------------------------------------------------------------------------------------------------------------



**   Commencement of offering of share class.
 ^   Calculated based upon average shares outstanding.
 +   Amount is less than $0.005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                 PER SHARE OPERATING PERFORMANCE:                             RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------  --------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                 -------------------------------------------
                                                                                            NET             NET
                                                                    NET ASSETS,        EXPENSES        EXPENSES          NET
                                 NET ASSET                               END OF      (INCLUDING      (EXCLUDING   INVESTMENT
                                VALUE, END          TOTAL                PERIOD        DIVIDEND        DIVIDEND       INCOME
                                 OF PERIOD         RETURN (1)(b)    (THOUSANDS)       EXPENSES)       EXPENSES)       (LOSS)
MARKET NEUTRAL FUND

Year Ended 10/31/03                $ 13.91             0.48%              $ 200           3.84%           2.00%      (1.19%)
---------------------------------------------------------------------------------------------------------------------------
2/28/02** Through 10/31/02         $ 13.95            (4.69%)             $  86           3.79%           2.00%      (0.57%)
---------------------------------------------------------------------------------------------------------------------------

                                          RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                -------------------------------------------
                                             EXPENSES
                                     WITHOUT WAIVERS,        NET INVESTMENT
                                       REIMBURSEMENTS         INCOME (LOSS)
                                 AND EARNINGS CREDITS      WITHOUT WAIVERS,    PORTFOLIO
                                  (INCLUDING DIVIDEND        REIMBURSEMENTS     TURNOVER
                                            EXPENSES)  AND EARNINGS CREDITS         RATE (b)
MARKET NEUTRAL FUND

Year Ended 10/31/03                            12.46%              (9.81%)        114%
-------------------------------------------------------------------------------------
2/28/02** Through 10/31/02                     27.44%!            (24.22%)!       138%
-------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL:publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Funds' Investment Company Act File No. is 811-07795.

(C)J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-SPECABC-304

JPMORGAN FUNDS



PROSPECTUS MARCH 1 2004


[GRAPHIC]

JPMORGAN SPECIALTY FUNDS

INSTITUTIONAL CLASS SHARES

MARKET NEUTRAL FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


Market Neutral Fund                                              1

The Fund's Management and Administration                         7

How Your Account Works                                           8

    Buying Fund Shares                                           8

    Selling Fund Shares                                          9

    Exchanging Fund Shares                                       9

    Other Information Concerning the Fund                       10

    Distributions and Taxes                                     10

Risk and Reward Elements                                        12

Financial Highlights                                            18

How To Reach Us                                         BACK COVER

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 12-16.


THE FUND'S OBJECTIVE


The Fund seeks is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.


THE FUND'S MAIN INVESTMENT STRATEGY


The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.


In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.


The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.


In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of their investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.


FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management, Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value.

The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  impact on the overall risk of the portfolio relative to the benchmark

-  temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


- are pursuing long-term capital appreciation but want to minimize exposure to general stock market risk

- want returns that exceed those of 90-day U.S. Treasury Bills with controlled risk

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves


-  are seeking returns similar to those of typical stock funds

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999                           -0.05%
2000                            8.38%
2001                            7.43%
2002                           -3.67%
2003                            1.43%

BEST QUARTER 2nd quarter, 2001                        4.63%

WORST QUARTER 4th quarter, 1999                      -3.04%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS   LIFE OF FUND(1)
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                    1.43             2.60               2.49

Return After Taxes on Distributions                                    1.43             1.23               1.12

Return After Taxes on Distributions and Sale of Fund Shares            0.93             1.37               1.27
---------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX,
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(2)                 1.15             3.66               3.66


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  The Fund commenced operations on 12/31/98.

(2)  Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                                1.50
DISTRIBUTION (RULE 12b-1) FEES                                                 NONE
SHAREHOLDER SERVICE FEES                                                       0.10
OTHER EXPENSES(1)                                                              3.14
-----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                4.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                     (3.74)
-----------------------------------------------------------------------------------
NET EXPENSES(2)                                                                1.00



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses of 1.00% through 2/28/05 and 2.00% thereafter through 2/28/14.

This example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 102        531        985       2,247

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Market Neutral Fund is a series of the J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER


J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers) of 0.15% as a percentage of average daily net assets.

THE PORTFOLIO MANAGERS

The portfolio management team is comprised of Timothy J. Devlin, Vice President of JPMIM, Nanette Buziak, Vice President of JPMIM and Jonathan N. Golub, CFA, Vice President of JPMIM.

Mr. Devlin is a portfolio manager in the U.S. Equity Group with 15 years of industry experience. A JPMIM employee since 1996, Mr. Devlin is responsible for product management and client servicing across the U.S. equity strategies. Ms. Buziak is a portfolio manager in the U.S. Equity Group with 7 years of industry experience. A JPMIM employee since 1997, Ms. Buziak is responsible for the daily implementation and management of structured equity strategies. Mr. Golub is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort at Scudder Kemper Investment and Chancellor LGT.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. JPMFD is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at its market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at its fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your financial service firm or the JPMorgan Institutional Funds Service Center accepts your order.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Funds Service Center. Shares are available on any business day the NYSE is open. Your financial service firm or the JPMorgan Funds Service Center must accept your order by the close of regular trading on the NYSE, in order for us to process your order at that day's price. If you buy through a financial service firm and not directly from the JPMorgan Funds Service Center, the financial service firm could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

To open an account, buy or sell shares or get Fund information, call the JPMorgan Funds Service Center at 1-800-348-4782

or
Complete an application form
and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

GENERAL

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.


MINIMUM INVESTMENTS


Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.


SELLING FUND SHARES


When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL SERVICE FIRM


Tell your financial service firm you want to sell your shares. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your financial service firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

ABUSIVE TRADING

The Fund is not intended to be an investment vehicle for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Fund or its administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of the Fund or exchanges between the Fund and other funds that indicates market timing or abusive trading. There are limitations on the ability of the Fund and its administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the Fund's and its administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


EXCHANGING BY PHONE


You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any losses or expenses arising from any sales request if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES


The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

-  The Fund's share price and               -  Stocks have generally outperformed      -  Under normal circumstances the Fund
   performance will fluctuate in               more stable investments (such as           plans to remain fully invested, in
   response to stock market movements          bonds and cash equivalents) over the       accordance with its policies.
                                               long-term
-  Adverse market conditions may from                                                  -  The Fund seeks to limit risk and
   time to time cause the Fund to take                                                    enhance performance through active
   temporary defensive positions that                                                     management and/or diversification
   are inconsistent with its principal
   investment strategies and may hinder                                                -  During severe market downturns, the
   the Fund from achieving its                                                            Fund has the option of investing up
   investment objective                                                                   to 100% of its assets in high quality
                                                                                          short-term instruments

FOREIGN INVESTMENTS

-  Currency exchange rate movements         -  Favorable exchange rate movements       -  The Fund actively manages the
   could reduce gains or create losses         could generate gains or reduce losses      currency exposure of its foreign
                                                                                          investments relative to its benchmark
-  The Fund could lose money because of     -  Foreign investments, which represent       and may hedge back into the U.S.
   foreign government actions, political       a major portion of the world's             dollar from time to time (see also
   instability or lack of adequate and         securities, offer attractive               "Derivatives"); these currency
   accurate information                        potential performance and                  management techniques may not be
                                               opportunities for diversification          available for certain emerging
                                                                                          markets investments

                                                                                       -  The Fund anticipates that its total
                                                                                          foreign investments will not exceed
                                                                                          20% of its total assets

MANAGEMENT CHOICES

-  The Fund could underperform its          -  The Fund could outperform its           -  The adviser focuses its active
   benchmark due to its securities and         benchmark due to these same choices        management on those areas, where it
   asset allocation choices                                                               believes its commitment to research
                                                                                          can most enhance returns and manage
                                                                                          risks in a consistent way

RISK AND REWARD ELEMENTS



                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

-  When the Fund lends a security, there    -  The Fund may enhance income through     -  The adviser maintains a list of
   is a risk that the loaned securities        the investment of the collateral           approved borrowers
   may not be returned if the borrower         received from the borrower
   or the lending agent defaults                                                       -  The Fund receives collateral equal to
                                                                                          at least 100% of the current value of
-  The collateral will be subject to the                                                  the securities loaned plus accrued
   risks of the securities in which it                                                    interest
   is invested
                                                                                       -  The lending agents indemnify the Fund
                                                                                          against borrower default

                                                                                       -  The adviser's collateral investment
                                                                                          guidelines limit the quality and
                                                                                          duration of collateral investment to
                                                                                          minimize losses

                                                                                       -  Upon recall, the borrower must return
                                                                                          the securities loaned within the
                                                                                          normal settlement period

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,    -  Hedges that correlate well with         -  The Fund uses derivatives, such as
   swaps and forward foreign currency          underlying positions can reduce or         futures, options, swaps and forward
   contracts1 that are used for hedging        eliminate losses at low cost               foreign currency contracts, for
   the portfolio or specific securities                                                   hedging and for risk management
   may not fully offset the underlying      -  The Fund could make money and protect      (i.e., to establish or adjust
   positions and this could result in          against losses if the management's         exposure to particular securities,
   losses to the Fund that would not           analysis proves correct                    markets or currencies); risk
   have otherwise occurred                                                                management may include management of
                                            -  Derivatives that involve leverage          the Fund's exposure relative to its
-  Derivatives used for risk management        could generate substantial gains at        benchmark
   may not have the intended effects and       low cost
   may result in losses or missed                                                      -  The Fund only establishes hedges that
   opportunities                                                                          it expects will be highly correlated
                                                                                          with underlying positions
-  The counterparty to a derivatives
   contract could default                                                              -  While the Fund may use derivatives
                                                                                          that incidentally involve leverage,
-  Derivatives that involve leverage                                                      it does not use them for the specific
   could magnify losses                                                                   purpose of leveraging its portfolios

-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the
   Fund's assets and defer recognition
   of certain of the Fund's losses.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

RISK AND REWARD ELEMENTS



                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
ILLIQUID HOLDINGS

-  The Fund could have difficulty           -  These holdings may offer more           -  The Fund may not invest more than 15%
   valuing these holdings precisely            attractive yields or potential growth      of net assets in illiquid holdings
                                               than comparable widely traded
-  The Fund could be unable to sell            securities                              -  To maintain adequate liquidity to
   these holdings at the time or price                                                    meet redemptions, the Fund may hold
   desired                                                                                high quality short-term instruments
                                                                                          (including repurchase agreements and
                                                                                          reverse repurchase agreements) for
                                                                                          temporary or extraordinary and,
                                                                                          purposes, may borrow from banks up to
                                                                                          331/3% of the value of its total
                                                                                          assets

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When the Fund buys securities before     -  The Fund can take advantage of          -  The Fund segregates liquid assets to
   issue or for delayed delivery, it           attractive transaction opportunities       offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
SHORT-TERM TRADING

-  Increased trading could raise the        -  The Fund could realize gains in a       -  The Fund generally avoids short-term
   Fund's transaction costs                    short period of time                       trading, except to take advantage of
                                                                                          attractive or unexpected
-  Increased short-term capital gains       -  The Fund could protect against losses      opportunities or to meet demands
   distributions could raise                   if a stock is overvalued and its           generated by shareholder activity
   shareholders' income tax liability          value later falls

SHORT SELLING

-  Short sales may not have the intended    - The Fund could make money and protect    -  The Fund will not engage in short
   effects and may result in losses           against losses if management's              selling if the total market value of
                                              analysis proves correct                     all securities sold short would
-  The Fund may not be able to close out                                                  exceed 100% of the Fund's net assets
   a short position at a particular time    - Short selling may allow the Fund to
   or at an acceptable price                  generate positive returns in declining   -  The Fund sets aside liquid assets in
                                              markets                                     segregated or broker accounts to
-  The Fund may not be able to borrow                                                     cover short positions and offset a
   certain securities to sell short,                                                      portion of the leverage risk
   resulting in missed opportunities
                                                                                       -  The Fund makes short sales through
-  Segregated accounts with respect to                                                    brokers that the adviser has
   short sales may limit the Fund's                                                       determined to be highly creditworthy
   investment flexibility

-  Short sales involve leverage risk,
   credit exposure to the brokers that
   execute the short sale and retain the
   proceeds, have no cap on maximum
   losses and gains are limited to the
   price of the stock at the time of the
   short sale

-  If the SEC staff changes its current
   policy of permitting brokers
   executing the Fund's short sales to
   hold proceeds of such short sales,
   the cost of such transactions would
   increase significantly and the Fund
   may be required to cease operations
   or change its investment objective

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.



                                                                 PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                            -------------------------------------   ----------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                               NET ASSET          NET     SECURITIES                DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
MARKET NEUTRAL FUND
Year Ended 10/31/03              $ 14.00        (0.05)^         0.24        0.19         0.03           0.09           0.12
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02              $ 15.01         0.04^         (0.62)      (0.58)        0.17           0.26           0.43
---------------------------------------------------------------------------------------------------------------------------
6/1/01 Through 10/31/01^^        $ 15.16         0.14^          0.12        0.26         0.20           0.21           0.41
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/01               $ 14.02         0.54           1.19        1.73         0.59             --           0.59
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/00               $ 15.16         0.60          (0.75)      (0.15)        0.48           0.51           0.99
---------------------------------------------------------------------------------------------------------------------------
12/31/98* Through 5/31/99        $ 15.00         0.13           0.07        0.20         0.04             --           0.04
---------------------------------------------------------------------------------------------------------------------------



 *  Commencement of operations.
 ^  Calculated based upon average shares outstanding.
^^  The Fund changed its fiscal year end from May 31 to October 31.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                PER SHARE OPERATING PERFORMANCE:               RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------   -----------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                                                                  --------------------------------------

                                                                                       NET             NET
                                                                   NET ASSETS,    EXPENSES        EXPENSES         NET
                                  NET ASSET                             END OF  (INCLUDING      (EXCLUDING  INVESTMENT
                                 VALUE, END      TOTAL                  PERIOD    DIVIDEND        DIVIDEND      INCOME
                                  OF PERIOD    RETURN(b)            (THOUSANDS)   EXPENSES)      EXPENSES)      (LOSS)
------------------------------------------------------------------------------------------------------------------------
MARKET NEUTRAL FUND

Year Ended 10/31/03                  $ 14.07       1.35%              $ 16,216        3.04%           1.19%      (0.35%)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                  $ 14.00      (3.97%)             $ 20,635        3.02%           1.25%       0.28%
------------------------------------------------------------------------------------------------------------------------
6/1/01 Through 10/31/01^^            $ 15.01       1.72%              $ 19,865        2.71%           1.25%       2.09%
------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/01                   $ 15.16      12.65%              $ 19,714        2.79%           1.25%       4.47%
------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/00                   $ 14.02      (0.99%)             $ 12,529        2.11%           1.50%       4.46%
------------------------------------------------------------------------------------------------------------------------
12/31/98* Through 5/31/99            $ 15.16       1.34%              $ 10,143        3.52%           2.00%       2.14%
------------------------------------------------------------------------------------------------------------------------

                                               RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                                ------------------------------------------
                                           EXPENSES
                                    WITHOUT WAIVERS,        NET INVESTMENT
                                      REIMBURSEMENTS         INCOME (LOSS)
                                AND EARNINGS CREDITS     WITHOUT WAIVERS,     PORTFOLIO
                                 (INCLUDING DIVIDEND        REIMBURSEMENTS     TURNOVER
                                           EXPENSES)  AND EARNINGS CREDITS     RATE (b)
---------------------------------------------------------------------------------------
MARKET NEUTRAL FUND

Year Ended 10/31/03                           4.74%               (2.05%)        114%
---------------------------------------------------------------------------------------
Year Ended 10/31/02                           4.52%               (1.22%)        138%
---------------------------------------------------------------------------------------
6/1/01 Through 10/31/01^^                     3.80%                1.00%          50%
---------------------------------------------------------------------------------------
Year Ended 5/31/01                            3.90%                3.36%         141%
---------------------------------------------------------------------------------------
Year Ended 5/31/00                            3.69%                2.88%         114%
---------------------------------------------------------------------------------------
12/31/98* Through 5/31/99                     5.66%                0.00%          54%
---------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information. If you buy your shares through an institution, you may contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File No. for the Fund is 811-07795.


(C)J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-MNI-304

JPMORGAN FUNDS



PROSPECTUS MARCH 1 2004



[GRAPHIC]


JPMORGAN SPECIALTY FUNDS

SELECT CLASS SHARES

GLOBAL 50 FUND

GLOBAL HEALTHCARE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS



Global 50 Fund                                            1

Global Healthcare Fund                                    7

The Funds' Management and Administration                 14

How Your Account Works                                   15

    Buying Fund Shares                                   15

    Selling Fund Shares                                  16

    Exchanging Fund Shares                               17

    Other Information Concerning the Funds               17

    Distributions and Taxes                              17

Risk and Reward Elements                                 19

Financial Highlights                                     24

How to Reach Us                                  Back cover

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 19-22.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A CONCENTRATED PORTFOLIO OF GLOBAL EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests in approximately 50 equity securities of primarily large- and mid-cap companies located throughout the world. Using its global perspective, the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund invests in equity securities of at least three countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of 2,500 securities are identified.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify the research team's findings.


Using research as the basis for investment decisions, the adviser constructs a concentrated stock portfolio representing equity securities of companies which in its view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.


The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.


Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-  WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares the performance to the Morgan Stanley Capital International (MSCI) World Index, a broad-based securities market index, and the Lipper Global Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999       45.36%
2000      -14.35%
2001      -20.32%
2002      -26.77%
2003       31.04%

BEST QUARTER 4th quarter, 1999                 24.48%
-----------------------------------------------------
WORST QUARTER 3rd quarter, 2002               -21.08%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                                               PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                  31.04          (0.98)          (1.20)
Return After Taxes on Distributions                                  31.04          (1.77)          (1.91)
Return After Taxes on Distributions and Sale of Fund Shares          20.17          (1.19)          (1.33)
---------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)               33.11          (0.77)           0.87
---------------------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)               32.03           4.38            4.01


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) See footnote on previous page.

(2) The Fund commenced operations on 5/29/98.

(3) Performance for the indexes is as of 5/31/98. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                      1.25
DISTRIBUTION (RULE 12b-1) FEES                                                       NONE
SHAREHOLDER SERVICE FEES                                                             0.25
OTHER EXPENSES(1)                                                                    1.30
-----------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                      2.80
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                           (1.30)
-----------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                      1.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/05 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               153        745      1,364      3,034

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 19-22.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A WORLDWIDE PORTFOLIO OF EQUITY SECURITIES IN THE HEALTHCARE SECTOR.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.


There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.


In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.


Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.


The adviser takes an in-depth look at company prospects over a relatively long period-often as much as five years-rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.


Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.


The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.


Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-  ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1)

2001      -13.48%
2002      -19.26%
2003       19.54%


BEST QUARTER 2nd quarter, 2003         12.88%
--------------------------------------------
WORST QUARTER 1st quarter, 2001       -15.73%


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                                                          PAST 1 YEAR   LIFE OF FUND(1)
-------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                             19.54             (3.19)

Return After Taxes on Distributions                                             19.54             (3.54)

Return After Taxes on Distributions and Sale of Fund Shares                     12.70             (2.92)
-------------------------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                          19.50             (2.50)
-------------------------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                          30.55             (4.17)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) See footnote on previous page.

(2) The Fund commenced operations on 9/29/00.

(3) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                             1.25
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           1.94
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             3.44
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (1.94)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.50

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and 2.50% thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               153        683      1,241      2,761

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Global 50 Fund and Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by the trustees who are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 10/31/03 the adviser was paid management fees (net of waivers) as shown below, as a percentage of average daily net assets:



FUND                                                    %
---------------------------------------------------------
GLOBAL 50 FUND                                       0.16
---------------------------------------------------------
GLOBAL HEALTHCARE FUND                               0.03



THE PORTFOLIO MANAGERS
GLOBAL 50 FUND


The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984.


GLOBAL HEALTHCARE FUND

The portfolio is managed by Georgina Perceval Maxwell, a portfolio manager in the Global Equity Group in London. Ms. Maxwell joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian markets.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Funds held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your investment representative or financial service firm which Funds you want to buy and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

GENERAL

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent or its financial intermediaries to attempt to verify the person's identity. The fund may not be able to establish an account if the person does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Select Class Shares.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.


MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum may be less for certain investors.


SELLING FUND SHARES


When you sell your shares you will receive the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must accept your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your financial service firm which Funds you want to sell. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your financial service firm might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER


Call 1-800-348-4782. We will send you a check or send the proceeds via electronic transfer or wire.


REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

ABUSIVE TRADING

The Global 50 Fund and Global Healthcare Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

EXCHANGING BY PHONE


You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any losses or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

It is unlikely that dividends from any of the Funds will qualify to any significant extent for designation as qualified dividend income.

The Funds expect that their distributions will consist primarily of capital gains.


Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source.

Since it is anticipated that more than 50% of Global Healthcare and Global 50 Funds' assets at the close of their taxable year will be in securities of foreign corporations, such Funds may elect to "pass through" to their shareholders the foreign taxes that they paid.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN SPECIALTY FUNDS



RISK AND REWARD ELEMENTS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- Each Fund's share price and performance      - Stocks have generally outperformed      - Under normal circumstances each Fund
  will fluctuate in response to stock market     more stable investments (such as          plans to remain fully invested in
  movements                                      bonds and cash equivalents) over the      accordance with its policies. Equity
                                                 long term                                 investments may include common stocks,
- The Global Healthcare Fund is                                                            convertible securities, preferred
  non-diversified which means that a           - These same stocks could outperform        stocks, depositary receipts (such as ADRs
  relatively high percentage of the Fund's       the general market and provide greater    and EDRs), trust or partnership
  assets may be invested in a limited number     returns than more diversified funds       interests, warrants, rights and
  of issuers; therefore, its performance may                                               investment company securities. Each Fund
  be more vulnerable to changes in the market                                              may invest uninvested cash in affiliated
  value of a single issuer or a group of                                                   money market funds
  issuers
                                                                                         - Each Fund seeks to limit risk and enhance
- Each Fund invests in a relatively small                                                  performance through active management
  number of stocks. If these stocks                                                        and/or diversification
  under perform the general market, the Fund
  could underperform more diversified funds                                              - During severe market down-turns, each
                                                                                           Fund has the option of investing up to
- Adverse market conditions may from time to                                               100% of its assets in high quality short-
  time cause each Fund to take temporary                                                   term instruments
  defensive positions that are inconsistent
  with its principal investment strategies
  and may hinder each Fund from achieving its
  investment objective

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements could       - Favorable exchange rate movements       - Each Fund actively manages the currency
  reduce gains or create losses                  could generate gains or reduce losses     exposure of its foreign investments
                                                                                           relative to its benchmark and may hedge
- A Fund could lose money because of foreign   - Foreign investments, which represent a    back into the U.S. dollar from time to
  government actions, political instability      major portion of the world's              time (see also "Derivatives"); these
  or lack of adequate and accurate               securities, offer attractive potential    currency management techniques may not be
  information                                    performance and opportunities for         available for certain emerging markets
                                                 diversification                           investments
- Currency and investment risks tend to be
  higher in emerging markets; these markets    - Emerging markets can offer higher
  also present higher liquidity and valuation    returns
  risks

MANAGEMENT CHOICES

- A Fund could underperform its benchmark due  - A Fund could outperform its benchmark   - The adviser focuses its active management
  to its securities and asset allocation         due to these same choices                 on those areas where it believes its
  choices                                                                                  commitment to research can most enhance
                                                                                           returns and manage risks in a consistent
                                                                                           way

SECURITIES LENDING

- When each Fund lends a security, there is a  - Each Fund may enhance income through    - The adviser maintains a list of approved
  risk that the loaned securities may not be     the investment of the collateral          borrowers
  returned if the borrower or the lending        received from the borrower
  agent defaults                                                                         - Each Fund receives collateral equal to at
                                                                                           least 100% of the current value of the
- The collateral will be subject to the risks                                              securities loaned plus accrued interest
  of the securities in which it is invested
                                                                                         - The lending agents indemnify the Funds
                                                                                           against borrower default

                                                                                         - The adviser's collateral investment
                                                                                           guidelines limit the quality and duration
                                                                                           of collateral investment to minimize
                                                                                           losses

                                                                                         - Upon recall, the borrower must return the
                                                                                           securities loaned within the normal
                                                                                           settlement period

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures, options, swaps  - Hedges that correlate well with         - Each Fund uses derivatives, such as
  and forward foreign currency contracts(1)      underlying positions can reduce or        futures, options, swaps and forward
  that are used for hedging the portfolio or     eliminate losses at low cost              foreign currency contracts, for hedging
  specific securities may not fully offset                                                 and for risk management (i.e., to
  the underlying positions and this could      - A Fund could make money and protect       establish or adjust exposure to
  result in losses to a Fund that would not      against losses if management's correct    particular securities, markets or
  have otherwise occurred                        analysis proves correct                   currencies); risk management may include
                                                                                           management of the Fund's exposure
- Derivatives used for risk management may     - Derivatives that involve leverage         relative to its benchmark
  not have the intended effects and may          could generate substantial gains at
  result in losses or missed opportunities       low cost                                - Each Fund only establishes hedges that it
                                                                                           expects will be highly correlated with
                                                                                           underlying positions
- The counterparty to a derivatives contract
  could default                                                                          - While each Fund may use derivatives that
                                                                                           incidentally involve leverage, it does
- Derivatives that involve leverage could                                                  not use them for the specific purpose of
  magnify losses                                                                           leveraging its portfolios

- Certain types of derivatives involve costs to a Fund which can reduce returns

- Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund's assets and defer recognition of certain of a Fund's losses



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- Each Fund could have difficulty valuing      - These holdings may offer more           - No Fund may invest more than 15% of net
  these holdings precisely                       attractive yields or potential growth     assets in illiquid holdings
                                                 than comparable widely traded
- Each Fund could be unable to sell these        securities                              - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                    redemptions, each Fund may hold high
                                                                                           quality short-term instruments (including
                                                                                           repurchase agreements) and, for temporary
                                                                                           or extraordinary purposes, may borrow
                                                                                           from banks upto 33 1/3% of the value of
                                                                                           its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When a Fund buys securities before issue or  - A Fund can take advantage of            - The Fund segregates liquid assets to
  for delayed delivery, it could be exposed      attractive transaction opportunities      offset leverage risks
  to leverage risk if it does not segregate
  liquid assets

SHORT-TERM TRADING

- Increased trading could raise each Fund's    - Each Fund could realize gains in a      - The Funds generally avoid short-term
  transaction costs                              short period of time                      trading, except to take advantage
                                                                                           of attractive or unexpected opportunities
- Increased short-term capital gains           - Each Fund could protect against losses    or to meet demands generated by
  distributions could raise shareholders'        if a stock is overvalued and its value    shareholder activity
  income tax liability                           later falls

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT SHARES



                                                            PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                           ----------------------------------------    ---------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                               NET ASSET           NET    SECURITIES                     DIVIDENDS
                                  VALUE,    INVESTMENT         (BOTH     TOTAL FROM       FROM NET DISTRIBUTIONS
                               BEGINNING        INCOME  REALIZED AND     INVESTMENT     INVESTMENT  FROM CAPITAL         TOTAL
                               OF PERIOD        (LOSS)   UNREALIZED)     OPERATIONS         INCOME         GAINS DISTRIBUTIONS
                             -----------   -----------  ------------    -----------    ----------- ------------- -------------
GLOBAL 50 FUND
Year Ended 10/31/03          $      9.39          0.03^         2.19           2.22           0.07            --          0.07
Year Ended 10/31/02          $     12.02          0.01^        (2.57)         (2.56)          0.07            --          0.07
Year Ended 10/31/01          $     18.37          0.04^        (5.00)         (4.96)          0.30          1.09          1.39
Year Ended 10/31/00          $     18.06          0.16          0.73           0.89           0.22          0.36          0.58
Year Ended 10/31/99          $     13.36          0.06          4.64           4.70             --            --            --

GLOBAL HEALTHCARE FUND
Year Ended 10/31/03          $     11.31        (0.01)^         1.07           1.06           0.26            --          0.26
Year Ended 10/31/02          $     13.81        (0.03)^        (2.38)         (2.41)          0.09            --          0.09
Year Ended 10/31/01          $     15.11        (0.03)^        (1.26)         (1.29)          0.01            --          0.01
9/29/00* Through 10/31/00    $     15.00         0.03           0.08           0.11             --            --            --



*   Commencement of operations.
^   Calculated based upon average shares outstanding.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                               PER SHARE OPERATING
                                  PERFORMANCE                                         RATIOS/SUPPLEMENTAL DATA:
                                                           -----------------------------------------------------------------
                                                                                RATIOS TO AVERAGE NET ASSETS: #
                                                                        --------------------------------------------------
                                                           NET ASSETS,                          NET               EXPENSES
                               NET ASSET                        END OF                   INVESTMENT       WITHOUT WAIVERS,
                              VALUE, END     TOTAL              PERIOD           NET         INCOME         REIMBURSEMENTS
                               OF PERIOD    RETURN (b)     (THOUSANDS)      EXPENSES         (LOSS)   AND EARNINGS CREDITS
GLOBAL 50 FUND
Year Ended 10/31/03          $     11.54         23.84%    $    29,501          1.50%          0.33%                  2.80%
Year Ended 10/31/02          $      9.39        (21.46%)   $    29,629          1.50%          0.06%                  2.37%
Year Ended 10/31/01          $     12.02        (28.91%)   $    66,967          1.50%          0.25%                  1.89%
Year Ended 10/31/00          $     18.37          4.64%    $   157,736          1.50%          0.57%                  1.80%
Year Ended 10/31/99          $     18.06         35.18%    $   101,070          1.50%          0.28%                  1.97%

GLOBAL HEALTHCARE FUND
Year Ended 10/31/03          $     12.11          9.59%    $    10,153          1.50%         (0.04%)                 3.44%
Year Ended 10/31/02          $     11.31        (17.54%)   $    16,289          1.50%         (0.22%)                 2.62%
Year Ended 10/31/01          $     13.81         (8.55%)   $    30,782          1.50%         (0.20%)                 2.24%
9/29/00* Through 10/31/00    $     15.11          0.73%    $    35,809          1.50%          1.02%                  4.52%

                                       RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------
                             RATIOS TO AVERAGE NET ASSETS: #
                             -------------------------------
                                    NET INVESTMENT
                                      INCOME (LOSS)
                                    WITHOUT WAIVERS,           PORTFOLIO
                                      REIMBURSEMENTS            TURNOVER
                                AND EARNINGS CREDITS                 RATE (b)
GLOBAL 50 FUND
Year Ended 10/31/03                            (0.97%)                91%
Year Ended 10/31/02                            (0.81%)               147%
Year Ended 10/31/01                            (0.14%)               126%
Year Ended 10/31/00                             0.27%                101%
Year Ended 10/31/99                            (0.19%)                84%

GLOBAL HEALTHCARE FUND
Year Ended 10/31/03                            (1.98%)                56%
Year Ended 10/31/02                            (1.34%)                56%
Year Ended 10/31/01                            (0.94%)                57%
9/29/00* Through 10/31/00                      (2.00%)                 3%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Funds' Investment Company Act File No. is 811-07795.

(C)J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-SPECS-304

JPMORGAN FUNDS


PROSPECTUS

MARCH 1 2004


[GRAPHIC]

JPMORGAN TAX AWARE FUNDS

INSTITUTIONAL CLASS SHARES


FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


Fleming Tax Aware International Opportunities Fund                    1
Tax Aware Disciplined Equity Fund                                     7
Tax Aware Enhanced Income Fund                                       13
Tax Aware Short-Intermediate Income Fund                             19
Tax Aware U.S. Equity Fund                                           25
Tax Aware Investing                                                  31
The Funds' Management and Administration                             32
How Your Account Works                                               34
    Buying Fund Shares                                               34
    Selling Fund Shares                                              35
    Exchanging Fund Shares                                           35
    Other Information Concerning the Funds                           36
    Distributions and Taxes                                          36
Income Investments                                                   38
Risk and Reward Elements                                             40
Financial Highlights                                                 48
How To Reach Us                                              BACK COVER

JPMORGAN
  FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 38-47.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN BY INVESTING IN EQUITY SECURITIES OF FOREIGN COMPANIES IN DEVELOPED AND, TO A LESSER EXTENT, EMERGING MARKETS.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

The Fund may also invest in asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.


The Fund is managed in a tax-sensitive manner developed by the adviser.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price;

-  potential reward compared to potential risk; and

-  temporary mispricing caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002    -16.11%
2003     35.68%


BEST QUARTER 2nd quarter, 2003             19.65%
------------------------------------------------
WORST QUARTER 3rd quarter, 2002           -19.63%


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                   PAST 1 YEAR     LIFE OF FUND
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                      35.68             0.08

Return After Taxes on Distributions                                      35.66            (0.08)

Return After Taxes on Distributions and Sale of Fund Shares              24.03             0.07
-----------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      38.59            (0.32)
-----------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        36.00             0.92


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* See footnote on previous page.

^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                          0.85
DISTRIBUTION (RULE 12b-1) FEES                                                           NONE
SHAREHOLDER SERVICE FEES                                                                 0.10
OTHER EXPENSES(1)                                                                        0.46
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                          1.41
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                               (0.41)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                          1.00



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 102         406          732        1,655

JPMORGAN
  TAX AWARE DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 38-47.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500.


Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often consider a number of other criteria:

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1)


1998     31.82%
1999     17.39%
2000     -9.06%
2001    -10.48%
2002    -24.19%
2003     29.91%


BEST QUARTER 4th quarter, 1998             22.98%
------------------------------------------------
WORST QUARTER 3rd quarter, 2002           -17.33%



(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                    29.91            (1.21)            6.93

Return After Taxes on Distributions                                    29.67            (1.51)            6.60

Return After Taxes on Distributions and Sale of Fund Shares            19.69            (1.19)            5.85
--------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    28.68            (0.57)            7.57
--------------------------------------------------------------------------------------------------------------
LIPPER LARGE CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      24.81            (1.08)            6.50


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  The Fund commenced operations on 1/30/97.

^ Performance for the indexes is from 1/31/97. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses for Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                          0.35
DISTRIBUTION (RULE 12b-1) FEES                                                           NONE
SHAREHOLDER SERVICE FEES                                                                 0.10
OTHER EXPENSES(1)                                                                        0.26
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                          0.71
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                               (0.16)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                          0.55



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/05 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  56         211          379          867

JPMORGAN
  TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 38-47.


THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX CURRENT INCOME CONSISTENT WITH PRINCIPAL PRESERVATION.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval).


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.


In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the

Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION STOCK FUNDS

-  WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

-  ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2000    5.17%
2001    4.47%
2002    2.27%
2003    1.43%


BEST QUARTER 4th quarter, 2000              1.73%
------------------------------------------------
WORST QUARTER 4th quarter, 2003             0.07%


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                                               PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                   1.43             3.31

Return After Taxes on Distributions                                   1.16             3.01

Return After Taxes on Distributions and Sale of Fund Shares           1.30             3.00
-------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   1.15             3.61
-------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     3.84             6.01


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                                         NONE
SHAREHOLDER SERVICE FEES                                                               0.10
OTHER EXPENSES(1)                                                                      0.18
-------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                        0.53
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                             (0.28)
-------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                        0.25



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.25% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/05 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  26         142          268          638

JPMORGAN
  TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 38-47.


THE FUND'S OBJECTIVE
THE FUND SEEKS TO MAXIMIZE AFTER-TAX INCOME FROM A PORTFOLIO OF TAX-EXEMPT AND TAXABLE SECURITIES.

THE FUND'S MAIN INVESTMENT STRAGETY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income.

Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase are rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total Assets may be invested in securities rated B or BB.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interestpaying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER TERM BOND FUNDS

-  WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

-  ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past one calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 Year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2003    2.29%


BEST QUARTER 2nd quarter, 2003              1.33%
------------------------------------------------
WORST QUARTER 4th quarter, 2003            -0.10%



(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                                               PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                   2.29             2.76

Return After Taxes on Distributions                                   2.10             2.56

Return After Taxes on Distributions and Sale of Fund Shares           2.10             2.49
-------------------------------------------------------------------------------------------
LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   2.63             2.63
-------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     3.70             3.70



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/20/02.

^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                                         NONE
SHAREHOLDER SERVICE FEES                                                               0.10
OTHER EXPENSES(1)                                                                      0.22
-------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                        0.57
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                             (0.17)
-------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                        0.40



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.40% of its average daily net assets through 02/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  41         166          301          697

JPMORGAN
  TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 38-47.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.


The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING


HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.


INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk


-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and the Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997     30.32%
1998     31.18%
1999     18.31%
2000     -5.57%
2001    -10.13%
2002    -23.56%
2003     25.02%

BEST QUARTER 4th quarter, 1998             21.64%
------------------------------------------------
WORST QUARTER 3rd quarter, 2002           -16.61%


* The performance in the bar chart prior to 2001, and the performance in the table for the period before Institutional Class Shares were launched on 9/15/00 are based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                    25.02            (0.90)            7.39

Return After Taxes on Distributions                                    24.76            (1.21)            7.09

Return After Taxes on Distributions and Sales of Fund Shares           16.56            (0.93)            6.28
--------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    28.68            (0.57)            7.57
--------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      24.81            (1.08)            6.50


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) The Fund commenced operations on 12/18/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                        0.45
DISTRIBUTION (RULE 12b-1) FEES                                                         NONE
SHAREHOLDER SERVICE FEES                                                               0.10
OTHER EXPENSES(1)                                                                      0.24
-------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                        0.79
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                             (0.09)
-------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                        0.70



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.70% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/05 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  72         243          430          970

TAX AWARE INVESTING


TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Fleming Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund:


-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.


An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.


Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming Tax Aware International Opportunities Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Short-Intermediate Income Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets as follows:



FUND                                                 %
------------------------------------------------------
FLEMING TAX AWARE
INTERNATIONAL
OPPORTUNITIES FUND                                0.68
------------------------------------------------------
TAX AWARE DISCIPLINED
EQUITY FUND                                       0.35
------------------------------------------------------
TAX AWARE ENHANCED
INCOME FUND                                       0.21
------------------------------------------------------
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND                                       0.21
------------------------------------------------------
TAX AWARE
U.S. EQUITY FUND                                  0.45


THE PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984, Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997 and Pavlos M. Alexandrakis, Vice President and CFA, who is a senior client portfolio manager in the Global/International Equity Group. An employee since 2002, Mr. Alexandrakis is currently responsible for global and international products in North America. Previously, he was a senior vice president/director of international equities at Pioneer Investment Management in Boston, Smith Barney Asset Management in New York and Lazard Freres Asset Management in New York, where he managed a number of international and global mutual funds, institutional accounts and managed accounts.

TAX AWARE DISCIPLINED EQUITY FUND

The portfolio management team is led by Jonathan N. Golub, Vice President of the adviser and CFA, Timothy J. Devlin, Vice President of the adviser, and Robin B. Chance, Vice President of the adviser. Mr. Golub is a portfolio manager in the U.S. Equity Group. An employee of the adviser since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort at Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996.
Ms. Chance has been at JPMIM since 1987.


TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE SHORT-INTERMEDIATE FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Chase Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts on behalf of the Funds have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to those entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange(NYSE). You will pay the next NAV calculated after your financial service firm or the JPMorgan Funds Service Center receives your order.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services agents to their customers. In addition to this fee any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

GENERAL

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, the Fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date. Any funds received in connection with late orders will be invested on the following business day.

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your financial service firm which Funds you want to buy and he or she will contact us. Your financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some financial service firms charge a single fee that covers all services. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order by the close of regular trading on the NYSE, we will process your order at that day's price.

SELLING FUND SHARES
When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your financial service firm which Funds you want to sell. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your financial service firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange.
Call 1-800-348-4782 for details.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your financial service firm.

ABUSIVE TRADING
The Fleming Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between one of these Funds and other funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any losses or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Fleming Tax Aware International Opportunities Fund typically declares and pays dividends once per year. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically declare and pay dividends four times a year. Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Fund typically declare dividends daily and pay them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN
  TAX AWARE FUNDS


                                                           /X/    Permitted in
                                                           / /    Not permitted


INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                             TAX AWARE           TAX AWARE
                                                                                             ENHANCED       SHORT-INTERMEDIATE
                                                     PRINCIPAL TYPES OF RISK                  INCOME              INCOME
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of     credit, interest rate, market,
payments from specific assets, such as auto or       prepayment                                 /X/                /X/
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of          credit, currency, liquidity,
deposit, time deposits and bankers' acceptances of   political                                  /X/(1)             /X/(1)
domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued    credit, currency, interest rate,
by domestic and foreign banks or corporations.       liquidity, market, political               /X/(1)             /X/(1)
These securities are usually discounted and are
rated by S&P or Moody's or another nationally
recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt     credit, currency, interest rate,
securities that can be converted into equity         liquidity, market, political,
securities at a future time and price.               valuation                                  /X/(1)             /X/(1)

CORPORATE BONDS Debt securities of domestic and      credit, currency, interest rate,
foreign industrial, utility, banking and other       liquidity, market, political,
financial institutions.                              valuation                                  /X/(1)             /X/(1)

MORTGAGES (DIRECTLY HELD) Domestic debt instrument   credit, environmental, extension,
which gives the lender a lien on property as         interest rate, liquidity, market,
security for the loan payment.                       natural event, political, prepayment,
                                                     valuation                                  /X/                /X/

MORTGAGE-BACKED SECURITIES Domestic and foreign      credit, currency, extension, interest
securities (such as Federal Home Loan Banks,         rate, leverage, market, political,
Freddie Macs, Fannie Maes) which represent           prepayment                                 /X/(1)             /X/(1)
interests in pools of mortgages, whereby the
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and       currency, extension, interest rate,
foreign mortgage-backed securities with the          leverage, liquidity, market,
promise to purchase similar securities at a later    political, prepayment                      /X/(1)(2)          /X/(1)(2)
date. Segregated accounts are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent a   credit, currency, extension, interest
share of bank debt or similar securities or          rate, liquidity, political,
obligations.                                         prepayment                                 /X/                /X/

PRIVATE PLACEMENTS Bonds or other investments that   credit, interest rate, liquidity,
are sold directly to an institutional investor.      market, valuation                          /X/                /X/

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS      credit, interest rate, liquidity,
Securities of issuers that invest in real estate     market, natural event, prepayment,
or are secured by real estate.                       valuation                                  /X/                /X/

REPURCHASE AGREEMENTS Contracts whereby the fund     credit                                     /X/                /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby      credit, leverage                           /X/(2)             /X/(2)
the fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF              credit, currency, interest rate,
SUPRANATIONAL ORGANIZATIONS Dollar- or               market, political                          /X/(1)             /X/(1)
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees   credit, currency, interest rate,
to exchange periodic payments with a counterparty.   leverage, market, political,
Segregated accounts are used to offset leverage      valuation                                  /X/(1)             /X/(1)
risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,          credit, interest rate, market,
generally issued as general obligation and revenue   natural event, political                   /X/                /X/
bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments          interest rate                              /X/                /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT        credit, currency, interest rate,
SECURITIES Domestic and foreign securities           liquidity, market, political,
offering non-cash or delayed-cash payment. Their     valuation                                  /X/(1)             /X/(1)
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.


RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.


(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

                                      38/39

RISK AND REWARD ELEMENTS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.



                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                   POTENTIAL REWARDS                        AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its benchmark         - A Fund could outperform its            - The adviser focuses its active
  due to its securities and asset allocation        benchmark due to these same choices      management on securities selection,
  choices                                                                                    the area where it believes its
                                                                                             commitment to research can most
                                                                                             enhance returns

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

- The Fund's share price and performance will     - Foreign investments, which represent   - Under normal circumstances the
  fluctuate in response to stock market             a major portion of the                   Fund plans to remain fully invested
  movements                                         world's securities, offer attractive     in accordance with its policies.
                                                    potential performance and                Equity investments may include
- The Fund could lose money because of              opportunities for diversification        common stocks, convertible
  foreign government actions, political                                                      securities, preferred stocks,
  instability lack of adequate and/or accurate    - Stocks have generally outperformed       depositary receipts (such as ADRs
  information                                       more stable investments (such as         and EDRs), trust or partnership
                                                    bonds and cash equivalents) over the     interests, warrants, rights and
- Investment risks tend to be higher in             long term                                investment company securities. The
  emerging markets. These markets also present                                               Fund may invest uninvested cash in
  higher liquidity and valuation risks            - Emerging markets can offer higher        affiliated money market funds
                                                    returns
- Adverse market conditions may from time to                                               - The Fund seeks to limit risk and
  time cause the Fund to take temporary                                                      enhance performance through active
  defensive positions that are inconsistent                                                  management and diversification
  with its principal investment strategies and
  may hinder the Fund from achieving its                                                   - During severe market downturns,
  investment objective                                                                       the Fund has the option of
                                                                                             investing up to 100% of its assets
                                                                                             in high quality short-term
                                                                                             instruments

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                   POTENTIAL REWARDS                        AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE DISCIPLINED EQUITY
AND TAX AWARE U.S. EQUITY FUNDS

- A Fund's share price and performance            - Stocks have generally                  - Under normal circumstances
  will fluctuate in response to stock               outperformed more stable                 the Funds plan to remain fully
  market movements                                  investments (such as bonds and           invested in accordance with its
                                                    cash equivalents) over the long          policies. Equity investments
- Adverse market conditions may from time           term                                     may include common stocks,
  to time cause a Fund to take temporary                                                     convertible securities,
  defensive positions that are inconsistent                                                  preferred stocks, depositary
  with its principal investment strategies                                                   receipts (such as ADRs and
  and may hinder the Fund from achieving                                                     EDRs) trust or partnership
  its investment objective                                                                   interests, warrants, rights and
                                                                                             investment company securities.
                                                                                             The Fund may invest uninvested
                                                                                             cash in affiliated money market
                                                                                             funds

                                                                                           - The Funds seek to limit risk through
                                                                                             active management and diversification

                                                                                           - During severe market downturns, the
                                                                                             Funds have the option of investing up
                                                                                             to 100% of its assets in high quality
                                                                                             short-term instruments

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                   POTENTIAL REWARDS                        AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME AND
TAX AWARE SHORT-INTERMEDIATE FUNDS

- A Fund's share price, yield and total return    - Bonds have generally outperformed      - Under normal circumstances
  will fluctuate in response to bond                money market investments over            each Fund plans to remain fully
  market movements                                  the long term, with less risk            invested in bonds and other
                                                    than stocks                              fixed income securities. The Fund
- The value of most bonds will fall when                                                     may invest uninvested cash in
  interest rates rise; the longer a bond's        - Most bonds will rise in value            affiliated money market funds
  maturity and the lower its credit                 when interest rates fall
  quality, the more its value typically                                                    - A Fund seeks to limit risk and
  falls                                           - Mortgage-backed and asset-               enhance after tax yields through
                                                    backed securities can offer              careful management, sector allocation,
- Adverse market conditions may from time           attractive returns                       individual securities selection and
  to time cause a Fund to take temporary                                                     duration management
  defensive positions that are inconsistent
  with its principal investment strategies                                                 - During severe market down-turns, a
  and may hinder a Fund from achieving its                                                   Fund has the option of investing up to
  investment objective                                                                       100% of assets in high quality
                                                                                             short-term instruments
- Mortgage-backed and asset-backed
  securities (securities representing an                                                   - The adviser monitors interest
  interest in, or secured by, a pool of                                                      rate trends, as well as
  mortgages or other assets such as                                                          geographic and demographic
  receivables) could generate capital                                                        information related to
  losses or periods of low yields if they                                                    mortgage-backed securities and
  are paid off substantially earlier or                                                      mortgage prepayments
  later than anticipated

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                   POTENTIAL REWARDS                        AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements could          - Favorable exchange rate                - The Funds actively manage the
  reduce gains or create losses                     movements could generate gains or        currency exposure of its foreign
                                                    reduce losses                            investments and may hedge a
- Currency risks tend to be higher in                                                        portion of its foreign currency
  emerging markets                                                                           exposure into the U.S. dollar or
                                                                                             other currencies which the
                                                                                             adviser deems more attractive
                                                                                             (see also "Derivatives")

SECURITIES LENDING

- When a Fund lends a security, there is          - A Fund may enhance income              - The adviser maintains a list
  a risk that the loaned securities may             through the investment of the            of approved borrowers
  not be returned if the borrower or the            collateral received from the
  lending agent defaults                            borrower                               - A Fund receives collateral equal to
                                                                                             at least 100% of the current value of
- The collateral will be subject to the                                                      securities loaned plus accrued interest
  risks of the securities in which it is
  invested                                                                                 - The lending agents indemnify a Fund
                                                                                             against borrower default

                                                                                           - The adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses

                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loaned within the normal
                                                                                             settlement period

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                   POTENTIAL REWARDS                        AND REWARD
DERIVATIVES

- Derivatives such as futures, options,           - Hedges that correlate well with        - The Funds use derivatives for
  swaps and forward foreign currency                underlying positions can reduce or       hedging and tax and risk
  contracts (1) that are used for hedging           eliminate losses at low cost             management purposes (i.e., to
  the portfolio or specific securities                                                       establish or adjust exposure to
  may not fully offset the underlying             - A Fund could make money and              particular securities, markets
  positions and this could result in                protect against losses if the            or currencies)
  losses to a Fund that would not have              investment analysis proves correct
  otherwise occurred                                                                       - The Funds only establish hedges that
                                                  - Derivatives that involve lever-          they expect will be highly correlated
- Derivatives used for risk management              age could generate substantial           with underlying positions
  may not have the intended effects and             gains at low cost
  may result in losses or missed                                                           - While the Funds may use derivatives
  opportunities                                                                              that incidentally involve leverage,
                                                                                             they do not use them for the specific
                                                                                             purpose of leveraging their portfolios

- The counterparty to a derivatives
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                   POTENTIAL REWARDS                        AND REWARD
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing            - These holdings may offer more          - No Fund may invest more than
  these holdings precisely                          attractive yields or potential           15% of its net assets in
                                                    growth than comparable widely            illiquid holdings
- A Fund could be unable to sell these              traded securities
  holdings at the time or price it desires                                                 - To maintain adequate liquidity,
                                                                                             each Fund may hold high quality
                                                                                             short-term instruments and may
                                                                                             borrow (including repurchase
                                                                                             agreements and reverse
                                                                                             repurchase agreements) from
                                                                                             banks up to 33 1/3% of the value
                                                                                             of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before              - A Fund can take advantage of           - Each Fund segregates liquid
  issue or for delayed delivery, it                 attractive transaction                   assets to offset leverage risk
  could be exposed to leverage risk if it           opportunities
  does not segregate liquid assets

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                   POTENTIAL REWARDS                        AND REWARD
SHORT-TERM TRADING

- Increased trading could raise a Fund's          - A Fund could realize gains in a        - The Funds will generally avoid
  brokerage and related cost                        short period of time                     short-term trading, except to
                                                                                             take advantage of attractive or
- Increased short-term capital gains              - A Fund could protect against             unexpected opportunities or to
  distributions could raise shareholders'           losses if a stock is overvalued          meet demands generated by
  income tax liability                              and its value later falls                shareholder activity

CREDIT QUALITY - TAX AWARE ENHANCED
INCOME FUND AND TAX AWARE
SHORT-INTERMEDIATE FUNDS

- The default of an issuer would leave            - Investment-grade bonds have a          - The Funds maintain their own
  the Funds with unpaid interest or                 lower risk of default                    policies for balancing credit
  principal                                                                                  quality against potential yields
                                                                                             and gains in light of its
                                                                                             investment goals

                                                                                           - The adviser develops its own ratings
                                                                                             of unrated securities and makes a
                                                                                             credit quality determination for
                                                                                             unrated securities

FOREIGN INVESTMENTS - TAX AWARE
DISCIPLINED EQUITY AND TAX AWARE U.S.
EQUITY FUNDS

- A Fund could lose money                         - Foreign investments, which             - Each Fund anticipates that its
  because of foreign government actions,            represent a major portion of the         total foreign investments will
  political instability or lack of adequate         world's securities, offer                not exceed 20% of assets
  and accurate information                          attractive potential performance
                                                    and opportunities for
                                                    diversification

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                   POTENTIAL REWARDS                        AND REWARD
TAX AWARE ENHANCED INCOME
AND TAX AWARE
SHORT-INTERMEDIATE FUNDS

FOREIGN INVESTMENTS (CONTINUED)

- A Fund could lose money because of foreign      - Foreign bonds, which represent         - Foreign bonds may be a
  government  actions, political                    a major portion of the world's           significant investment (25% of
  instability or lack of adequate and               fixed income securities, offer           assets) for the Fund
  accurate information                              attractive potential performance
                                                    and opportunities for diversification

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES



                                                                                  PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                            --------------------------------------   ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03               $ 11.02         0.15^          2.55         2.70         0.12              --            0.12
Year Ended 10/31/02               $ 12.43         0.14          (1.51)       (1.37)        0.04              --            0.04
5/1/01* Through 10/31/01          $ 15.00         0.07^         (2.64)       (2.57)          --              --              --


TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/03               $ 11.74         0.15           2.28         2.43         0.15              --            0.15
Year Ended 10/31/02               $ 14.36         0.14          (2.57)       (2.43)        0.19              --            0.19
Year Ended 10/31/01               $ 18.87         0.14          (4.57)       (4.43)        0.08              --            0.08
Year Ended 10/31/00               $ 18.19         0.15           0.68         0.83         0.15              --            0.15
Year Ended 10/31/99               $ 14.71         0.15           3.48         3.63         0.15              --            0.15


TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03               $ 10.07         0.19          (0.02)        0.17         0.19              --            0.19
Year Ended 10/31/02               $ 10.10         0.22          (0.01)        0.21         0.23            0.01            0.24
Year Ended 10/31/01^^             $  9.95         0.39           0.15         0.54         0.39              --            0.39
Year Ended 10/31/00^^             $  9.95         0.45             --         0.45         0.45              --            0.45
4/16/99* Through 10/31/99^^       $ 10.00         0.20          (0.05)        0.15         0.20              --            0.20



  *  Commencement of offering of class of shares.
  ^  Calculated based on average shares outstanding.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------    --------------------------------------------------------------
                                                                                              RATIOS TO AVERAGE NET ASSETS: #
                                                                                   ------------------------------------------------
                                                                    NET ASSETS,                       NET               EXPENSES
                                            NET ASSET                    END OF                INVESTMENT       WITHOUT WAIVERS,
                                           VALUE, END    TOTAL           PERIOD          NET       INCOME         REIMBURSEMENTS
                                            OF PERIOD   RETURN(b)    (MILLIONS)     EXPENSES       (LOSS)   AND EARNINGS CREDITS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03                           $ 13.60       24.74%     $    135         1.00%        1.31%                  1.41%
Year Ended 10/31/02                           $ 11.02      (11.08%)    $    149         1.00%        1.08%                  1.32%
5/1/01* Through 10/31/01                      $ 12.43      (17.13%)    $    176         1.00%        1.09%                  1.33%


TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/03                           $ 14.02       20.91%     $    181         0.55%        1.21%                  0.71%
Year Ended 10/31/02                           $ 11.74      (17.13%)    $    194         0.55%        0.93%                  0.70%
Year Ended 10/31/01                           $ 14.36      (23.55%)    $    313         0.55%        0.77%                  0.60%
Year Ended 10/31/00                           $ 18.87        4.54%     $    478         0.55%        0.78%                  0.59%
Year Ended 10/31/99                           $ 18.19       24.72%     $    341         0.55%        0.94%                  0.65%


TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                           $ 10.05        1.73%     $  2,068         0.25%        1.88%                  0.53%
Year Ended 10/31/02                           $ 10.07        2.01%     $  1,671         0.25%        2.20%                  0.54%
Year Ended 10/31/01^^                         $ 10.10        5.63%     $    951         0.25%        3.80%                  0.50%
Year Ended 10/31/00^^                         $  9.95        4.55%     $    299         0.25%        4.43%                  0.50%
4/16/99* Through 10/31/99^^                   $  9.95        1.57%     $    355         0.25%        4.01%                  0.57%

                                           RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                                  -------------------------------
                                                   NET INVESTMENT
                                                    INCOME (LOSS)
                                                 WITHOUT WAIVERS,   PORTFOLIO
                                                   REIMBURSEMENTS    TURNOVER
                                             AND EARNINGS CREDITS    RATE (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/03                                          0.90%         79%
Year Ended 10/31/02                                          0.76%         97%
5/1/01* Through 10/31/01                                     0.76%         43%


TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/03                                          1.05%         46%
Year Ended 10/31/02                                          0.78%         60%
Year Ended 10/31/01                                          0.72%         44%
Year Ended 10/31/00                                          0.74%         51%
Year Ended 10/31/99                                          0.84%         40%


TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/03                                          1.60%        241%
Year Ended 10/31/02                                          1.90%        186%
Year Ended 10/31/01^^                                        3.55%        142%
Year Ended 10/31/00^^                                        4.18%        172%
4/16/99* Through 10/31/99^^                                  3.69%         69%

INSTITUTIONAL CLASS SHARES



                                                                 PER SHARE OPERATING PERFORMANCE:
                                ----------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                            -------------------------------------   ----------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* Through 10/31/03        $ 10.00         0.20^          0.04         0.24         0.19          --                0.19


TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03               $  9.17         0.11^          1.42         1.53         0.13          --                0.13
Year Ended 10/31/02               $ 11.15         0.12          (1.94)       (1.82)        0.16          --                0.16
Year Ended 10/31/01               $ 14.73         0.08^         (3.55)       (3.47)        0.11          --                0.11
9/15/00* Through 10/31/00         $ 15.00         0.01^         (0.28)       (0.27)          --          --                  --



  *  Commencement of offering of class of shares.
  ^  Calculated based on average shares outstanding.
  @  Amount rounds to less than one million.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------    --------------------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                   ------------------------------------------------
                                                                    NET ASSETS,                       NET               EXPENSES
                                            NET ASSET                    END OF                INVESTMENT       WITHOUT WAIVERS,
                                           VALUE, END    TOTAL           PERIOD          NET       INCOME         REIMBURSEMENTS
                                            OF PERIOD   RETURN(b)    (MILLIONS)     EXPENSES       (LOSS)   AND EARNINGS CREDITS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* Through 10/31/03                    $ 10.05        2.41%     $    336         0.35%        2.34%                  0.57%


TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                           $ 10.57       16.89%     $    105         0.70%        1.09%                  0.79%
Year Ended 10/31/02                           $  9.17      (16.50%)    $     41         0.70%        0.92%                  0.84%
Year Ended 10/31/01                           $ 11.15      (23.67%)    $     12         0.70%        0.69%                  0.93%
9/15/00* Through 10/31/00                     $ 14.73       (1.80%)    $     --@        0.70%        0.51%                  0.85%

                                          RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                                  -------------------------------
                                                   NET INVESTMENT
                                                    INCOME (LOSS)
                                                 WITHOUT WAIVERS,   PORTFOLIO
                                                   REIMBURSEMENTS    TURNOVER
                                             AND EARNINGS CREDITS    RATE (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
12/20/02* Through 10/31/03                                   2.12%        274%


TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/03                                          1.00%         13%
Year Ended 10/31/02                                          0.78%         27%
Year Ended 10/31/01                                          0.46%         22%
9/15/00* Through 10/31/00                                    0.36%         15%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102

1-202-942-8090
e-mail: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. for each Fund is:



Fleming Tax Aware International
   Opportunities Fund                      811-05151
Tax Aware Disciplined Equity Fund          811-07795
Tax Aware Enchanced Income Fund            811-07795
Tax Aware Short-Intermediate Income Fund   811-07342
Tax Aware U.S. Equity Fund                 811-07795



(C) J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-TAI-304

JPMORGAN FUNDS



PROSPECTUS MARCH 1 2004



[GRAPHIC]


JPMORGAN TAX AWARE FUNDS
CLASS A, CLASS B AND CLASS C SHARES


FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND (CLASS A)


TAX AWARE ENHANCED INCOME FUND (CLASS A)
TAX AWARE U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING]
ASSET MANAGEMENT LOGO

[JPMORGAN FLEMING LOGO]
ASSET MANAGEMENT LOGO

CONTENTS


Fleming Tax Aware International Opportunities Fund                  1

Tax Aware Enhanced Income Fund                                      7

Tax Aware U.S. Equity Fund                                         13

Tax Aware Investing                                                19

The Funds' Management and Administration                           20

How Your Account Works                                             22

    Know Which Classes to Buy                                      22

    About Sales Charges                                            22

    Total Sales Charges                                            22

    Buying Fund Shares                                             25

    Selling Fund Shares                                            26

    Exchanging Fund Shares                                         27

    Other Information Concerning The Funds                         28

    Distributions and Taxes                                        28

Shareholder Services                                               30

Income Investments                                                 32

Risk and Reward Elements                                           34

Financial Highlights                                               42

How to Reach Us                                            BACK COVER

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 32-40.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN BY INVESTING IN EQUITY SECURITIES OF FOREIGN COMPANIES IN DEVELOPED AND, TO A LESSER EXTENT, EMERGING MARKETS.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.


The Fund may invest in asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.


The Fund is managed in a tax-sensitive manner developed by the adviser.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002    -16.86%
2003     34.67%


BEST QUARTER  2nd quarter, 2003           19.38%

WORST QUARTER 3rd quarter, 2002          -19.78%


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003



                                                                          PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                             26.92          (2.90)

Return After Taxes on Distributions                                             26.92          (3.02)

Return After Taxes on Distributions and Sale of Fund Shares                     17.98          (2.47)
----------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             38.59          (0.32)
----------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR  TAXES)                                              36.00           0.92



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                      CLASS A SHARES
----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                               5.75%
----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                         NONE**
----------------------------------------------------------------------------------------------------



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                                      CLASS A SHARES
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                 0.85
DISTRIBUTION (RULE 12b-1) FEES                                                                  0.25
SHAREHOLDER SERVICE FEES                                                                        0.25
OTHER EXPENSES(1)                                                                               1.06
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                 2.41
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                      (0.61)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                 1.80



(1) "Other expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.80% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may also voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.



                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                              747        1,228        1,735        3,120



*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 32-40.


THE FUND'S OBJECTIVE

THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX CURRENT INCOME CONSISTENT WITH PRINCIPAL PRESERVATION.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage- related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.


In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

- ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000    4.91%
2001    4.41%
2002    1.65%
2003    0.92%


BEST QUARTER 4th quarter, 2000        1.67%

WORST QUARTER 4th quarter, 2003      -0.06%



* The performance in the table for the period before Class A Shares were launched on 11/30/01 and the performance in the bar chart prior to 2002 are based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                          PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                             (0.56)          2.64

Return After Taxes on Distributions                                             (0.75)          2.38

Return After Taxes on Distributions and Sale of Fund Shares                     (0.10)          2.41
----------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              1.15           3.61
----------------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                3.84           6.01


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES


The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                               1.50%
----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                               NONE**



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                                                 0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                  0.25
SHAREHOLDER SERVICE FEES                                                                        0.25
OTHER EXPENSES(1)                                                                               0.25
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                 1.00
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                      (0.25)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                 0.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.



                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                              225          439          670        1,334


*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 32-40.


THE FUND'S OBJECTIVE

THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.


The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.


INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.


By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997     30.32%
1998     31.18%
1999     18.31%
2000     -5.15%
2001    -10.67%
2002    -23.83%
2003     24.41%

BEST QUARTER 4th quarter, 1998             21.64%

WORST QUARTER 3rd quarter, 2002           -16.65%


* The performance in the table for the period before Classes A, B and C Shares were launched on 4/16/01 and the performance in the bar chart prior to 2002 are based on the performance of Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A, B and C Shares would have been lower than those shown because Class A, B and C Shares have higher expenses than Select Class Shares. Returns for 2002 and 2003 in the bar chart reflect the performance of Class A Shares.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                     PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                        17.25          (2.16)           6.42

Return After Taxes on Distributions                                        17.16          (2.34)           6.21

Return After Taxes on Distributions and Sale of Fund Shares                11.31          (1.92)           5.47
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                        18.87          (1.75)           7.04
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                        22.88          (1.38)           7.02
---------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        28.68          (0.57)           7.57
---------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          24.81          (1.08)           6.50


The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 12/9/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, B AND C SHARES


The expenses of Class A, B and C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                            CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     5.75%              NONE              NONE
---------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE**             5.00%             1.00%



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.45               0.45               0.45
DISTRIBUTION (RULE 12b-1) FEES                                       0.25               0.75               0.75
SHAREHOLDER SERVICE FEES                                             0.25               0.25               0.25
OTHER EXPENSES(1)                                                    0.95               0.95               0.95
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.90               2.40               2.40
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.80)             (0.80)             (0.80)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.10               1.60               1.60



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10%, 1.60% and 1.60% respectively, of their average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 2 YEARS      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                  681        1,064        1,472        2,608
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                                 663          972        1,408        2,551***
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                                                 263          672        1,208        2,675


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                                   163          672        1,208        2,551***
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                                                   163          672        1,208        2,675


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

- employing a long-term approach to investing;

- attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Fleming Tax Aware International Opportunities Fund and the Tax Aware U.S. Equity Fund:


- investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

- in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.


An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.


Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Tax Aware International Opportunities Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER


JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
FLEMING TAX AWARE
INTERNATIONAL OPPORTUNITIES FUND                0.68
----------------------------------------------------
TAX AWARE ENHANCED
INCOME FUND                                     0.21
----------------------------------------------------
TAX AWARE U.S. EQUITY FUND                      0.45


THE PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND


The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984, Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997 and Pavlos M. Alexandrakis, Vice President and CFA, who is a senior client portfolio manager in the Global/International Equity Group. An employee since 2002, Mr. Alexandrakis is currently responsible for global and international products in North America. Previously, he was a senior vice president/director of international equities at Pioneer Investment Management in Boston, Smith Barney Asset Management in New York and Lazard Freres Asset Management in New York, where he managed a number of international and global mutual funds, institutional accounts and managed accounts.


TAX AWARE ENHANCED INCOME FUND


The Fund is managed by a team of individuals at JPMIM.


TAX AWARE U.S. EQUITY FUND


The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Classes A, B, or C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to those entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all the Funds and Class B and Class C Shares of the Tax Aware U.S. Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES


You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different sales charges are associated with each class of shares:


- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.


- If you choose to invest in Class C Shares, you will be required to pay a deferred sales charge when you sell your shares if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.


This section explains how the three sales charges work.

CLASS A SHARES


The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value (NAV) is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.

The following chart shows the sales charge for all the Funds except the Tax Aware Enhanced Income Fund:


TOTAL SALES CHARGES


                                                                           SALES
                                                                          CHARGE
                                                                      RE-ALLOWED
                                                                      TO DEALERS
                                       AS % OF          AS % OF          AS % OF
                                      OFFERING              NET         OFFERING
AMOUNT OF                                PRICE           AMOUNT            PRICE
INVESTMENT                           PER SHARE         INVESTED        PER SHARE
--------------------------------------------------------------------------------
LESS THAN
$100,000                                  5.75             6.10             5.00
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                            3.75             3.90             3.25
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                            2.50             2.56             2.25
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                          2.00             2.04             1.75
--------------------------------------------------------------------------------
$1 MILLION
OR MORE                                   NONE             NONE        SEE BELOW*



*   There is no sales charge for investments of $1 million or more in any Fund.

The following chart shows the sales charge for the Tax Aware Enhanced Income
Fund.


                                                                           SALES
                                                                          CHARGE
                                                                      RE-ALLOWED
                                          AS %                        TO DEALERS
                                        OF THE          AS % OF          AS % OF
                                      OFFERING              NET         OFFERING
AMOUNT OF                                PRICE           AMOUNT            PRICE
INVESTMENT                           PER SHARE         INVESTED        PER SHARE
--------------------------------------------------------------------------------
LESS THAN
$100,000                                  1.50             1.52             1.00
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                            1.00             1.00             0.50
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                            0.50             0.50             0.25
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                          0.25             0.25             0.25
--------------------------------------------------------------------------------
$1 MILLION
OR MORE                                   NONE             NONE        SEE BELOW*
--------------------------------------------------------------------------------



*   There is no sales charge for investments of $1 million or more in any Fund.

At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers. The Funds' distributor may make a payment to broker-dealers for investments of $1 million or more. With the exception of the Tax Aware Enhanced Income Fund, any purchase of $1 million or more of Class A Shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge ("CDSC") payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

You can reduce or eliminate your initial sales charge in the following ways (more detailed information about these and other programs is contained in the SAI and is available from your investment representative):

STATEMENT OF INTENTION

You may receive a Class A front-end sales charge reduction on your purchases of Class A Shares made during a 13-month period by signing a Statement of Intention. Your initial sales charge will be based on your goal. For purposes of the Statement of Intention, you can aggregate the purchases of Class A Shares in any JPMorgan Fund (or if a Fund has only one class, shares of such other JPMorgan Fund), excluding any JPMorgan Money Market Fund. A 90-day back-dated period can also be used to count previous purchases toward your goal. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Statement of Intention. The sales charge will be adjusted if you do not meet your goal.

CUMULATIVE QUANTITY DISCOUNT

To receive a Class A front-end sales charge reduction you can count towards the amount of your investment your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan Money Market Fund. We will apply the initial sales charge to the aggregate dollar amount of the new purchase and the greater of the purchaser's total net asset value or cost of any shares acquired and still held in the Funds, excluding any JPMorgan Money Market Fund. We may modify or discontinue the Cumulative Quantity Discount program at any time.

TELL US YOUR INVESTMENT AMOUNT

To qualify for a Class A front-end sales charge reduction under one of the programs described above, consult with your investment representative or the JPMorgan Funds Service Center in advance of your purchase.

RETIREMENT PLAN PURCHASES

You will not pay an initial sales charge if you purchase shares through a group retirement plan if:

- you are investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds;

- you are investing through any qualified retirement plan with 50 or more participants; or

- you are a participant in certain qualified retirement plans and are investing (or reinvesting) the proceeds from the repayment of a plan loan made to you.

PURCHASE THROUGH AN INVESTMENT ADVISER

You may not pay an initial sales charge if you purchase shares through an investment adviser or financial planner that charges a fee for its services.

529 PLANS

When shares of the Funds are sold to a qualified tuition program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as employees of JPMorgan Chase. These categories are described in the SAI.

CLASS B SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

                                      DEFERRED
YEAR                              SALES CHARGE
----------------------------------------------
1                                            5%
----------------------------------------------
2                                            4%
----------------------------------------------
3                                            3%
----------------------------------------------
4                                            3%
----------------------------------------------
5                                            2%
----------------------------------------------
6                                            1%
----------------------------------------------
7                                         NONE
----------------------------------------------
8                                         NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.


Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.


RULE 12b-1 DISTRIBUTION PLANS

Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B and Class C Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services agents to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, any of

JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.


WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the amount of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer do not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative which Funds you want to buy and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price.


THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL


Whether you choose Class A, B or C Shares, the price of the shares is based on the NAV. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE. Each Fund generally values its assets at market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL
SHARES OR GET FUND INFORMATION, CALL:

The JPMorgan Funds Service Center
1-800-348-4782

MINIMUM INVESTMENTS


                                           INITIAL     ADDITIONAL
TYPE OF ACCOUNT                         INVESTMENT    INVESTMENTS
-----------------------------------------------------------------
REGULAR ACCOUNT                       $      2,500   $        100
-----------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)         $      1,000   $        100
-----------------------------------------------------------------
IRAS                                  $      1,000   $        100
-----------------------------------------------------------------
SEP-IRAS                              $      1,000   $        100
-----------------------------------------------------------------
COVERDELL EDUCATION
SAVINGS ACCOUNT                       $        500   $        100
-----------------------------------------------------------------


(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.


Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares -- General.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.


The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative which Funds you want to sell. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER


Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL


You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan fund for another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


ABUSIVE TRADING

The Fleming Tax Aware International Opportunities Fund and Tax Aware U.S. Equity Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Fleming Tax Aware International Opportunities Fund typically declares and pays dividends once per year. Tax Aware Enhanced Income Fund typically declares dividends daily and pays them monthly. Tax Aware U.S. Equity Fund typically declares and pays dividends four times a year. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund will qualify to any significant extent for designation as qualified dividend income.


Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or legal taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN


If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN TAX AWARE FUNDS


                                                               /X/ Permitted
                                                               / / Not Permitted


INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                                                      TAX AWARE
                                                                                                                      ENHANCED
                                                               PRINCIPAL TYPES OF RISK                               INCOME FUND
ASSET-BACKED SECURITIES Interests in a stream of payments
from specific assets, such as auto or credit card
receivables.                                                   credit, interest rate, market, prepayment                 /X/

BANK OBLIGATIONS Negotiable certificates of deposit, time
deposits and bankers' acceptances of domestic and foreign
issuers.                                                       credit, currency, liquidity, political                    /X/(1)

COMMERCIAL PAPER Unsecured short -term debt issued by
domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P or Moody's or
another nationally recognized statistical rating               credit, currency, interest rate, liquidity, market,
organization.                                                  political                                                 /X/(1)

CONVERTIBLE SECURITIES Domestic and foreign debt securities
that can be converted into equity securities at a future       credit, currency, interest rate, liquidity, market,
time and price.                                                political, valuation                                      /X/(1)

CORPORATE BONDS Debt securities of domestic and foreign
industrial, utility, banking and other financial               credit, currency, interest rate, liquidity, market,
institutions.                                                  political, valuation                                      /X/(1)

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which       credit, environmental, extension, interest rate,
gives the lender a lien on property as security for the loan   liquidity, market, natural event, political,
payment.                                                       prepayment, valuation                                     /X/

MORTGAGE-BACKED SECURITIES Domestic and foreign securities
(such as Federal Home Loan Banks, Freddie Macs, Fannie Maes)
which represent interests in pools of mortgages, whereby the
principal and interest paid every month is passed through to   credit, currency, extension, interest rate,
the holder of the securities.                                  leverage, market, political, prepayment                   /X/(1)

MORTGAGE-DOLLAR ROLLS The sale of domestic and foreign
mortgage-backed securities with the promise to purchase
similar securities at a later date. Segregated accounts are    credit, currency, extension, interest rate,
used to offset leverage risk.                                  leverage, liquidity, market, political, prepayment        /X/(1)(2)

PARTICIPATION INTERESTS Interests that represent a share of    credit, currency, extension, interest rate,
bank debt or similar securities or obligations.                liquidity, political, prepayment                          /X/

PRIVATE PLACEMENTS Bonds or other investments that are sold
directly to an institutional investor.                         credit, interest rate, liquidity, market, valuation       /X/

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities
of issuers that invest in real estate or are secured by real   credit, environmental, interest rate, liquidity,
estate.                                                        market, natural event, prepayment, valuation              /X/

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to
purchase a security and resell it to the seller on a
particular date and at a specific price.                       credit                                                    /X/

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund
sells a security and agrees to repurchase it from the buyer
on a particular date and at a specific price. Considered a
form of borrowing.                                             credit, leverage                                          /X/(2)

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL
ORGANIZATIONS Dollar- or non-dollar-denominated securities
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.                                           credit, currency, interest rate, market, political        /X/(1)

SWAPS Contractual agreement whereby a party agrees to
exchange periodic payments with a counterparty. Segregated     credit, currency, interest rate, leverage, market,
accounts are used to offset leverage risk.                     political, valuation                                      /X/(1)

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is
exempt from federal taxation and state and/or local taxes in   credit, interest rate, market, natural event,
the state where the securities were issued.                    political                                                 /X/

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.                      interest rate                                             /X/

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES
Domestic and foreign securities offering non-cash or
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and         credit, currency, interest rate, liquidity, market,
involve certain special tax considerations.                    political, valuation                                      /X/(1)


RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE
FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets

                                      32/33

JPMORGAN TAX AWARE FUNDS

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its           - A Fund could outperform its benchmark   - The adviser focuses its active management
  benchmark due to its securities and       due to these same choices                 on securities selection, the area where it
  asset allocation choices                                                            believes its commitment to research can
                                                                                      most enhance returns

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

- The Fund's share price and performance  - Stocks have generally outperformed      - Under normal circumstances, the Fund plans
  will fluctuate in response to stock       more stable investments (such as bonds    to remain fully invested in accordance with
  market movements                          and cash equivalents) over the long       its policies. Equity investments may
                                            term                                      include common stocks, convertible
                                                                                      securities, preferred stocks, depositary
- The Fund could lose money because of    - Foreign investments, which represent a    receipts (such as ADRs and EDRs), trust or
  foreign government actions, political     major portion of the world's              partnership interests, warrants, rights and
  instability, or lack of adequate          securities, offer attractive potential    investment company securities. The Fund may
  and/or accurate information               performance and opportunities for         invest uninvested cash in affiliated money
                                            diversification                           market funds.

- Investment risks tend to be higher in   - Emerging markets can offer higher       - The Fund seeks to limit risk and enhance
  emerging markets. These markets also      returns                                   performance through active management and
  present higher liquidity and valuation                                              diversification
  risks
                                                                                    - During severe market downturns, the Fund
- Adverse market conditions may from                                                  has the option of investing up to 100% of
  time to time cause the Fund to take                                                 its assets in investment-grade short-term
  temporary defensive positions that are                                              instruments
  inconsistent with its principal
  investment strategies and may hinder
  the Fund from achieving its investment
  objective

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE U.S. EQUITY FUND

- The Fund's share price and performance  - Stocks have generally outperformed      - Under normal circumstances the Fund plans
  will fluctuate in response to stock       more stable investments (such as bonds    to remain fully invested in accordance with
  market movements                          and cash equivalents) over the long       its policies. Equity investments may
                                            term                                      include common stocks, convertible
- Adverse market conditions may from                                                  securities, preferred stocks, depositary
  time to time cause the Fund to take                                                 receipts (such as ADRs and EDRs) trust or
  temporary defensive positions that are                                              partnership interests, warrants, rights,
  inconsistent with its principal                                                     and investment company securities. The Fund
  investment strategies and may hinder                                                may invest uninvested cash in affiliated
  the Fund from achieving its investment                                              money market funds.
  objective
                                                                                    - The Fund seeks to limit risk through active
                                                                                      management and diversification

                                                                                    - During severe market downturns, the Funds
                                                                                      have the option of investing up to 100% of
                                                                                      its assets in high quality short-term
                                                                                      instruments

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME FUND

- The Fund's share price, yield, and      - Bonds have generally outperformed       - Under normal circumstances the Fund plans
  total return will fluctuate in            money market investments over the long    to remain fully invested in bonds and other
  response to bond market movements         term, with less risk than stocks          fixed income securities. The Fund may
                                                                                      invest uninvested cash in affiliated money
- The value of most bonds will fall when  - Most bonds will rise in value when        market funds
  interest rates rise; the longer a         interest rates fall
  bond's maturity and the lower its                                                 - The Fund seeks to limit risk and enhance
  credit quality, the more its value      - Mortgage-backed and asset-backed          after tax yields through careful
  typically falls                           securities can offer attractive           management, sector allocation, individual
                                            returns                                   securities selection, and duration
- Adverse market conditions may from                                                  management
  time to time cause the Fund to take
  temporary defensive positions that are                                            - During severe market downturns, the Fund
  inconsistent with its principal                                                     has the option of investing up to 100% of
  investment strategies and may hinder                                                assets in high quality short-term
  the Fund from achieving its investment                                              instruments
  objective
                                                                                    - The adviser monitors interest rate trends,
- Mortgage-backed and asset-backed                                                    as well as geographic and demographic
  securities (securities representing an                                              information related to mortgage-backed
  interest in, or secured by, a pool of                                               securities and mortgage prepayments
  mortgages or other assets such as
  receivables) could generate capital
  losses or periods of low yields if
  they are paid off substantially
  earlier or later than anticipated

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Funds actively manage the currency
  reduce gains or create losses             could generate gains or reduce losses     exposure of its foreign investments and may
                                                                                      hedge a portion of its foreign currency
- Currency risks tend to be higher in                                                 exposure into the U.S. dollar or other
  emerging markets                                                                    currencies which the adviser deems more
                                                                                      attractive (see also "Derivatives")

SECURITIES LENDING

- When a Fund lends a security, there is  - A Fund may enhance income through the   - The adviser maintains a list of approved
  a risk that the loaned securities may     investment of the collateral received     borrowers
  not be returned if the borrower or the    from the borrower
  lending agent defaults                                                            - A Fund receives collateral equal to at
                                                                                      least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued interest
  risks of the securities in which it is
  invested                                                                          - The lending agents indemnify a Fund against
                                                                                      borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and duration
                                                                                      of collateral investment to minimize losses

                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Funds use derivatives for hedging and
  swaps and forward foreign currency        underlying positions can reduce or        tax and risk management purposes (i.e., to
  contracts(1) that are used for hedging    eliminate losses at low cost              establish or adjust exposure to particular
  the portfolio or specific securities                                                securities, markets or currencies)
  may not fully offset the underlying     - A Fund could make money and protect
  positions and this could result in        against losses if the investment        - The Funds only establish hedges that they
  losses to a Fund that would not have      analysis proves correct                   expect will be highly correlated with
  otherwise occurred                                                                  underlying positions
                                          - Derivatives that involve leverage
- Derivatives used for risk management      could generate substantial gains at     - While the Funds may use derivatives that
  may not have the intended effects and     low cost                                  incidentally involve leverage, they do not
  may result in losses or missed                                                      use them for the specific purpose of
  opportunities                                                                       leveraging their portfolios

- The counterparty to a derivatives
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing    - These holdings may offer more           - No Fund may invest more than 15% of its net
  these holdings precisely                  attractive yields or potential growth     assets in illiquid holdings
                                            than comparable widely traded
- A Fund could be unable to sell these      securities                              - To maintain adequate liquidity, each Fund
  holdings at the time or price it                                                    may hold high quality short-term
  desires                                                                             instruments and may borrow (including
                                                                                      repurchase agreements and reverse
                                                                                      repurchase agreements) from banks up to
                                                                                      33 1/3% of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before      - A Fund can take advantage of            - Each Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a Fund's  - A Fund could realize gains in a short   - The Funds will generally avoid short-term
  brokerage and related costs               period of time                            trading, except to take advantage of
                                                                                      attractive or unexpected opportunities or
- Increased short-term capital gains      - A Fund could protect against losses if    to meet demands generated by shareholder
  distributions could raise                 a stock is overvalued and its value       activity
  shareholders' income tax liability        later falls

CREDIT QUALITY -- TAX AWARE
ENHANCED INCOME FUND

- The default of an issuer would leave    - Investment-grade bonds have a lower     - The Fund maintains its own policies for
  the Fund with unpaid interest or          risk of default                           balancing credit quality against potential
  principal                                                                           yields and gains in light of its investment
                                                                                      goals

                                                                                    - The adviser develops its own ratings of
                                                                                      unrated securities and makes a credit
                                                                                      quality determination for unrated
                                                                                      securities

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS -- TAX AWARE
U.S. EQUITY FUNDS

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Fund anticipates that its total foreign
  reduce gains or create losses             could generate gains or reduce losses     investments will not exceed 20% of total
                                                                                      assets
- The Fund could lose money because of    - Foreign investments, which represent a
  foreign government actions, political     major portion of the world's            - The Fund actively manages the currency
  instability, or lack of adequate and      securities, offer attractive potential    exposure of its foreign investments
  accurate information                      performance and opportunities for         relative to its benchmark, and may hedge
                                            diversification                           back into the U.S. dollar from time to time
                                                                                      (see also "Derivatives")

FOREIGN INVESTMENTS -- TAX AWARE
ENHANCED INCOME FUND

- The Fund could lose money because of    - Foreign bonds, which represent a major  - Foreign bonds may be a significant
  foreign government actions, political     portion of the world's fixed income       investment (up to 25% of total assets) for
  instability, or lack of adequate and      securities, offer attractive potential    the Fund
  accurate information                      performance and opportunities for
                                            diversification                         - To the extent that the Fund invests in
- Currency exchange rate movements could                                              foreign bonds, it will hedge its currency
  reduce gains or create losses           - Favorable exchange rate movements         exposure into the U.S. dollar (see also
                                            could generate gains or reduce losses     "Derivatives")

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES



                                                           PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS:
                                           ------------------------------------------------------------------
                                                                                  NET GAINS
                                                                               OR LOSSES ON
                                                NET ASSET              NET       SECURITIES
                                                   VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                                BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                                OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                        $        10.90             0.06^            2.51              2.57
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $        12.38             0.06            (1.53)            (1.47)
-------------------------------------------------------------------------------------------------------------
4/30/01* Through 10/31/01                  $        15.00             0.08^           (2.70)            (2.62)
-------------------------------------------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                        $        10.08             0.14            (0.03)             0.11
-------------------------------------------------------------------------------------------------------------
11/30/01* Through 10/31/02                 $        10.10             0.16            (0.01)             0.15
-------------------------------------------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        12.86             0.09^            2.01              2.10
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $        15.58             0.10            (2.71)            (2.61)
-------------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        16.88             0.03^           (1.27)            (1.24)
-------------------------------------------------------------------------------------------------------------

                                                   PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------
                                                          LESS DISTRIBUTIONS:
                                           ------------------------------------------------
                                                DIVIDENDS
                                                 FROM NET    DISTRIBUTIONS
                                               INVESTMENT     FROM CAPITAL            TOTAL
                                                   INCOME            GAINS    DISTRIBUTIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                                  0.11               --             0.11
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.01               --             0.01
-------------------------------------------------------------------------------------------
4/30/01* Through 10/31/01                              --               --               --
-------------------------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                                  0.14               --             0.14
-------------------------------------------------------------------------------------------
11/30/01* Through 10/31/02                           0.16             0.01             0.17
-------------------------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                  0.07               --             0.07
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.11               --             0.11
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                            0.06               --             0.06
-------------------------------------------------------------------------------------------



  ^  Calculated based on average shares outstanding.
  *  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                           PER SHARE OPERATING PERFORMANCE:
                                           -------------------------------
                                                NET ASSET
                                               VALUE, END            TOTAL
                                                OF PERIOD           RETURN (1)(b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                        $        13.36            23.77%
--------------------------------------------------------------------------
Year Ended 10/31/02                        $        10.90           (11.85%)
--------------------------------------------------------------------------
4/30/01* Through 10/31/01                  $        12.38           (17.47%)
--------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                        $        10.05             1.12%
--------------------------------------------------------------------------
11/30/01* Through 10/31/02                 $        10.08             1.42%
--------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        14.89            16.37%
--------------------------------------------------------------------------
Year Ended 10/31/02                        $        12.86           (16.89%)
--------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        15.58            (7.38%)
--------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTAL DATA:
                                           ------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                          ---------------------------------
                                              NET ASSETS,                               NET
                                                   END OF                        INVESTMENT
                                                   PERIOD              NET           INCOME
                                               (MILLIONS)         EXPENSES           (LOSS)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                        $            6             1.80%            0.54%
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $            7             1.80%            0.40%
-------------------------------------------------------------------------------------------
4/30/01* Through 10/31/01                  $            4             1.80%            0.29%
-------------------------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                        $           22             0.75%            1.38%
-------------------------------------------------------------------------------------------
11/30/01* Through 10/31/02                 $           19             0.75%            1.55%
-------------------------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $            5             1.10%            0.68%
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $            5             1.10%            0.52%
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $            1             1.04%            0.33%
-------------------------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTAL DATA:
                                        -------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: #
                                        -------------------------------------------------------------
                                                                     NET INVESTMENT
                                                    EXPENSES          INCOME (LOSS)
                                            WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                              REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                                        AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                                     2.41%                 (0.07%)              79%
-----------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                     2.37%                 (0.17%)              97%
-----------------------------------------------------------------------------------------------------
4/30/01* Through 10/31/01                               5.48%+                (3.39%)+             43%
-----------------------------------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                                     1.00%                  1.13%              241%
-----------------------------------------------------------------------------------------------------
11/30/01* Through 10/31/02                              1.06%                  1.23%              186%
-----------------------------------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                     1.90%                 (0.12%)              13%
-----------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                     1.88%                 (0.26%)              27%
-----------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                               8.73%+                (7.36%)+             22%
-----------------------------------------------------------------------------------------------------

CLASS B SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------------------------
                                                               INCOME FROM INVESTMENT OPERATIONS:
                                           ------------------------------------------------------------------
                                                                                  NET GAINS
                                                                               OR LOSSES ON
                                                NET ASSET              NET       SECURITIES
                                                   VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                                BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                                OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        12.76             0.02^            1.99              2.01
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $        15.47             0.03            (2.71)            (2.68)
-------------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        16.88            (0.03)^          (1.33)            (1.36)
-------------------------------------------------------------------------------------------------------------

                                                     PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------
                                                           LESS DISTRIBUTIONS:
                                           ------------------------------------------------
                                                DIVIDENDS
                                                 FROM NET    DISTRIBUTIONS
                                               INVESTMENT     FROM CAPITAL            TOTAL
                                                   INCOME            GAINS    DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                  0.02               --             0.02
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.03               --             0.03
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                            0.05               --             0.05
-------------------------------------------------------------------------------------------



  ^  Calculated based on average shares outstanding
 ^^  Amount rounds to less than .005%.
  *  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                           PER SHARE OPERATING PERFORMANCE:
                                           -------------------------------
                                                NET ASSET
                                               VALUE, END            TOTAL
                                                OF PERIOD           RETURN (1)(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        14.75            15.82%
--------------------------------------------------------------------------
Year Ended 10/31/02                        $        12.76           (17.35%)
--------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        15.47            (8.09%)
--------------------------------------------------------------------------

                                                        RATIOS/SUPPLEMENTAL DATA:
                                           ------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                          ---------------------------------
                                              NET ASSETS,                               NET
                                                   END OF                        INVESTMENT
                                                   PERIOD              NET           INCOME
                                               (MILLIONS)         EXPENSES           (LOSS)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $            3             1.60%            0.18%
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $            3             1.60%            0.00%^^
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $            1             1.60%           (0.35%)
-------------------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA:
                                        ----------------------------------------------------------------
                                                         RATIOS TO AVERAGE NET ASSETS: #
                                        ----------------------------------------------------------------
                                                                        NET INVESTMENT
                                                    EXPENSES             INCOME (LOSS)
                                            WITHOUT WAIVERS,          WITHOUT WAIVERS,         PORTFOLIO
                                              REIMBURSEMENTS            REIMBURSEMENTS          TURNOVER
                                        AND EARNINGS CREDITS      AND EARNINGS CREDITS              RATE (b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                     2.40%                    (0.62%)              13%
--------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                     2.39%                    (0.79%)              27%
--------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                               7.71%+                   (6.46%)+             22%
--------------------------------------------------------------------------------------------------------

CLASS C SHARES



                                                          PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------------------------
                                                         INCOME FROM INVESTMENT OPERATIONS:
                                           ------------------------------------------------------------------
                                                                                  NET GAINS
                                                                               OR LOSSES ON
                                                NET ASSET              NET       SECURITIES
                                                   VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                                BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                                OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        12.74             0.02^            1.99              2.01
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $        15.45             0.04            (2.71)            (2.67)
-------------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        16.88            (0.02)^          (1.35)            (1.37)
-------------------------------------------------------------------------------------------------------------

                                                    PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------
                                                          LESS DISTRIBUTIONS:
                                           ------------------------------------------------
                                                DIVIDENDS
                                                 FROM NET    DISTRIBUTIONS
                                               INVESTMENT     FROM CAPITAL            TOTAL
                                                   INCOME            GAINS    DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                  0.03               --             0.03
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.04               --             0.04
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                            0.06               --             0.06
-------------------------------------------------------------------------------------------



  ^  Calculated based on average shares outstanding
 ^^  Amount rounds to less than .005%.
  *  Commencement of offering of class of shares.
  @  Amount rounds to less than one million.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                           PER SHARE OPERATING PERFORMANCE:
                                           -------------------------------
                                                NET ASSET
                                               VALUE, END            TOTAL
                                                OF PERIOD           RETURN (1)(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        14.72            15.80%
--------------------------------------------------------------------------
Year Ended 10/31/02                        $        12.74           (17.35%)
--------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        15.45            (8.16%)
--------------------------------------------------------------------------

                                                      RATIOS/SUPPLEMENTAL DATA:
                                           ------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                          ---------------------------------
                                              NET ASSETS,                               NET
                                                   END OF                        INVESTMENT
                                                   PERIOD              NET           INCOME
                                               (MILLIONS)         EXPENSES           (LOSS)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $           --@            1.60             0.18%
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $           --@            1.60%            0.00%^^
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $           --@            1.57%           (0.17%)
-------------------------------------------------------------------------------------------

                                                              RATIOS/SUPPLEMENTAL DATA:
                                           -----------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                           -----------------------------------------------------------
                                                                      NET INVESTMENT
                                                    EXPENSES           INCOME (LOSS)
                                            WITHOUT WAIVERS,        WITHOUT WAIVERS,         PORTFOLIO
                                              REIMBURSEMENTS          REIMBURSEMENTS          TURNOVER
                                        AND EARNINGS CREDITS    AND EARNINGS CREDITS              RATE (b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                     2.40%              (0.62%)                  13%
------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                     2.38%              (0.78%)                  27%
------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                              23.55%+            (22.15%)+                 22%
------------------------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392





PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy shares through an institution please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File No. for each Fund is:

Fleming Tax Aware International
   Opportunities Fund               811-05151
Tax Aware Enhanced Income Fund      811-07795
Tax Aware U.S. Equity Fund          811-07795

(C) J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-TAABC-304

JPMORGAN FUNDS


PROSPECTUS MARCH 1
2004


JPMORGAN TAX AWARE FUNDS

SELECT CLASS SHARES

Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

[JPMORGAN FLEMING LOGO]

Asset Management

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[JPMORGAN FLEMING LOGO]

Asset Management

CONTENTS


Tax Aware Enhanced Income Fund                                      1
Tax Aware Large Cap Growth Fund                                     7
Tax Aware Large Cap Value Fund                                     13
Tax Aware Short-Intermediate Income Fund                           19
Tax Aware U.S. Equity Fund                                         25
Tax Aware Investing                                                31
The Funds' Management and Administration                           32
How Your Account Works                                             34
    Buying Fund Shares                                             34
    Selling Fund Shares                                            35
    Exchanging Fund Shares                                         35
    Other Information Concerning The Funds                         36
    Distributions and Taxes                                        36
Income Investments                                                 38
Risk and Reward Elements                                           40
Financial Highlights                                               46
How To Reach Us                                            BACK COVER

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-45.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.


In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to

                                                         PROSPECTUS MARCH 1 2004

help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT STOCK FUNDS

-  WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

-  ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

2000    4.91%
2001    4.41%
2002    1.91%
2003    1.17%


BEST QUARTER 4th QUARTER, 2000                  1.67%
WORST QUARTER 4th QUARTER, 2003                 0.00%



* The performance in the table for the period before Select Class Shares were launched on 5/6/99, are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*, (1)



                                                                     PAST 1 YEAR     LIFE OF THE FUND
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                         1.17                 3.08
Return After Taxes on Distributions                                         0.94                 2.80
Return After Taxes on Distributions and Sale of Fund Shares                 1.08                 2.79
-----------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         1.15                 3.61
-----------------------------------------------------------------------------------------------------

LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                           3.84                 6.01


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                  0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.25
OTHER EXPENSES (1)                                                                               0.19
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                  0.69
FEE WAIVERS AND EXPENSE REIMBURSEMENTS (2)                                                      (0.19)
-----------------------------------------------------------------------------------------------------
NET EXPENSES (2)                                                                                 0.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  51         202         365          841

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 38-45.

THE FUND'S OBJECTIVE
The Fund seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify high quality large companies with above-average earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income and that are not qualified dividend income.


Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rate.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks using the research and valuation rankings as a basis. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT THAT SEEKS CAPITAL GROWTH

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES LONG-TERM CAPITAL GROWTH FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, broad-based securities market indexes, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

1994     2.47%
1995    33.18%
1996    14.45%
1997    32.87%
1998    40.85%
1999    37.33%
2000   -24.72%
2001   -17.55%
2002   -27.04%
2003    21.26%

BEST QUARTER 4th QUARTER, 1998                   25.96%
WORST QUARTER 2nd QUARTER, 1994                 -18.91%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                   21.26%          (5.49%)          8.22%
Return After Taxes on Distributions                                   21.20%          (7.62%)           N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares           13.88%          (4.69%)           N/A(1)
------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R)GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   29.75%          (5.11%)          9.21%
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     26.97%          (5.53%)          7.77%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)


MANAGEMENT FEES                                                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES (1)                                                                                      0.22
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         0.87
FEE WAIVERS AND EXPENSE REIMBURSEMENTS (2)                                                             (0.02)
------------------------------------------------------------------------------------------------------------
NET EXPENSES (2)                                                                                        0.85



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  87         276         480        1,071

JPMORGAN TAX AWARE LARGE CAP VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 38-45.

THE FUND'S OBJECTIVE
The Fund seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income. Shareholders will also pay taxes when they sell shares of the Fund at a gain and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and disciplined portfolio construction methods.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- value characteristics such as price to book, price to earnings and price to cash flow


-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT THAT SEEKS INCOME AND CAPITAL APPRECIATION

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES CAPITAL APPRECIATION FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Equity Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

1994    -3.60%
1995    32.61%
1996    22.48%
1997    31.27%
1998    11.88%
1999     2.55%
2000    -2.29%
2001   -12.29%
2002   -16.99%
2003    26.22%

BEST QUARTER 4th QUARTER, 1998                   16.85%
WORST QUARTER 3rd QUARTER, 2002                 -16.59%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*, (1)



                                                                PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    26.22           (1.64)             7.79
Return After Taxes on Distributions                                    25.91           (3.09)              N/A(2)
Return After Taxes on Distributions and Sale of Fund Shares            17.37           (2.02)              N/A(2)
--------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    30.03             3.56            11.87
--------------------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      25.84             2.22             9.19


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)

MANAGEMENT FEES                                                                 0.40
DISTRIBUTION (RULE 12b-1) FEES                                                  NONE
SHAREHOLDER SERVICE FEES                                                        0.25
OTHER EXPENSES (1)                                                              0.20
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES (2)                                             0.85


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR     3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  87         271       471       1,049

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-45.

THE FUND'S OBJECTIVE
The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income.

Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase, are rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total Assets may be invested in securities rated B or BB.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER TERM BOND FUNDS

-  WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

-  ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURN (1)


2003    2.14%


BEST QUARTER 2nd QUARTER, 2003                   1.36%
WORST QUARTER 4th QUARTER, 2003                 -0.07%



(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003 (1)



                                                                                  PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                                      2.14             2.61
Return After Taxes on Distributions                                                      1.96             2.42
Return After Taxes on Distributions and Sale of Fund Shares                              1.96             2.35
--------------------------------------------------------------------------------------------------------------
LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      2.63             2.63
--------------------------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(Reflects No Deduction for Taxes)                                                        3.70             3.70



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/20/02.

^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                                           0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                            NONE
SHAREHOLDER SERVICE FEES                                                                                  0.25
--------------------------------------------------------------------------------------------------------------
OTHER EXPENSES (1)                                                                                        0.22
TOTAL ANNUAL OPERATING EXPENSES                                                                           0.72
FEE WAIVERS AND EXPENSE REIMBURSEMENTS (2)                                                               (0.17)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES (2)                                                                                          0.55



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of its average daily net assets through 02/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 02/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  56         213         384          879

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 38-45.

THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.


The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING


HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY


INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securites, according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk


-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS (1)

1997    30.32%
1998    31.18%
1999    18.31%
2000    -5.15%
2001   -10.67%
2002   -23.65%
2003    24.76%

BEST QUARTER 4th QUARTER, 1998                  21.64%
WORST QUARTER 3rd QUARTER, 2002                -16.64%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                                                     PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                        24.76           (0.92)           7.38
Return After Taxes on Distributions                                        24.61           (1.11)           7.17
Return After Taxes on Distributions and Sale of Fund Shares                16.27           (0.88)           6.32
----------------------------------------------------------------------------------------------------------------
S&P500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        28.68           (0.57)           7.57
----------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAPCORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          24.81           (1.08)           6.50


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(1) The Fund commenced operations on 12/18/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.



INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                          0.45

DISTRIBUTION (RULE 12b-1) FEES                                                           NONE

SHAREHOLDER SERVICE FEES                                                                 0.25

OTHER EXPENSES(1)                                                                        0.23
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                          0.93

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                               (0.09)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                          0.84




(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.84% of its average daily net assets through 3/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses through 3/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                 86           278          497         1,126

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). In addition, the Tax Aware Large Cap Value Fund, however, seeks to generate dividend income, which will be taxed as ordinary income. Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

- employing a long-term approach to investing;

- attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund:

- investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

- in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.


An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.


Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund are series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The Tax Aware Short-Intermediate Income Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                                    %
TAX AWARE ENHANCED
INCOME FUND                                          0.21
---------------------------------------------------------
TAX AWARE LARGE CAP
GROWTH FUND                                          0.40
---------------------------------------------------------
TAX AWARE LARGE CAP
VALUE FUND                                           0.40
---------------------------------------------------------
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND                                          0.21
---------------------------------------------------------
TAX AWARE
U.S. EQUITY FUND                                     0.45


THE PORTFOLIO MANAGERS TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE LARGE CAP GROWTH FUND

The portfolio management team is led by Peter E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with the adviser or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.


TAX AWARE LARGE CAP VALUE FUND

The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed with the adviser or one of its affiliates since 1995. Mr. Green has been employed with the adviser or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

TAX AWARE SHORT-INTERMEDIATE INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts on behalf of the Funds have entered into the Funds' shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Select Class Shares held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to those entities for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your investment representative or financial service firm which Funds you want to buy and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete an application form and mail it along with a check for the amount you want to invest to:


JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if JPMorgan Funds Service Center receives your order by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be canceled. Any funds received in connection with late orders will be invested on the following business day.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services agents to their customers. In addition to this fee any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

GENERAL
Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer

Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The fund may not be able to establish an account if the person does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Select Class Shares.


MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of these and other Funds without regard to this minimum.


SELLING FUND SHARES

When you sell your shares, you will receive the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must accept your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRMS
Tell your investment representative or financial service firm which Funds you want to sell. Your investment representative or financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your investment representative or financial service firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER Call 1-800-348-4782. We will send you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

ABUSIVE TRADING
The Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between one of these Funds and other Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice. You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund typically pay dividends quarterly.

Tax Aware Enhanced Income Fund, Tax Aware Large Cap Value Fund and Tax Aware Short-Intermediate Fund typically declare dividends daily and pay them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of tax-exempt interest income pay by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN TAX AWARE FUNDS



                                                              /X/  Permitted
                                                              / /  Not Permitted


INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund.In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                                    TAX AWARE         TAX AWARE
                                                                                                    ENHANCED     SHORT-INTERMEDIATE
                                                        PRINCIPAL TYPES OF RISK                    INCOME FUND       INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of        credit, interest rate, market,                /X/                /X/
payments from specific assets, such as auto or credit   prepayment
card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit,    credit, currency, liquidity, political        /X/(1)             /X/(1)
time deposits and bankers acceptances of domestic and
foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued       credit, currency, interest rate,              /X/(1)             /X/(1)
by domestic and foreign banks or corporations. These    liquidity, market, political
securities are usually discounted and are rated by
S&P, Moody's or another nationally recognized
statistical ratings organization.

CONVERTIBLE SECURITIES Domestic and foreign debt        credit, currency, interest rate,              /X/(1)             /X/(1)
securities that can be converted into equity            liquidity, market, political,
securities at a future time and price.                  valuation

CORPORATE BONDS Debt securities of domestic and         credit, currency, interest rate,              /X/(1)             /X/(1)
foreign industrial, utility, banking and other          liquidity, market, political,
financial institutions.                                 valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument      credit, environmental, extension,             /X/                /X/
which gives the lender a lien on property as security   interest rate liquidity, market,
for the loan payment.                                   natural event, political, prepayment,
                                                        valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign         credit, currency, extension, interest         /X/(1)             /X/(1)
securities (such as Federal Home Loan Banks, Freddie    rate, leverage, market, political,
Macs, Fannie Maes)which represent interests in pools    prepayment
of mortgages, whereby the principal and interest paid
every month is passed through to the holder of the
securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and          credit, currency, extension, interest         /X/(1)(2)          /X/(1)(2)
foreign mortgage-backed securities with the promise     rate, leverage, liquidity, market,
to purchase similar securities at a later date.         political, repayment
Segregated liquid assets are used to offset leverage
risk.

PARTICIPATION INTERESTS Interests that represent a      credit, currency, extension, interest         /X/                /X/
share of bank debt or similar securities or             rate, liquidity, political, prepayment
obligations.

PRIVATE PLACEMENTS Bonds or other investments that      credit, interest rate, liquidity,             /X/                /X/
are sold directly to an institutional investor.         market, valuation

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS         credit, interest rate, liquidity,             /X/                /X/
Securities of issuers that invest in real estate or     market,  natural event, prepayment,
are secured by real estate.                             valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund        credit                                        /X/                /X/
agrees to purchase a security and resell it to .the
seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the     credit, leverage                              /X/(2)             /X/(2)
Fund sells a security and agrees to repurchase it
from the buyer on a particular date and at a specific
price.  Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF                 credit, currency, interest rate,              /X/(1)             /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar-or                   market, political
non-dollar-denominated securities issued by foreign

SWAPS Contractual agreement whereby a party agrees to   credit, currency, interest rate,              /X/(1)             /X/(1)
exchange periodic payments with a counterparty.         leverage, market, political, valuation
Segregated liquid assets are used to offset leverage
risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally   credit, interest rate, market,                /X/                /X/
issued as general obligation and revenue bonds, whose   natural event, political
interest is exempt from federal taxation and state
and/or local taxes in the state where the securities
were issued.

U.S. GOVERNMENT securities Debt instruments (Treasury   interest rate                                 /X/                /X/
bills, notes and bonds) guaranteed by the
U.S. government for the timely payment of principal
and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT           credit, currency, interest rate,              /X/(1)             /X/(1)
SECURITIES Domestic and foreign securities offering     liquidity, market, political,
non-cash or delayed-cash payment. Their prices are      valuation
typically more volatile than those of some other debt
instruments and involve certain special tax
considerations.


RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending mortgage dollar- rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 331/3% of the Fund's total assets.

                                      38/39

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its benchmark   - The adviser focuses its active
  benchmark due to its securities and        due to these same choices                 management on securities selection,
  asset allocation choices                                                             the area where it believes its
                                                                                       commitment to research can most
                                                                                       enhance returns

MARKET CONDITIONS
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS

- A Fund's share price and performance     - Stocks have generally outperformed      - Under normal circumstances the Funds
  will fluctuate in response to stock        more stable investments (such as bonds    plan to remain fully invested, in
  market movements                           and cash equivalents) over the long       accordance with their policies. Equity
                                             term                                      investments may include U.S. and
                                                                                       foreign common stocks, convertible
- Adverse market conditions may from                                                   securities, preferred stocks,
  time to time cause the Funds to take                                                 depositary receipts (such as ADRs and
  temporary defensive positions that are                                               EDRs), trust or partnership interests,
  inconsistent with their principal                                                    warrant rights and investment company
  investment strategies and may hinder                                                 securities. The Funds may invest
  the Funds from achieving its                                                         uninvested cash in affiliated money
  investment objective                                                                 market funds

                                                                                     - The Funds seek to limit risk through
                                                                                       active management and diversification

                                                                                     - During severe market downturns, the
                                                                                       Funds have the option of investing up
                                                                                       to 100% of their assets in
                                                                                       investment-grade short-term securities

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD
TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS

- A Fund's share price, yield, and total   - Bonds have generally outperformed       - Under normal circumstances the Funds
  return will fluctuate in response to       money market investments over the long    plan to remain fully invested in bonds
  bond market movements                      term with less risk than stocks           and other fixed income securities. The
                                                                                       Funds may invest uninvested cash in
- The value of most bonds will fall when   - Most bonds will rise in value when        affiliated money market funds
  interest rates rise; the longer a          interest rates fall
  bond's maturity and the lower its                                                  - The Funds seek to limit risk and
  credit quality, the more its value       - Mortgage-backed and asset-backed          enhance after tax yields through
  typically falls                            securities can offer attractive           careful management, sector
                                             returns                                   allocation,individual securities
- Adverse market conditions may from                                                   selection .and duration management
  time to time cause the Funds to take
  temporary defensive positions that are                                             - During severe market downturns,the
  inconsistent with its principal                                                      Funds have the option of investing up
  investment strategies and may hinder                                                 to 100% of their assets in high
  the Funds from achieving their                                                       quality short-term instruments
  investment objective
                                                                                     - The adviser .monitors interest rate
- Mortgage-backed and asset-backed                                                     trends,as well as geographic and
  securities (securities representing an                                               demographic information related to
  interest in, or secured by, a pool of                                                mortgage-backed securities and
  mortgages or other assets such as                                                    mortgage prepayments
  receivables) could generate capital
  losses or periods of low yields if
  they are paid off substantially
  earlier or later than anticipated

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements could   - Favorable exchange rate movements       - The Funds actively manage the currency
  reduce gains or create losses              could generate gains or reduce losses     exposure of its foreign investments
                                                                                       and may hedge a portion of their
- Currency risks tend to be higher in                                                  foreign currency exposure into the
  emerging markets                                                                     U.S. dollar or other currencies which
                                                                                       the advisers deem more attractive (see
                                                                                       also "Derivatives")

SECURITIES LENDING

- When a Fund lends a security, there is   - A Fund may enhance income through the   - The adviser maintains a list of
  a risk that the loaned securities may      investment of the collateral received     approved borrowers
  not be returned if the borrower or the     from the borrower
  lending agent defaults                                                             - A Fund receives collateral equal to at
                                                                                       least 100%of the current value of
- The collateral will be subject to the                                                securities loaned plus accrued
  risks of the securities in which it is                                               interest
  invested
                                                                                     - The lending agents indemnify a Fund
                                                                                       against borrower default

                                                                                     - The adviser's collateral invest- ment
                                                                                       guidelines limit the qual- ity and
                                                                                       duration of collateral investment to
                                                                                       minimize losses

                                                                                     - Upon recall,the borrower must return
                                                                                       the securities loaned within the
                                                                                       normal settlement period

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD

CREDIT QUALITY - TAX AWARE
SHORT-INTERMEDIATE INCOME AND
TAX AWARE ENHANCED INCOME FUNDS

- The default of an issuer would leave     - Investment-grade bonds have a lower     - The Funds maintain their own policies
  the Funds with unpaid interest or          risk of default                           for balancing credit quality against
  principal                                                                            potential yields and gains in light of
                                                                                       its investment goals

                                                                                     - The adviser develops its own ratings
                                                                                       of unrated securities and make a
                                                                                       credit quality determination for
                                                                                       unrated securities

FOREIGN INVESTMENTS -
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS

- Currency exchange rate movements could   - Favorable exchange rate movements       - Each Fund anticipates that its total
  reduce gains or create losses              could generate gains or reduce losses     foreign investments will not exceed
                                                                                       20% of total assets
- The Funds could lose money because of    - Foreign investments, which represent a
  foreign government actions, political      major portion of the world's            - Each Fund actively manages the
  instability, or lack of adequate and       securities, offer attractive potential    currency exposure of its foreign
  accurate information                       performance and opportunities for         investments relative to its benchmark
                                             diversification                           and may hedge back into the U.S.
                                                                                       dollar from time to time (see also
                                                                                       "Derivatives")

TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS

- The Funds could lose money because of    - Foreign bonds, which represent a major  - Foreign bonds may be a significant
  foreign government actions, political      portion of the world's fixed income       investment (up to 25% of total assets)
  instability, or lack of adequate and       securities, offer attractive potential    for the Funds
  accurate information                       performance and opportunities for
                                             diversification                         - To the extent that the Funds invest in
- Currency exchange rate movements could                                               foreign bonds, they will hedge their
  reduce gains or create losses            - Favorable exchange rate movements         currency exposure into the U.S. dollar
                                             could generate gains or reduce losses     (see also "Derivatives")

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD
----------------------------------------   ---------------------------------------   ------------------------------------------
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with         - The Funds use derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or        futures, options, swaps, and forward
  contracts(1) that are used for hedging     eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities                                                 hedging and tax and risk management
  may not fully offset the underlying      - A Fund could make money and protect       purposes (i.e., to establish or adjust
  positions and this could result in         against losses if the investment          exposure to particular securities,
  losses to a Fund that would not have       analysis proves correct                   markets or currencies)
  otherwise occurred
                                           - Derivatives that involve leverage       - The Funds only establish hedges that
- Derivatives used for risk management       could generate substantial gains at       they expect will be highly correlated
  may not have the intended effects and      low cost                                  with underlying positions
  may result in losses or missed
  opportunities                                                                      - While the Funds may use derivatives
                                                                                       that incidentally involve leverage,
- The counterparty to a derivatives                                                    they do not use them for the specific
  contract could default                                                               purpose of leveraging their
                                                                                       portfolios
- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

2004 PROSPECTUS MARCH 1

RISK AND REWARD ELEMENTS


POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK
                                                                                     AND REWARD
----------------------------------------   ----------------------------------------  ----------------------------------------
ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing    -  These holdings may offer more          -  No Fund may invest more than 15% of
   these holdings precisely                   attractive yields or potential growth     its net assets in illiquid holdings
                                              than comparable widely traded
                                              securities
-  A Fund could be unable to sell these                                              -  To maintain adequate liquidity, each
   holdings at the time or price it                                                     Fund may hold investment-grade
   desires                                                                              short-term instruments and may borrow
                                                                                        (including repurchase agreements)
                                                                                        from banks up to 331/3% of the value
                                                                                        of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before      -  A Fund can take advantage of           -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities      offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a         -  A Fund could realize gains in a short  -  The Funds will generally avoid
   Fund's brokerage and related costs         period of time                            short-term trading except to take
                                                                                        advantage of attractive or unexpected
-  Increased short-term capital gains      -  A Fund could protect against losses       opportunities or to meet demands
   distributions could raise                  if a stock is overvalued and its          generated by shareholder
   shareholders' income tax liability         value later falls                         activity

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.



SELECT CLASS SHARES


                                                           PER SHARE OPERATING PERFORMANCE:
                                     -----------------------------------------------------------------------
                                                                  INCOME FROM INVESTMENT OPERATIONS:
                                                     -------------------------------------------------------
                                                                                NET GAINS
                                                                             OR LOSSES ON
                                            NET ASSET               NET        SECURITIES
                                               VALUE,        INVESTMENT             (BOTH         TOTAL FROM
                                            BEGINNING            INCOME      REALIZED AND         INVESTMENT
                                            OF PERIOD            (LOSS)       UNREALIZED)         OPERATIONS
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                  $          10.08              0.17             (0.02)              0.15
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                  $          10.11              0.20             (0.02)              0.18
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01^^                $           9.95              0.36              0.16               0.52
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00^^                $           9.95              0.40                --               0.40
------------------------------------------------------------------------------------------------------------
5/6/99* Through 10/31/99^^           $          10.00              0.20             (0.05)              0.15
------------------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/03                  $          13.03              0.05              1.75               1.80
------------------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**            $          17.39              0.04             (4.36)             (4.32)
------------------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***          $          16.32              0.02              1.07               1.09
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                  $          42.93              0.04            (11.41)            (11.37)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                  $          47.54              0.04             (0.07)             (0.03)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                  $          37.36              0.30             13.66              13.96
------------------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/03                  $          16.01              0.26              2.64               2.90
------------------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**            $          19.74              0.22             (3.74)             (3.52)
------------------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***          $          18.44              0.03              1.30               1.33
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                  $          25.57              0.20             (5.41)             (5.21)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                  $          27.53              0.21              1.40               1.61
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                  $          28.89              0.65              1.69               2.34
------------------------------------------------------------------------------------------------------------

                                                 PER SHARE OPERATING PERFORMANCE:
                                     ----------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                     ----------------------------------------------------
                                            DIVIDENDS
                                             FROM NET     DISTRIBUTIONS
                                           INVESTMENT      FROM CAPITAL             TOTAL
                                               INCOME             GAINS     DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                              0.17                --              0.17
-----------------------------------------------------------------------------------------
Year Ended 10/31/02                              0.20              0.01              0.21
-----------------------------------------------------------------------------------------
Year Ended 10/31/01^^                            0.36                --              0.36
-----------------------------------------------------------------------------------------
Year Ended 10/31/00^^                            0.40                --              0.40
-----------------------------------------------------------------------------------------
5/6/99* Through 10/31/99^^                       0.20                --              0.20
-----------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/03                              0.04                --              0.04
-----------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**                        0.04                --              0.04
-----------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***                      0.02                --              0.02
-----------------------------------------------------------------------------------------
Year Ended 10/31/01                              0.04             15.20             15.24
-----------------------------------------------------------------------------------------
Year Ended 10/31/00                              0.03              4.55              4.58
-----------------------------------------------------------------------------------------
Year Ended 10/31/99                              0.30              3.48              3.78
-----------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/03                              0.26                --              0.26
-----------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**                        0.21                --              0.21
-----------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***                      0.03                --              0.03
-----------------------------------------------------------------------------------------
Year Ended 10/31/01                              0.19              1.73              1.92
-----------------------------------------------------------------------------------------
Year Ended 10/31/00                              0.17              3.40              3.57
-----------------------------------------------------------------------------------------
Year Ended 10/31/99                              0.67              3.03              3.70
-----------------------------------------------------------------------------------------

  @ Formerly JPMorgan Select Equity Fund
 @@ Formerly JPMorgan Select Equity Income Fund
  + On November 20, 1998, the Fund underwent a split of shares. Prior period has been restated to reflect the split.
  * Commencement of offering of class of shares.
 ** The fund changed its fiscal year end from December 31 to October 31.
*** The fund changed its fiscal year end from October 31 to December 31.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                      PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                     ----------------------------------    -----------------------------------------------------
                                                                                                RATIOS TO AVERAGE NET ASSETS: #
                                                                                               ---------------------------------
                                                                                NET ASSETS,                                  NET
                                            NET ASSET                                END OF                           INVESTMENT
                                           VALUE, END            TOTAL               PERIOD               NET             INCOME
                                            OF PERIOD           RETURN (b)       (MILLIONS)          EXPENSES             (LOSS)
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                  $          10.06              1.48%   $            444              0.50%              1.61%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                  $          10.08              1.75%   $            278              0.50%              1.94%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01^^                $          10.11              5.47%   $            186              0.50%              3.51%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00^^                $           9.95              4.29%   $             37              0.50%              4.23%
--------------------------------------------------------------------------------------------------------------------------------
5/6/99* Through 10/31/99^^           $           9.95              1.29%   $             28              0.50%              3.75%
--------------------------------------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/03                  $          14.79             13.84%   $            268              0.85%              0.35%
--------------------------------------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**            $          13.03            (24.84%)  $            257              0.68%              0.34%
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***          $          17.39              6.70%   $            433              0.55%              0.56%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                  $          16.32            (33.30%)  $            423              0.49%              0.21%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                  $          42.93             (0.91%)  $            839              0.47%              0.08%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                  $          47.54             39.78%   $            901              0.03%              0.69%
--------------------------------------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/03                  $          18.65             18.34%   $            349              0.85%              1.55%
--------------------------------------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**            $          16.01            (17.94%)  $            327              0.79%              1.43%
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***          $          19.74              7.20%   $            415              0.69%              0.91%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                  $          18.44            (21.43%)  $            406              0.69%              0.93%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                  $          25.57              6.35%   $            625              0.68%              0.83%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                  $          27.53              8.18%   $            787              0.03%              2.25%
--------------------------------------------------------------------------------------------------------------------------------

                                                     RATIOS/SUPPLEMENTAL DATA:
                                     ---------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: #
                                     ----------------------------------------------
                                                                   NET INVESTMENT
                                                 EXPENSES           INCOME (LOSS)
                                         WITHOUT WAIVERS,        WITHOUT WAIVERS,          PORTFOLIO
                                           REIMBURSEMENTS          REIMBURSEMENTS           TURNOVER
                                     AND EARNINGS CREDITS    AND EARNINGS CREDITS               RATE (b)
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                                  0.69%                   1.42%               241%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.70%                   1.74%               186%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/01^^                                0.67%                   3.34%               142%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/00^^                                0.67%                   4.06%               172%
----------------------------------------------------------------------------------------------------
5/6/99* Through 10/31/99^^                           0.72%                   3.53%                69%
----------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/03                                  0.87%                   0.33%                35%
----------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**                            0.85%                   0.17%                46%
----------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***                          0.85%                   0.26%                 3%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/01                                  0.85%                  (0.15%)               84%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/00                                  0.80%                  (0.25%)               74%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/99                                  0.59%                   0.13%                26%
----------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/03                                  0.85%                   1.55%                33%
----------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**                            0.85%                   1.37%                80%
----------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***                          0.85%                   0.75%                 0%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/01                                  0.87%                   0.75%                 8%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/00                                  0.80%                   0.71%                43%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/99                                  0.58%                   1.70%               146%
----------------------------------------------------------------------------------------------------

                                                             PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                           -------------------------------------   ----------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                               NET ASSET          NET     SECURITIES                DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03       $ 10.00         0.19^          0.04        0.23         0.18             --           0.18
---------------------------------------------------------------------------------------------------------------------------

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03              $ 12.88         0.12^          2.01        2.13         0.11             --           0.11
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02              $ 15.59         0.10          (2.69)      (2.59)        0.12             --           0.12
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $ 20.51         0.10^         (4.96)      (4.86)        0.06             --           0.06
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $ 18.73         0.09           1.77        1.86         0.08             --           0.08
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $ 15.19         0.10           3.55        3.65         0.11             --           0.11
---------------------------------------------------------------------------------------------------------------------------



  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                               PER SHARE OPERATING PERFORMANCE:                      RATIOS/SUPPLEMENTAL DATA:
                               --------------------------------   -------------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                                                                -----------------------------------------------
                                                                   NET ASSETS,                       NET               EXPENSES
                                NET ASSET                               END OF                INVESTMENT       WITHOUT WAIVERS,
                               VALUE, END          TOTAL                PERIOD       NET          INCOME         REIMBURSEMENTS
                                OF PERIOD         RETURN (b)       (THOUSANDS)  EXPENSES          (LOSS)   AND EARNINGS CREDITS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03        $ 10.05            2.28%               $ 201      0.50%           2.22%                  0.72%
--------------------------------------------------------------------------------------------------------------------------------

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03               $ 14.90           16.64%               $ 630      0.84%           0.92%                  0.93%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02               $ 12.88          (16.70%)              $ 187      0.84%           0.73%                  0.97%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01               $ 15.59          (23.76%)              $ 212      0.84%           0.56%                  0.87%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00               $ 20.51            9.96%               $ 249      0.85%           0.46%                  0.85%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99               $ 18.73           24.05%               $ 163      0.85%           0.58%                  0.90%
--------------------------------------------------------------------------------------------------------------------------------

                                                 RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS: #
                              ---------------------------------
                                         NET INVESTMENT
                                          INCOME (LOSS)
                                       WITHOUT WAIVERS,           PORTFOLIO
                                         REIMBURSEMENTS            TURNOVER
                                   AND EARNINGS CREDITS            RATE (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03                         2.00%                274%
----------------------------------------------------------------------------

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                0.83%                 13%
----------------------------------------------------------------------------
Year Ended 10/31/02                                0.60%                 27%
----------------------------------------------------------------------------
Year Ended 10/31/01                                0.53%                 22%
----------------------------------------------------------------------------
Year Ended 10/31/00                                0.46%                 15%
----------------------------------------------------------------------------
Year Ended 10/31/99                                0.53%                 29%
----------------------------------------------------------------------------

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling
1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File No. for each Fund is:

Tax Aware Enhanced Income Fund                811-07795
Tax Aware Large Cap Growth Fund               811-07843
Tax Aware Large Cap Value Fund                811-07843
Tax Aware Short-Intermediate Income Fund      811-07342
Tax Aware U.S. Equity Fund                    811-07795

(C)J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-TAS-304

JPMORGAN FUNDS


PROSPECTUS

MARCH 1 2004


[GRAPHIC]

TAX AWARE ENHANCED INCOME FUND

J.P. MORGAN SELECT CLASS OF SHARES
DISTRIBUTED THROUGH J.P. MORGAN FUND DISTRIBUTORS, INC.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                       [JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


Tax Aware Enhanced Income Fund                                        1
Tax Aware Investing                                                   7
The Fund's Management and Administration                              8
How Your Account Works                                                9
    Buying Fund Shares                                                9
    Selling Fund Shares                                              10
    Exchanging Fund Shares                                           10
    Other Information Concerning The Fund                            11
    Distributions and Taxes                                          11
Investments                                                          14
Risk and Reward Elements                                             16
Financial Highlights                                                 20
How To Reach Us                                              BACK COVER

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 14-19.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.


In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT STOCK FUNDS

-  WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

-  ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000        4.91%
2001        4.41%
2002        1.91%
2003        1.17%


BEST QUARTER 4th quarter, 2000              1.67%
------------------------------------------------
WORST QUARTER 4th quarter, 2003             0.00%



* The performance in the table for the period before Select Class Shares were launched on 5/6/99, are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                                      1 YEAR       LIFE OF FUND
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                       1.17             3.08

Return After Taxes on Distributions                                       0.94             2.80

Return After Taxes on Distributions and Sale of Fund Shares               1.08             2.79
-----------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       1.15             3.61
-----------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         3.84             6.01


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                                                           NONE
SHAREHOLDER SERVICE FEES                                                                 0.25
OTHER EXPENSES(1)                                                                        0.19
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                          0.69
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                               (0.19)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                          0.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and

-   net expenses through 2/28/05 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  51         202          365          841

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). The Fund seeks to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for the Fund are the following:

-   employing a long-term approach to investing;

-   attempting to minimize net realized short-term capital gains;

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales; and

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.


An in-kind redemption payment can shield the Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if the Fund has to sell portfolio securities in order to satisfy redemptions.


Investors can expect the Fund generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUND'S MANAGEMENT AND ADMINISTRATION


Tax Aware Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The trustees are responsible for overseeing all business activities.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 10/31/03, the adviser was paid 0.21% in management fees (net of waivers), as a percentage of average daily net assets.


THE PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust on behalf of the Fund has entered into a shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Select Class Shares held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to those entities for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate NAV may differ from quoted or published prices for the same securities.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order.

You can buy shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your investment representative or financial service firm you want to buy the Fund and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if JPMorgan Funds Service Center receives your order by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be canceled. Any funds received in connection with late orders will be invested on the following business day.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services agents to their customers. In addition to this fee any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

GENERAL
Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The fund may not be able to establish an account if the person does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Select Class Shares.


MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.


SELLING FUND SHARES

When you sell your shares, you will receive the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must accept your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRMS
Tell your investment representative or financial service firm you want to sell the Fund. Your investment representative or financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your investment representative or financial service firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will send you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.


OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses arising from any sales request if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice. You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.


The Fund typically declares dividends daily and pays them monthly. Capital gains, if any, are distributed once a year by the Fund. The Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maxi-mum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.


Dividends of tax-exempt interest income paid by the Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.






                                                               /X/ Permitted
                                                               / / Not permitted

                                                                                                                      TAX AWARE
                                                                                                                      ENHANCED
                                                               PRINCIPAL TYPES OF RISK                               INCOME FUND
ASSET-BACKED SECURITIES Interests in a stream of payments      credit, interest rate, market, prepayment                 /X/
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time      credit, currency, liquidity, political                    /X/(1)
deposits and bankers'acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short-term debt issued by domestic  credit, currency, interest rate, liquidity, market,       /X/(1)
and foreign banks or corporations. These securities are        political
usually discounted and are rated by S&P, Moody's or another
nationally recognized ratings organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities    credit, currency, interest rate, liquidity, market,       /X/(1)
that can be converted into equity securities at a future time  political, valuation and price.

CORPORATE BONDS Debt securities of domestic and foreign        credit, currency, interest rate, liquidity, market,       /X/(1)
industrial, utility, banking and other financial               political, valuation
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which       credit, environmental, extension, interest rate,          /X/
gives the lender a lien on property as security for the loan   liquidity, market, natural event, political,
payment.                                                       prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities     credit, currency, extension, interest rate,               /X/(1)
(such as Federal Home Loan Banks, Freddie Macs, Fannie Maes)   leverage, market, political,prepayment
which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR -ROLLS The sale of domestic and foreign        credit, currency, extension, interest rate,               /X/(1)(2)
mortgage-backed securities with the promise to purchase        leverage, liquidity, market, political, prepayment
similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of    credit, currency, extension, interest rate,               /X/
bank debt or similar securities or obligations.                liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold    credit, interest rate, liquidity, market, valuation       /X/
directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of  credit, interest rate, liquidity, market, natural         /X/
issuers that invest in real estate or are secured by real      event, prepayment, valuation
estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to     credit                                                    /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund       credit, leverage                                          /X/(2)
sells a security and agrees to repurchase it from the buyer
on a particular date and at a specific price. Considered a
form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL          credit, currency, interest rate, market, political        /X/(1)
ORGANIZATIONS Dollar- or non-dollar-denominated securities
issued by foreign governments or supranational organizations.
Brady bonds are issued in connection with debt
restructurings.

SWAPS Contractual agreement whereby a party agrees to          credit, currency, interest rate, leverage, market,        /X/(1)
exchange periodic payments with a counterparty. Segregated     political, valuation
liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued   credit, interest rate, market, natural event,             /X/
as general obligation and revenue bonds, whose interest is     political
exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,   interest rate                                             /X/
notes and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES      credit, currency, interest rate, liquidity, market,       /X/(1)
Domestic and foreign securities offering non-cash or           political, valuation
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.


RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.


(2) All forms of borrowing (including securities lending mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 331.3% of the Fund's total assets.


                                      14/15

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES

- The Fund could underperform its         - The Fund could outperform its           - The adviser focuses its active management
  benchmark due to its securities and       benchmark due to these same choices       on securities selection, the area where it
  asset allocation choices                                                            believes its commitment to research can most
                                                                                      enhance returns

MARKET CONDITIONS

- The Fund's share price, yield, and      - Bonds have generally outperformed       - Under normal circumstances the Fund plans
  total return will fluctuate in            money market investments over the long    to remain fully invested in bonds and other
  response to bond market movements         term, with less risk than stocks          fixed income securities. The Fund may invest
                                                                                      uninvested cash in affiliated money market
- The value of most bonds will fall when  - Most bonds will rise in value when        funds
  interest rates rise; the longer a         interest rates fall
  bond's maturity and the lower its                                                 - The Fund seeks to limit risk and enhance
  credit quality, the more its value      - Mortgage-backed and asset-backed          after tax yields through careful management,
  typically falls                           securities can offer attractive           sector allocation, individual securities
                                            returns                                   selection, and duration management
- Adverse market conditions may from
  time to time cause the Fund to take                                               - During severe market downturns, the Fund
  temporary defensive positions that are                                              has the option of investing up to 100% of
  inconsistent with its principal                                                     its assets in high quality shortterm
  investment strategies and may hinder                                                instruments
  the Fund from achieving its investment
  objective                                                                         - The adviser monitors interest rate trends,
                                                                                      as well as geographic and demographic
- Mortgage-backed and asset-backed                                                    information related to mortgage-backed
  securities (securities representing an                                              securities and mortgage prepayments
  interest in, or secured by, a pool of
  mortgages or other assets such as
  receivables) could generate capital
  losses or periods of low yields if
  they are paid off substantially
  earlier or later than anticipated

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Fund actively manages the currency
  reduce gains or create losses             could generate gains or reduce losses     exposure of its foreign investments and may
                                                                                      hedge a portion of its foreign currency
- Currency risks tend to be higher in                                                 exposure into the U.S. dollar or other
  emerging markets                                                                    currencies which the adviser deems more
                                                                                      attractive (see also "Derivatives")

SECURITIES LENDING

- When the Fund lends a security, there   - The Fund may enhance income through     - The adviser maintains a list of approved
  is a risk that the loaned securities      the investment of the collateral          borrowers
  may not be returned if the borrower or    received from the borrower
  the lending agent defaults                                                        - The Fund receives collateral equal to at
                                                                                      least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued interest
  risks of the securities in which it is
  invested                                                                          - The lending agents indemnify the Fund
                                                                                      against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and duration of
                                                                                      collateral investment to minimize losses

                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period

CREDIT QUALITY

- The default of an issuer would leave    - Investment-grade bonds have a lower     - The Fund maintains its own policies for
  the Fund with unpaid interest or          risk of default                           balancing credit quality against potential
  principal                                                                           yields and gains in light of its investment
                                                                                      goals

                                                                                    - The adviser develops its own ratings of
                                                                                      unrated securities and make a credit quality
                                                                                      determination for unrated securities

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money because of    - Foreign bonds, which represent a major  - Foreign bonds may be a significant
  foreign government actions, political     portion of the world's fixed income       investment (up to 25% of total assets) for
  instability, or lack of adequate and      securities, offer attractive potential    the Fund
  accurate information                      performance and opportunities for
                                            diversification                         - To the extent that the Fund invests in
- Currency exchange rate movements could                                              foreign bonds, it will hedge its currency
  reduce gains or create losses           - Favorable exchange rate movements         exposure into the U.S. dollar (see also
                                            could generate gains or reduce losses     "Derivatives")

DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Fund uses derivatives, such as
  swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps, and forward foreign
  contracts1 that are used for hedging      eliminate losses at low cost              currency contracts, for hedging and tax and
  the portfolio or specific securities                                                risk management purposes (i.e., to establish
  may not fully offset the underlying     - The Fund could make money and protect     or adjust exposure to particular securities,
  positions and this could result in        against losses if the investment          markets or currencies)
  losses to the Fund that would not have    analysis proves correct
  otherwise occurred                                                                - The Fund only establishes hedges that they
                                          - Derivatives that involve leverage         expect will be highly correlated with
- Derivatives used for risk management      could generate substantial gains at       underlying positions
  may not have the intended effects and     low cost
  may result in losses or missed                                                    - While the Fund may use derivatives that
  opportunities                                                                       incidentally involve leverage, it does not
                                                                                      use them for the specific purpose of
- The counterparty to a derivatives                                                   leveraging its portfolios
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS

- The Fund could have difficulty valuing  - These holdings may offer more           - The Fund may not invest more than 15% of
  these holdings precisely                  attractive yields or potential growth     its net assets in illiquid holdings
                                            than comparable widely traded
- The Fund could be unable to sell these    securities                              - To maintain adequate liquidity, the Fund
  holdings at the time or price it                                                    may hold investmentgrade short-term
  desires                                                                             instruments and may borrow (including
                                                                                      repurchase agreements and reverse repurchase
                                                                                      agreements) from banks up to 331.3% of the
                                                                                      value of its total assets

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When the Fund buys securities before    - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise the       - The Fund could realize gains in a       - The Fund will generally avoid short-term
  Fund's brokerage and related costs        short period of time                      trading, except to take advantage of
                                                                                      attractive or unexpected opportunities or to
- Increased short-term capital gains      - The Fund could protect against losses     meet demands generated by shareholder
  distributions could raise                 if a stock is overvalued and its value    activity
  shareholders' income tax liability        later falls


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES



                                                                                 PER SHARE OPERATING PERFORMANCE:
                              ----------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                            ------------------------------------   -----------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                                NET ASSET          NET    SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT         (BOTH  TOTAL FROM      FROM NET  DISTRIBUTIONS
                                BEGINNING       INCOME  REALIZED AND  INVESTMENT    INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD       (LOSS)   UNREALIZED)  OPERATIONS        INCOME          GAINS  DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03             $   10.08         0.17         (0.02)        0.15         0.17             --           0.17
Year Ended 10/31/02             $   10.11         0.20         (0.02)        0.18         0.20           0.01           0.21
Year Ended 10/31/01^^           $    9.95         0.36          0.16         0.52         0.36             --           0.36
Year Ended 10/31/00^^           $    9.95         0.40            --         0.40         0.40             --           0.40
5/6/99* Through 10/31/99^^      $   10.00         0.20         (0.05)        0.15         0.20             --           0.20



  # Short periods have been annualized.
(b) Not annualized for periods less than one year.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
  * Commencement of offering of class of shares.

                               PER SHARE OPERATING PERFORMANCE:
                               --------------------------------
                                      LESS DISTRIBUTIONS:
                                   ------------------------
                                     NET ASSET
                                    VALUE, END        TOTAL
                                     OF PERIOD   RETURN (b)
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                  $   10.06         1.48%
Year Ended 10/31/02                  $   10.08         1.75%
Year Ended 10/31/01^^                $   10.11         5.47%
Year Ended 10/31/00^^                $    9.95         4.29%
5/6/99* Through 10/31/99^^           $    9.95         1.29%

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS: #
                                            --------------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                              NET ASSETS,                        NET              EXPENSES         INCOME (LOSS)
                                   END OF                 INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                   PERIOD          NET        INCOME        REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                                MILLIONS)     EXPENSES        (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS    RATE (b)
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03             $     444         0.50%         1.61%                 0.69%                 1.42%        241%
Year Ended 10/31/02             $     278         0.50%         1.94%                 0.70%                 1.74%        186%
Year Ended 10/31/01^^           $     186         0.50%         3.51%                 0.67%                 3.34%        142%
Year Ended 10/31/00^^           $      37         0.50%         4.23%                 0.67%                 4.06%        172%
5/6/99* Through 10/31/99^^      $      28         0.50%         3.75%                 0.72%                 3.53%         69%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-07795.


(C)J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-MTAEIS-304

                            JPMORGAN TAX AWARE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2004

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
JPMorgan Tax Aware Short-Intermediate Income Fund ("Tax Aware Short-Intermediate
                                  Income Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
           JPMorgan Fleming Tax Aware International Opportunities Fund
             ("Fleming Tax Aware International Opportunities Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
  JPMorgan Tax Aware Large Cap Growth Fund ("Tax Aware Large Cap Growth Fund")
   JPMorgan Tax Aware Large Cap Value Fund ("Tax Aware Large Cap Value Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
JPMorgan Tax Aware Disciplined Equity Fund ("Tax Aware Disciplined Equity Fund")
   JPMorgan Tax Aware Enhanced Income Fund ("Tax Aware Enhanced Income Fund")
       JPMorgan Tax Aware U.S. Equity Fund ("Tax Aware U.S. Equity Fund")


This Statement of Additional Information ("SAI") is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated March 1, 2004 for the Fleming Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund, Tax Aware U.S. Equity Fund and Tax Aware Short-Intermediate Income Fund (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this SAI incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2003. The Prospectuses and the financial statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

For more information about the Funds or the financial statements, simply write or call:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

                                                                      SAI-TA-304

TABLE OF CONTENTS                                                           PAGE
General                                                                        3
Investment Strategies and Policies                                             3
Investment Restrictions                                                       24
Trustees                                                                      25
Officers                                                                      29
Codes of Ethics                                                               31
Investment Adviser                                                            31
Administrator and Sub-Administrator                                           33
Distributor                                                                   35
Distribution Plan                                                             35
Custodian and Transfer Agent                                                  37
Shareholder Servicing                                                         37
Financial Professionals                                                       39
Independent Accountants                                                       39
Purchases, Redemptions and Exchanges                                          39
Dividends and Distributions                                                   45
Net Asset Value                                                               45
Performance Information                                                       46
Portfolio Transactions                                                        50
Massachusetts Trust                                                           52
Description of Shares                                                         52
Distributions and Tax Matters                                                 58
Additional Information                                                        64
Financial Statements                                                          64
Appendix A--Description of Security Ratings                                  A-1

                                     GENERAL

This SAI relates to the JPMorgan Funds listed below. The Trustees of the Funds have authorized the issuance and sale of the following classes of shares:




Tax Aware Disciplined Equity Fund                            Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares

Tax Aware Enhanced Income Fund                               Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares

Fleming Tax Aware International Opportunities Fund           Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares

Tax Aware Large Cap Growth Fund                              Select Class Shares

Tax Aware Large Cap Value Fund                               Select Class Shares

Tax Aware Short-Intermediate Income Fund                     Select Class and Institutional Class Shares

Tax Aware U.S. Equity Fund                                   Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares



Currently, each Fund offers the following classes of shares:



Tax Aware Disciplined Equity Fund                            Institutional Class Shares

Tax Aware Enhanced Income Fund                               Select Class, Institutional Class and Class A Shares

Fleming Tax Aware International Opportunities Fund           Institutional Class and Class A Shares

Tax Aware Large Cap Growth Fund                              Select Class Shares

Tax Aware Large Cap Value Fund                               Select Class Shares

Tax Aware Short-Intermediate Income Fund                     Select Class and Institutional Class Shares

Tax Aware U.S. Equity Fund                                   Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares



The Tax Aware Large Cap Growth and Tax Aware Large Cap Value Funds are each a series of JPMMFSG, an open-end management investment company organized as a Massachusetts business trust on October 1, 1996.

The Fleming Tax Aware International Opportunities Fund is a series of JPMMFG, an open-end management investment company organized as a Massachusetts business trust on May 11, 1987.

The JPMorgan Tax Aware Short-Intermediate Income Fund is a series of JPMIF, an open-end management investment company organized as a Massachusetts business trust on November 4, 1992.

The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are each a series of JPMST, an open-end management investment company organized as a Massachusetts business trust on August 15, 1996.

The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The shares of the Funds are collectively referred to in this SAI as the "Shares."

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal

Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

As of October 31, 2002, the following Funds were renamed with the approval of the Board of Trustees of JPMMFSG:



NEW NAMES                                                    FORMER NAMES
JPMorgan Tax Aware Large Cap Growth Fund
("Tax Aware Large Cap Growth Fund")                          JPMorgan Select Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund
("Tax Aware Large Cap Value Fund")                           JPMorgan Select Equity Income Fund



Also effective as of October 31, 2002, the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund changed their objectives and strategies as described in the Prospectus, with the approval of the Board of Trustees.

                       INVESTMENT STRATEGIES AND POLICIES

                            TAX MANAGEMENT TECHNIQUES

The Funds use the Adviser's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.

                                   INVESTMENTS

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds invest primarily in equity securities consisting of exchange traded, over-the-counter and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

EQUITY SECURITIES. The equity securities in which all of the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. The Tax Aware Enhanced Income Fund may invest in convertible securities of domestic and foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS. The Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

REAL ESTATE INVESTMENT TRUSTS. The Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity REITs will depend upon the value of the underlying properties, and the value of mortgage REITs will be sensitive to the value of the underlying loans or interests.

                             TAX EXEMPT OBLIGATIONS

The Funds can invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

MUNICIPAL BONDS. The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

MUNICIPAL NOTES. The Funds may invest in municipal notes. The Funds also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay, at its discretion, the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Funds to receive the par value of the obligation upon demand or notice.

Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commercial Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

PREMIUM SECURITIES. The Tax Aware Enhanced Income Fund may purchase premium securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

PUTS. The Tax Aware Enhanced Income Fund may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Corporation ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

MORTGAGE-BACKED SECURITIES. The Funds, except for the Fleming Tax
Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. The Funds, except for the Fleming Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in government guaranteed mortgage-backed securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Freddie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie

Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

STRIPPED MORTGAGE-BACKED SECURITIES. The Funds, except for the Fleming Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs which are U.S. government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

MORTGAGES (DIRECTLY HELD). The Tax Aware Enhanced Income Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

AUCTION RATE SECURITIES. The Funds, except for the Fleming Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in auction rate securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Funds' investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Funds, except for the Fleming Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

ASSET-BACKED SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

CORPORATE FIXED INCOME SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

                               FOREIGN INVESTMENTS

Each Fund can invest in securities of foreign issuers. The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

The Tax Aware Enhanced Income Fund may invest up to 25% of its total assets, at the time of purchase, in fixed income securities of foreign issuers. Any foreign commercial paper the Tax Aware Enhanced Income Fund invests in must not be subject to foreign withholding tax at the time of purchase.

Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting investments in securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect a Fund's liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by a Fund or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust its currency exposure relative to its benchmark. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

SOVEREIGN FIXED INCOME SECURITIES. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

BRADY BONDS. The Tax Aware Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

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OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Tax Aware Enhanced Income Fund and
Tax Aware Short-Intermediate Income Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

INVESTING IN EMERGING MARKETS. The Fleming Tax Aware International Opportunities Fund, Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

                             ADDITIONAL INVESTMENTS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

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REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

MORTGAGE DOLLAR-ROLL TRANSACTIONS. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may engage in mortgage dollar-roll transactions. Under a mortgage dollar-roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar-roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar-roll transaction. At the time a Fund enters into a mortgage dollar-roll, it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar-rolls, and accordingly, such dollar-rolls will not be considered borrowings. Mortgage dollar-rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar-roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar-roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar-roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar-rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a

Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and
(iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

                        OPTIONS AND FUTURES TRANSACTIONS

The Tax Aware Enhanced Income Fund may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management." The Funds may not use futures contracts and options for speculation.

Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.

The Tax Aware Enhanced Income Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not repurchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of the Fund.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an option purchased or sold by securities dealers ("OTC options"), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be OTC options that meet creditworthiness standards approved by the Adviser. While exchange traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take, and the seller to make, delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

The Funds, except the Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities each Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible. No Fund will sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with a Fund's security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

The Funds will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Examples of risk management strategies for the Funds include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Funds will also comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund may, with respect to 50% of the Fund's assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

The Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. If no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Tax Aware Enhanced Income Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Tax Aware Enhanced Income Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

The Tax Aware Enhanced Income Fund invests in a diversified portfolio of securities that are considered "high grade," and "investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                               PORTFOLIO TURNOVER

The table below sets forth the portfolio turnover rates for the Funds for the periods indicated. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters."



                                                     FISCAL YEAR ENDED     FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                          10/31/01             10/31/02               10/31/03
                                                     -----------------     -----------------      -----------------
Fleming Tax Aware International
Opportunities Fund*                                                 43%                   97%                    79%

Tax Aware Disciplined Equity Fund                                   44%                   60%                    46%

Tax Aware Enhanced Income Fund                                     142%                  186%                   241%

Tax Aware Short-Intermediate Income Fund**                         N/A                   N/A                    274%

Tax Aware U.S. Equity Fund                                          22%                   27%                    13%



                                               FISCAL PERIOD FROM    FISCAL PERIOD FROM
                           FISCAL YEAR ENDED   11/1/01 THROUGH       1/1/02 THROUGH        FISCAL YEAR ENDED
                           10/31/01            12/31/01***@          10/31/02****@         10/31/03
                           -----------------   ------------------    ------------------    -----------------
Tax Aware Large Cap
Growth Fund                               84%                   3%                   46%                  35%

Tax Aware Large Cap
Value Fund                                 8%                   0%                   80%                  33%

*    The Fund commenced operations on 4/30/01.
**   The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31.
@    Not annualized.

                             INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by each Trust with respect to their Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities to the market value of the Fund's assets.

Each Fund:

(1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

(2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(4) May not borrow money, except to the extent permitted by applicable law;

(5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) for the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund, make direct investments in mortgages;

(7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Trustees. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

The names of the Trustees of the Funds, together with information regarding their year of birth ("YOB"), positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



         NAME (YOB);                                                 NUMBER OF PORTFOLIOS
       POSITIONS WITH                 PRINCIPAL OCCUPATIONS             IN FUND COMPLEX        OTHER DIRECTORSHIPS HELD OUTSIDE
      THE FUNDS (SINCE)               DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE (1)           FUND COMPLEX
------------------------------  ----------------------------------   -----------------------   --------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            Retired; Vice President &                       69             None
(1941); Trustee of JPMIF        Treasurer of Ingersoll-Rand
since 2001, JPMMFG              Company (manufacturer of
since 1987, JPMMFSG             industrial equipment) (1972-2000)
1996 and since JPMST
2001

Roland R. Eppley, Jr.           Retired                                         69             Director Janel Hypro, Inc.
(1932); Trustee of JPMIF                                                                       (Automotive) (1993-present)
since 2001, JPMMFG
since 1989, JPMMFSG
1996 and since JPMST
2001

Dr. Matthew Goldstein           Chancellor of the City                          69             Director of National
(1941) Trustee of JPMIF         University of New York, since                                  Financial Partners (financial
since 2003, JPMMFG              (1999-present); President,                                     services distributor)
since 2003, JPMMFSG             Adelphi University (New York)                                  (2003-Present); President,
2003 and since JPMST            (1998-1999)                                                    Adelphi (1998-present);
2003                                                                                           Trustee of Bronx-Lebanon
                                                                                               Hospital Center (1992-present);

         NAME (YOB);                                                 NUMBER OF PORTFOLIOS
       POSITIONS WITH                 PRINCIPAL OCCUPATIONS             IN FUND COMPLEX        OTHER DIRECTORSHIPS HELD OUTSIDE
      THE FUNDS (SINCE)               DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE (1)           FUND COMPLEX
------------------------------  ----------------------------------   -----------------------   --------------------------------
                                                                                               Director of New Plan Excel
                                                                                               Realty Trust, Inc. (real estate
                                                                                               investment trust)
                                                                                               (2000-present); Director of
                                                                                               Lincoln Center Institute for
                                                                                               the Arts in Education
                                                                                               (1999-present).

Ann Maynard Gray                Vice President of Capital                       69             Director of Duke Energy
(1945); Trustee of JPMIF        Cities/ ABC, Inc.                                              Corporation (1997-Present);
since 2001, JPMMFG              (communications) (1986-1998)                                   Director of Elan Corporation,
since 2001, JPMMFSG                                                                            plc (pharmaceuticals)
2001and since JPMST                                                                            (2001-Present); Director of
2001                                                                                           The Phoenix Companies (wealth
                                                                                               management services)
                                                                                               (2002-Present)

Matthew Healey (1937);          Retired; Chief Executive Officer                69             None
Trustee of JPMIF since 1992,    of certain J.P. Morgan Fund
JPMMFG since 2001,              trusts (1982-2001)
JPMMFSG 2001 and since
JPMST 1996

Robert J. Higgins (1945);       Retired; Director of                            69             Director of Providian Financial
Trustee of JPMIF since 2002,    Administration of the State of                                 Corp. (banking) (2002-Present)
JPMMFG since 2002,              Rhode Island (2003); President -
JPMMFSG 2002 and since          Consumer Banking and Investment
JPMST 2002                      Services Fleet Boston Financial
                                (1971-2002)

William G. Morton, Jr. (1937)   Chairman Emeritus (2001-2002),                  69             Director of Radio Shack
Trustee of all Trusts of JPMIF  and Chairman and Chief Executive                               Corporation (electronics)
since 2003, JPMMFG since        Officer, Boston Stock Exchange                                 (1987-present); Director of
2003, JPMMFSG 2003 and          (1985- 2001)                                                   The Griswold Company
since JPMST 2003                                                                               (securities brokerage)
                                                                                               (2002-present); Director of The
                                                                                               National Football Foundation
                                                                                               and College Hall of Fame
                                                                                               (1994-present); Trustee of the
                                                                                               Berklee College of Music
                                                                                               (1998-present); Trustee of the
                                                                                               Stratton Mountain School
                                                                                               (2001-present).

Fergus Reid, III (1932);        Chairman of Lumelite Corporation                69             Trustee of 16 Morgan Stanley
Trustee of JPMIF since 2001,    (plastics manufacturing)                                       Funds (1995-Present)
JPMMFG since 1987,              (2003-Present); Chairman and CEO
JPMMFSG 1996 and since          of Lumelite Corporation
JPMST 2001                      (1985-2002)

James J. Schonbachler (1943);   Retired; Managing Director of                   69             None
Trustee of JPMIF since 2001,    Bankers Trust Company (financial
JPMMFG since 2001,              services) (1968-1998)
JPMMFSG 2001and since
JPMST 2001

         NAME (YOB);                                                 NUMBER OF PORTFOLIOS
       POSITIONS WITH                 PRINCIPAL OCCUPATIONS             IN FUND COMPLEX        OTHER DIRECTORSHIPS HELD OUTSIDE
      THE FUNDS (SINCE)               DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE (1)            FUND COMPLEX
------------------------------  ----------------------------------   -----------------------   --------------------------------
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.*       Retired; Chief Executive Officer                69             None
(1935); Trustee of JPMIF        of Chase Mutual Funds
since 2001, JPMMFG since        (investment company)
1998, JPMMFSG 1998 and          (1989-1998); President & Chief
since JPMST 2001                Executive Officer of Vista
                                Capital Management (investment
                                management) (1990-1998); Chief
                                Investment Executive of Chase
                                Manhattan Private Bank
                                (investment management)
                                (1990-1998)



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.


* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. (J.P. Morgan Chase) stock.

Each Trustee serves for an indefinite term, subject to the Funds' current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not meet during the fiscal year ended October 31, 2003. The members of the Investment Committee are Messrs. Spalding
(Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met two times during the fiscal year ended October 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins, and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met once during the fiscal year ended October 31, 2003.

Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the year ended October 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met five times during the year ended October 31, 2003. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met five times during the year ended October 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met five times during the year ended October 31, 2003.

The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                        OWNERSHIP OF FLEMING
                                                     OWNERSHIP OF TAX         TAX AWARE
                            OWNERSHIP OF TAX AWARE    AWARE ENHANCED        INTERNATIONAL       OWNERSHIP OF TAX AWARE
NAME OF TRUSTEE            DISCIPLINED EQUITY FUND     INCOME FUND        OPPORTUNITIES FUND     LARGE CAP GROWTH FUND
-----------------------    -----------------------   ----------------   --------------------    ----------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 None                  None                  None                  None
Roland R. Eppley, Jr.                None                  None                  None                  None
Dr. Matthew Goldstein                None                  None                  None                  None
Ann Maynard Gray                     None                  None                  None                  None
Matthew Healey                       None                  None                  None                  None
Robert J. Higgins                    None                  None                  None                  None
William G. Morton, Jr.               None                  None                  None                  None
Fergus Reid, III                     None                  None                  None                  None
James J. Schonbachler                None                  None                  None                  None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             None                  None                  None                  None



                                                                                                    AGGREGATE OWNERSHIP OF
                                                                                                        ALL REGISTERED
                                                                                                      INVESTMENT COMPANIES
                                                           OWNERSHIP OF TAX                               OVERSEEN BY
                                                              AWARE SHORT-      OWNERSHIP OF TAX    TRUSTEES IN FAMILY OF
                                OWNERSHIP OF TAX AWARE    INTERMEDIATE INCOME   AWARE U.S. EQUITY         INVESTMENT
NAME OF TRUSTEE                  LARGE CAP VALUE FUND            FUND                  FUND               COMPANIES
INDEPENDENT TRUSTEES
William J. Armstrong                     None                    None                  None              Over $100,000
Roland R. Eppley, Jr.                    None                    None                  None              Over $100,000
Dr. Matthew Goldstein                    None                    None                  None                    $0
Ann Maynard Gray                         None                    None                  None             $10,001-$50,000
Matthew Healey                           None                    None                  None              Over $100,000
Robert J. Higgins                        None                    None                  None                    $0
William G. Morton, Jr.                   None                    None                  None                    $0
Fergus Reid, III                         None                    None                  None              Over $100,000
James J. Schonbachler                    None                    None                  None             $50,001-$100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                    None                  None              Over $100,000



   (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 13 investment companies.

As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. As of July 16, 2003, Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

Trustee aggregate compensation paid by the Funds and the JPMorgan Fund Complex for the year ended December 31, 2003, are set forth below.



                                FLEMING TAX
                                   AWARE
                               INTERNATIONAL
                               OPPORTUNITIES    TAX AWARE DISCIPLINED    TAX AWARE ENHANCED   TAX AWARE LARGE
NAME OF TRUSTEE                    FUND              EQUITY FUND             INCOME FUND      CAP GROWTH FUND
-------------------------      -------------    ---------------------    ------------------   ---------------
NON-INTERESTED TRUSTEES

William J. Armstrong           $         170    $                 237    $            2,970   $           332

Roland R. Eppley, Jr.                    145                      201                 2,494               281

Ann Maynard Gray                         145                      201                 2,494               281

Matthew Healey                           194                      269                 3,335               376

Fergus Reid, III                         303                      421                 5,226               589

James J. Schonbachler                    145                      201                 2,494               281

Robert J. Higgins                        145                      201                 2,494               281

Dr. Matthew Goldstein                    106                      152                 1,976               215

William G. Morton, Jr.                   106                      152                 1,976               215

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.                 152                      214                 2,665               299



                                                   TAX AWARE SHORT-                      TOTAL COMPENSATION
                               TAX AWARE LARGE   INTERMEDIATE INCOME    TAX AWARE U.S.     PAID FROM FUND
NAME OF TRUSTEE                 CAP VALUE FUND           FUND            EQUITY FUND          COMPLEX
------------------------       ---------------   -------------------    --------------   ------------------
NON-INTERESTED TRUSTEES

William J. Armstrong           $           423   $               414    $          716   $          140,000

Roland R. Eppley, Jr.                      359                   328               587              120,000

Ann Maynard Gray                           359                   328               587              120,000

Matthew Healey                             479                   439               786              160,000

Fergus Reid, III                           751                   689             1,232              250,000

James J. Schonbachler                      359                   328               587              120,000

Robert J. Higgins                          359                   328               587              120,000

Dr. Matthew Goldstein                      273                   309               520               90,000

William G. Morton, Jr.                     273                   309               520               90,000

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.                   380                   346               624              126,667



The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their YOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



       NAME (YOB),
   POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
----------------------------        ------------------------------------------------------------------------------------------
George C.W. Gatch (1962)            Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial
President (2001)                    Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Patricia A. Maleski (1960)          Vice President, JPMIM, Head of FFI and U.S. Institutional Funds Administration and
Treasurer (2003)                    Board Liaison. Prior to joining J.P. Morgan Chase in 2001, she was the Vice President
                                    of Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

       NAME (YOB),
   POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
----------------------------        -----------------------------------------------------------------------------------------
Sharon J. Weinberg (1959)           Managing Director, JPMIM; since joining J.P. Morgan Chase in 1996, she has held
Secretary (2001)                    numerous positions throughout the asset management business in mutual funds marketing, legal and product development.

Stephen M. Ungerman (1953)          Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to joining J.P.
Vice President and Assistant        Morgan Chase in 2000, he held a number of positions in Prudential Financial's asset
Treasurer                           (2001) management business, including Associate General Counsel, Tax Director and Co-head of Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.

Judy R. Bartlett (1965)             Vice President and Assistant General Counsel, JPMIM, since September 2000; from
Vice President and Assistant        August 1998 through August 2000, she was an attorney at New York Life Insurance
Secretary (2001)                    Company where she served as Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini (1965)            Vice President and Assistant General Counsel, JPMIM.
Vice President and Assistant
Secretary (2001)

Wayne H. Chan (1965)                Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
Vice President and Assistant        was an associate at the law firm of Shearman & Sterling LLP from May 2001 through
Secretary (2003)                    September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May
                                    2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Thomas J. Smith (1955)              Managing Director, Head of Compliance for J.P. Morgan Chase & Co.'s asset management
Vice President and Assistant        business in the Americas.
Secretary (2002)

Paul M. DeRusso (1954)              Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)          Administration Group.

Lai Ming Fung (1974)                Associate, JPMIM; Budgeting Analyst for the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)          Administration Group.

Mary D. Squires (1955)              Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)          positions supporting the J.P. Morgan Chase organization complex.

Michael Ciotola (1968)              Director of Financial Services of BISYS Fund Services, Inc. since January 2003; held
Assistant Treasurer (2003)*         various positions within BISYS since 1998.

Arthur A. Jensen (1966)             Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*         formerly Section Manager at Northern Trust Company

Martin R. Dean (1963)               Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Alaina Metz (1967)                  Chief Administrative Officer of BISYS Fund Services, Inc.; formerly, Supervisor of the
Assistant Secretary (2001)*         Blue Sky Department of Alliance Capital Management L.P.

Ryan M. Louvar (1972)               Counsel of Legal Services, BISYS Fund Services, Inc. since 2000; formerly Attorney at
Assistant Secretary (2003)**        Hill, Farrer & Burrill LLP from 1999 to 2000 and Knapp Petersen & Clarke, PC from 1997 to 1999.

       NAME (YOB),
   POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
-----------------------------       -----------------------------------------------------------------------------------------
Lisa Hurley (1955)                  Executive Vice President and General Counsel of BISYS Fund Services, Inc.
Assistant Secretary (2001)***



* The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016. *** The contact address for the officer is 60 State Street, Boston, MA 02109.

As of December 31, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of each Fund.

                                 CODES OF ETHICS

The Funds, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                     PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees of the Funds has delegated to the Funds' investment adviser, JPMIM, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues.

The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines.

JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

JPMIM votes proposals to classify Board on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

JPMIM votes against proposals for a super-majority vote to approve a merger.

JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis. JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

   - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

   - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

   - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

   - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

   - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

   - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

   - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

   - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

   - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

   - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 will be filed with the Securities and Exchange Commission no later than August 31, 2004.

                               INVESTMENT ADVISER

Pursuant to Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly owned subsidiary of J.P. Morgan Chase & Co ("J.P. Morgan Chase"). Prior to October 1, 2003, JPMIM was a directly wholly owned subsidiary of J.P. Morgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

Certain of the assets of employee benefit accounts under Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trusts and the Funds, as well as shareholder services for the Trusts. See "Administrator and Sub-Administrator", "Shareholder Servicing" and "Custodian" sections.

J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

Prior to October 1, 1998, Morgan Guaranty Trust Company of New York served as investment adviser for the Tax Aware U.S. Equity and Tax Aware Disciplined Equity Funds.

Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund and Chase Fleming Asset Management (USA) Inc. served as sub-adviser.

The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets.



Tax Aware Disciplined Equity Fund                                           0.35%
Tax Aware Enhanced Income Fund                                              0.25%
Fleming Tax Aware International Opportunities Fund                          0.85%
Tax Aware Large Cap Growth Fund                                             0.40%
Tax Aware Large Cap Value Fund                                              0.40%
Tax Aware Short-Intermediate Income Fund                                    0.25%
Tax Aware U.S. Equity Fund                                                  0.45%



The table below sets forth the amounts paid by the Funds or accrued to JPMIM, (waived amounts in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                            FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                 10/31/01                 10/31/02                 10/31/03
                                           --------------------     ---------------------    --------------------
                                             PAID/                     PAID/                   PAID/
                                            ACCRUED      WAIVED       ACCRUED     WAIVED      ACCRUED     WAIVED
                                           ---------   ---------    ---------   ---------    ---------   ---------
Fleming Tax Aware International
Opportunities Fund*                        $     892   $    (211)   $   1,550   $    (274)   $   1,143   $    (227)
Tax Aware Disciplined Equity Fund              1,359           -          935           -          655           -

Tax Aware Enhanced Income Fund                 1,222        (128)       3,841        (887)       5,699        (814)

Tax Aware Short-Intermediate Income
Fund**                                           N/A         N/A          N/A         N/A          658         (53)

Tax Aware U.S. Equity Fund                     1,107           -        1,126           -        2,218           -



                                                     FISCAL PERIOD FROM    FISCAL PERIOD FROM
                              FISCAL YEAR ENDED       11/1/01 THROUGH        1/1/02 THROUGH        FISCAL YEAR ENDED
                                  10/31/01              12/31/01***           10/31/02****             10/31/03

                               PAID/                  PAID/                 PAID/                   PAID/
                              ACCRUED    WAIVED      ACCRUED    WAIVED     ACCRUED     WAIVED      ACCRUED    WAIVED
                             --------   --------    --------   --------    -------    --------    --------   --------
Tax Aware Large Cap Growth
Fund                         $  2,333   $   (352)   $    295   $     (7)   $  1,098   $    (10)   $  1,045   $      -

Tax Aware Large Cap Value
Fund                            2,018       (603)        281        (84)      1,240       (128)      1,326         (4)

* The Fund commenced operations on 4/30/01.
** The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31.

The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information".

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.

As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

In approving the Advisory Agreements, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates, revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services and its ability to retain and attract qualified personnel to manage each Fund.

In reaching its decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

Pursuant to Administration Agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds' shares.

JPMorgan Chase Bank was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under an agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, Inc. for its services as each Fund's sub-administrator.

Prior to September 10, 2001 and pursuant to an administration agreement effective July 1, 2001 with JPMIF and JPMST, behalf of their Funds, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under this agreement, the administrator received from those Funds and Portfolios an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average daily net assets plus 0.04% of average daily net assets over $7 billion.

Prior to July 1, 2001 and pursuant to co-administration agreements with the JPMIF and JPMST, on behalf of their Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for the Funds and their corresponding portfolios. For its services under the Co-Administration Agreements, these Funds and their corresponding portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding portfolio was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

Prior to July 1, 2001 and pursuant to an administrative services agreement with the JPMIF and JPMST, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as such Funds' administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of its Trust and certain other Funds with similar arrangements.

Prior to September 10, 2001, pursuant to an administration agreement with JPMMFSG, on behalf of its Funds, dated August 31, 1996, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under this administration agreement, the administrator received 0.10% of the average daily net assets of the Funds.

The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds series (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                            FISCAL YEAR ENDED       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                 10/31/01                10/31/02              10/31/03
                                            PAID/                   PAID/                  PAID/
                                           ACCRUED      WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
Fleming Tax Aware International
Opportunities Fund*                        $   158      $  (35)    $   273    $  (124)    $   202   $   (192)
Tax Aware Disciplined Equity Fund              235           -         401       (119)        281       (110)

Tax Aware Enhanced Income Fund                 367           -       2,304     (2,031)      3,420     (3,419)

Tax Aware Short-Intermediate Income
Fund**                                         N/A         N/A         N/A        N/A         395       (370)

Tax Aware U.S. Equity Fund                     153           -         375       (230)        739       (416)



                                                                                 FISCAL PERIOD
                                                      FISCAL PERIOD FROM         FROM  1/1/02
                                 FISCAL YEAR ENDED      11/1/01 THROUGH        THROUGH  12/31/01   FISCAL YEAR ENDED
                                      10/31/01           10/31/02***                 ****                10/31/03
                                  PAID/                 PAID/                 PAID/                 PAID/
                                 ACCRUED    WAIVED     ACCRUED    WAIVED     ACCRUED    WAIVED     ACCRUED    WAIVED
Tax Aware Large Cap
Growth Fund                      $  619     $  (29)    $   111    $  (30)    $   412    $ (106)    $   392    $    -
Tax Aware Large Cap Value
Fund                                539        (27)        105       (28)        465       (54)        497         -



* The Fund commenced operations on 4/30/01.
** The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31.

Prior to September 10, 2001 and pursuant to a Distribution and Sub-administration Agreement with JPMMFG and JPMMSG, on behalf of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund (amounts in thousands):



                                                              PERIOD FROM 11/01/00 THROUGH
                                                                        09/09/01
                                                          -------------------------------------
 FUNDS                                                      PAID/ACCRUED            WAIVED
                                                          -------------------------------------
 Fleming Tax Aware International Opportunities Fund*        $         37           $        (19)
 Tax Aware Large Cap Growth Fund                                     256                   (205)
 Tax Aware Large Cap Value Fund                                      218                   (174)



* The Fund commenced operations on 4/30/01.

                                   DISTRIBUTOR

The Distributor serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Fund's. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of shares of each of the Fund's in accordance with the terms of the Distribution Agreements between the Trusts and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

The Distribution Agreements will continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually (i) by a vote of the holders of a majority of the Funds' outstanding shares or (ii) by a vote of a majority of the Trustees of the Trusts and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreements, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreements will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trusts, including a vote of a majority of the Trustees who are not "interested persons" of the Trusts, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

Prior to April 11, 2001, Funds Distributors, Inc. ("FDI") serviced as the distributor of the Funds of JPMIF and JPMST.

                                DISTRIBUTION PLAN

Each Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively the "Distribution Plans") on behalf of the Class A, Class B and Class C Shares of the Funds, as applicable, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

Class A Shares pay a Distribution Fee of up to 0.25% and Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.75% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares of the Funds are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

The Distribution Plans provide that they will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees").

The Distribution Plans require that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plans. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or, of a by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plans, and for the first two years such copies will be preserved in an easily accessible place.

The Distributor earned the following fees, and waived the amounts in parentheses (amounts in thousands):

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND



Advertising and Sales Literature                                             $       76
B Share Financing Charges                                                           380
Compensation to dealers                                                             464
Compensation to sales personnel                                                      14
Equipment, supplies and other                                                        30
Printing, production and mailing of prospectuses to
other than shareholders                                                           1,300
TAX AWARE ENHANCED INCOME FUND
Advertising and Sales Literature                                             $   21,605
B Share Financing Charges                                                             -
Compensation to dealers                                                          85,775
Compensation to sales personnel                                                   4,335
Equipment, supplies and other                                                     8,771
Printing, production and mailing of prospectuses to
other than shareholders                                                          62,690
TAX AWARE U.S. EQUITY FUND
Advertising and Sales Literature                                             $      734
B Share Financing Charges                                                        21,863
Compensation to dealers                                                          10,010
Compensation to sales personnel                                                     143
Equipment, supplies and other                                                       340
Printing, production and mailing of prospectuses to
other than shareholders                                                           1,515



     The table below sets forth the 12b-1 fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                            FISCAL YEAR ENDED       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                 10/31/01                10/31/02              10/31/03
                                            PAID/                   PAID/                  PAID/
                                           ACCRUED      WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND*
  Class A Shares                           $    2            -     $    19     $    -     $    16     $    -
  Class B Shares~                               -^           -           -^         -           -^         -
  Class C Shares~                               -^           -           -^         -           -^         -
TAX AWARE ENHANCED INCOME FUND
  Class A Shares**                            N/A          N/A          27          -          55          -
TAX AWARE U.S. EQUITY FUND
  Class A Shares                                1            -          10          -          11          -
  Class B Shares                                2            -          19          -          22          -
  Class C Shares                                -            -           2          -           2          -



* The Fund commenced operations on 4/30/01.
** Class was launched on 11/30/01.
^ Amount rounds to less than one thousand.
~ Classes ceased operations as of 9/12/03.

                                    CUSTODIAN

Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

For fund accounting services, each Fund, except the Fleming Tax Aware International Opportunities Fund and Tax Aware Enhanced Income Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

For fund accounting services, the Fleming Tax Aware International Opportunities Fund, pays to JPMorgan Chase Bank the higher of (a) the Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

For fund accounting services, the Tax Aware Enhanced Income Fund, pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled). JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO, 64105, serves as each Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                              SHAREHOLDER SERVICING

The Trusts, on behalf of each of the Funds, have entered into Shareholder Servicing Agreements, which enable the Funds to obtain the services of one or more Shareholder Servicing Agents, including JPMorgan Chase Bank. Under the agreements, Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

Under the Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the following annual rate (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.



Select Class , Class A, Class B and Class C Shares          0.25%
Institutional Class  Shares                                 0.10%



The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund or accrued to JPMorgan Chase Bank for the periods indicated (amounts in thousands):



                                        FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                            10/31/01                  10/31/02                10/31/03
                                       --------------------------------------------------------------------
                                        PAID/                     PAID/                     PAID/
                                       ACCRUED      WAIVED       ACCRUED      WAIVED      ACCRUED    WAIVED
                                       --------------------------------------------------------------------
Fleming Tax Aware International
Opportunities Fund*
   Class A Shares                      $     2      $    -      $     18     $      -     $    16   $   (14)
   Class B Shares~                           -^          -             -^           -           -^        -^
   Class C Shares~                           -^          -             -^           -           -^        -^
   Institutional Class Shares              104        (104)          175         (175)        128      (125)
Tax Aware Disciplined Equity Fund
   Institutional Class Shares              388         (49)          267         (267)        187      (187)
Tax Aware Enhanced Income Fund
   Class A Shares**                          -           -            27           (1)         55       (15)
   Institutional Class Shares              441        (114)        1,307       (1,305)      1,888    (1,840)
   Select Class Shares                     120          (1)          545          (19)        923       (14)
Tax Aware Short-Intermediate
Income Fund***
   Institutional Class Shares                                                                 175      (113)

   Select Class Shares                                                                         221       (64)
Tax Aware U.S. Equity Fund
   Class A Shares****                        6           -            10           (9)          11       (11)
   Class B Shares****                        1           -             6           (6)           7        (7)
   Class C Shares****                        -           -             1            -^           1        (1)
   Institutional Class Shares                2          (2)           39          (16)          68        (5)
   Select Class Shares                     583         (16)          511          (89)       1,044       (28)



                             FISCAL YEAR ENDED       FISCAL PERIOD FROM 1/1/01    FISCAL PERIOD FROM /1/02     FISCAL YEAR ENDED
                                  10/31/01             THROUGH 2/31/01*****        THROUGH 10/31/02******          10/31/03
                          --------------------------------------------------------------------------------------------------------
                             PAID/                     PAID/                        PAID/                      PAID/
                            ACCRUED       WAIVED      ACCRUED        WAIVED        ACCRUED        WAIVED      ACCRUED      WAIVED
                          --------------------------------------------------------------------------------------------------------
Tax Aware Large Cap
Growth Fund
   Select Shares            $ 1,458     $ (1,453)     $   185        $ (185)       $   686        $ (364)     $   653      $ (52)
Tax Aware Large Cap
Value Fund
   Select Shares              1,261            -          176             -            775             -          829         (2)



* The Fund commenced operations on 4/30/01.
** Class was launched on 11/30/01.
*** The Fund commenced operations on 12/20/02.
**** Class was launched on 4/16/01.
***** The Funds changed their fiscal year end from October 31 to December 31. ****** The Funds changed their fiscal year end from December 31 to October 31. ^ Amount rounds to less than one thousand.
~ Classes ceased operations as of 9/12/03

Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. Such compensation does not represent an additional expense to the Funds or their shareholders because it will be paid by any of JPMorgan Chase Bank, its affiliates or the Distributor.

JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

In addition to the fees payable to the Adviser, Administrator and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator and Sub-Administrator," "Shareholder Servicing" and "Distribution Plan" above, each Fund is responsible for usual and customary expenses associated with its Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses applicable to each Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank.

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

An investor may buy shares in a Fund: (i) through an investment representative or financial services firm; (ii) through the Distributor by calling the JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

The broker-dealer allocation for the for Fleming Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund, which have a 5.75% sales charge on Class A Shares, is set forth below:



                                       SALES CHARGE AS A PERCENTAGE OF:
                                                                                              AMOUNT OF SALES CHARGE
                                                                                             RE-ALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT                                                                          A PERCENTAGE OF
OFFERING PRICE ($)                     OFFERING PRICE         NET AMOUNT INVESTED                 OFFERING PRICE
Under 100,000                               5.75                     6.10                              5.00
100,000 but under 250,000                   3.75                     3.90                              3.25
250,000 but under 500,000                   2.50                     2.56                              2.25
500,000 but under 1,000,000                 2.00                     2.04                              1.75



The broker-dealer allocation of Tax Aware Enhanced Income Fund, which has a 1.50% sales charge on Class A shares, is set forth below:

                                        SALES CHARGE AS A PERCENTAGE OF:
                                                                                              AMOUNT OF SALES CHARGE
                                                                                             RE-ALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT                                                                          A PERCENTAGE OF
OFFERING PRICE ($)                      OFFERING PRICE          NET AMOUNT INVESTED               OFFERING PRICE
Under 100,000                                1.50                       1.52                           1.00
100,000 but under 250,000                    1.00                       1.00                           0.50
250,000 but under 500,000                    0.50                       0.50                           0.25
500,000 but under 1,000,000                  0.25                       0.25                           0.25



There is no initial sales charge on purchases of Class A Shares of $1 million or more.

For Class A Shares of the Tax Aware Enhanced Income Fund, the Distributor pays broker-dealers 0.25% on net sales of $1 million or more.

The Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

At times the Distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.

The Distributor pays broker-dealers commissions on net sales of Class A Shares of the Funds, with the exception of the Tax Aware Enhanced Income Fund, of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A Shares of the Funds, with the exception of the Tax Aware Enhanced Income Fund, to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in a Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) purchased thereafter.

No initial sales charge will apply to the purchase of a Fund's Class A Shares if
(i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

Purchases of a Fund's Class A Shares may be made with no initial sales charge
(i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Funds, the Distributor or the JPMorgan Funds Service Center.

A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and the Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any former Chase Vista Fund, provided there is no change in account registration.

Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Funds at NAV.

REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at the next determined NAV subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.

EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. J.P. Morgan Chase may discontinue this exchange privilege at any time.

Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered or sold where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

Class B shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Matters" in the respective Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

     The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

     The value of investments listed on a U.S. or Canadian securities exchange or the National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's NAV.

     Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

     The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

     Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

     Listed options on debt securities traded on U.S. options exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

                             PERFORMANCE INFORMATION

From time to time, the Funds may quote performance in terms of yield, actual distributions, average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable CDSC imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

Average annual total returns are calculated according to the following formulas:

Average annual total returns (before taxes):

Average annual total returns are calculated according to the following formulas:

Average annual total returns (before taxes):
        P (1 + T) SUB(n) = ERV

Average annual total returns (after taxes on distributions):
        P (1 + T) SUB(n) = ATVD

Average annual total returns (after taxes on distributions and sale of Fund shares)
        P (1 + T) TO THE POWER OF(n) = ATVDR

Where:           P             =  a hypothetical initial payment of $1,000.

                 T             =  average annual total return (before
                                  taxes, after taxes on distributions, or
                                  after taxes on distributions and sale of Fund shares, as applicable).

                 n             =  number of years

                 ERV           =  ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of
                                  the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                 ATV (SUB D)   =  ending value of a hypothetical $1,000
                                  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                 ATV (SUB DR)  =  ending value of a hypothetical $1,000
                                  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 10/31/03*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                                    SINCE         DATE OF FUND
                                                         1 YEAR     5 YEARS        10 YEARS       INCEPTION**      INCEPTION**
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND                                                                4/30/01
    Class A Shares - before taxes                         16.70%                                     -6.36%
    Class A Shares - after taxes on distributions         16.37%                                     -6.48%
    Class A Shares - after taxes on distributions
    and sale of fund shares.                              10.87%                                     -5.43%
    Institutional Shares - before taxes                   24.74%                                     -3.31%
    Institutional Shares - after taxes on
    distributions                                         24.35%                                     -3.48%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                16.10%                                     -2.90%
TAX AWARE DISCIPLINED EQUITY FUND                                                                                  1/30/97
    Institutional Shares - before taxes                   20.91%      -0.03%                          6.05%
    Institutional Shares - after taxes on
    distributions                                         20.58%      -0.35%                          5.72%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                13.73%      -0.20%                          5.06%
TAX AWARE ENHANCED INCOME FUND                                                                                     4/19/99
    Class A Shares - before taxes                         -0.36%                                      2.70%
    Class A Shares - after taxes on distributions         -0.57%                                      2.44%
    Class A Shares - after taxes on distributions
    and sale of fund shares.                               0.05%                                      2.47%
    Institutional Shares - before taxes                    1.73%                                      3.40%
    Institutional Shares - after taxes on
    distributions                                          1.44%                                      3.10%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                 1.51%                                      3.08%
    Select Shares - before taxes                           1.48%                                      3.17%
    Select Shares - after taxes on distributions           1.23%                                      2.89%

    Select Shares - after taxes on distributions and
    sale of fund shares.                                   1.30%                                      2.87%
TAW AWARE LARGE CAP GROWTH FUND
    Select Shares - before taxes                          13.84%      -3.35%         8.06%
    Select Shares - after taxes on distributions          13.77%      -5.86%          N/A ***
    Select Shares - after taxes on distributions and
    sale of fund shares.                                   9.03%      -2.89%          N/A ***
TAX AWARE LARGE CAP VALUE FUND
    Select Shares - before taxes                          18.34%      -1.21%         6.84%
    Select Shares - after taxes on distributions          17.98%      -3.07%          N/A ***
    Select Shares - after taxes on distributions and
    sale of fund shares.                                  12.16%      -1.69%          N/A ***
TAX AWARE SHORT-INTERMEDIATE INCOME FUND                                                                          12/20/02
    Institutional Shares - before taxes                                                               2.41%
    Institutional Shares - after taxes on
    distributions                                                                                     2.23%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                                                            2.05%
    Select Shares - before taxes                                                                      2.28%
    Select Shares - after taxes on distributions                                                      2.11%
    Select Shares - after taxes on distributions and
    sale of fund shares.                                                                              1.93%
TAX AWARE U.S. EQUITY FUND                                                                                        12/18/96
    Class A Shares - before taxes                          9.71%      -1.03%                          5.62%
    Class A Shares - after taxes on distributions          9.58%      -1.23%                          5.41%

    Class A Shares - after taxes on distributions
    and sale of fund shares.                               6.36%      -0.99%                          4.75%
    Class B Shares - before taxes                         10.82%      -0.60%                          6.25%
    Class B Shares - after taxes on distributions         10.75%      -0.75%                          6.09%
    Class B Shares - after taxes on distributions
    and sale of fund shares.                               7.03%      -0.60%                          5.34%
    Class C Shares - before taxes                         14.80%      -0.23%                          6.24%
    Class C Shares - after taxes on distributions         14.72%      -0.38%                          6.07%
    Class C Shares - after taxes on distributions
    and sale of fund shares.                               9.63%      -0.28%                          5.32%
    Institutional Shares - before taxes                   16.89%       0.23%                          6.59%
    Institutional Shares - after taxes on
    distributions                                         16.54%      -0.09%                          6.29%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                11.16%       0.02%                          5.57%
    Select Shares - before taxes                          16.64%       0.21%                          6.58%
    Select Shares - after taxes on distributions          16.43%       0.00%                          6.36%
    Select Shares - after taxes on distributions and
    sale of fund shares.                                  10.91%       0.06%                          5.60%



* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
** If Fund has less than 10 years.

*** After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35.0%.

YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

Yields are calculated according to the following formula:

Yield = 2 [( a - b + 1)(6) - 1]
             -----
              cd

Where:

a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

Below is set forth historical yield information for the Tax Aware Enhanced Income Fund for the periods indicated:

TAX AWARE ENHANCED INCOME FUND (Institutional Shares) (10/31/03): 30-day yield:
1.41%

TAX AWARE ENHANCED INCOME FUND (Select Shares) (10/31/03): 30-day yield: 1.16%

TAX AWARE ENHANCED INCOME FUND (Class A Shares) (10/31/03): 30-day yield: 0.91%

TAX AWARE SHORT-INTERMEDIATE INCOME FUND (Institutional Shares) (10/31/03):
30-day yield: 2.49%

TAX AWARE SHORT-INTERMEDIATE INCOME FUND (Select Shares) (10/31/03): 30-day yield: 2.34%

GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies--Portfolio Turnover".

In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer, which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):



                                                             FISCAL YEAR ENDED        FISCAL YEAR ENDED      FISCAL YEAR
                                                                  10/31/01                 10/31/02         ENDED 10/31/03
                                                             -------------------------------------------------------------
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND*
             Total Brokerage Commissions                     $             706        $             536     $          417
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                                            1                  -
             Tax Aware Disciplined Equity Fund

             Total Brokerage Commissions                                   305                      318                112
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                                            1                 -^
TAX AWARE ENHANCED INCOME FUND
             Total Brokerage Commissions                                     1                      387                496
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                                            1                  -
TAX AWARE SHORT-INTERMEDIATE INCOME FUND**
             Total Brokerage Commissions                                   N/A                      N/A                 69
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                 N/A                      N/A                  -
TAX AWARE U.S. EQUITY FUND
             Total Brokerage Commissions                                    82                      140                259
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                                           44                 40



                                                                           FISCAL PERIOD     FISCAL PERIOD
                                                         FISCAL YEAR       FROM 11/1/01       FROM 1/1/02      FISCAL YEAR
                                                            ENDED            THROUGH            THROUGH           ENDED
                                                          10/31/01         12/31/01***        10/31/02****      10/31/03
                                                         -----------------------------------------------------------------
TAX AWARE LARGE CAP GROWTH FUND
      Total Brokerage Commissions                        $       938       $          53     $         127     $       178
      Brokerage Commissions to Affiliated
      Broker/Dealer                                                                                     41               4
TAX AWARE LARGE CAP VALUE FUND
      Total Brokerage Commissions                                162                   5               208             249
      Brokerage Commissions to Affiliated
      Broker/Dealer                                                                                     34              10



* The Fund commenced operations on 4/30/01.
** The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31. ^ Amount rounds to less than one thousand.

                               MASSACHUSETTS TRUST

Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The

Declaration of Trust and the By-Laws of each Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

Each Trust's Declaration of Trust provides that a Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Each Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMIF is comprised of eleven series, JPMST is comprised of nine series, JPMMFG is comprised of fourteen series and JPMMFSG is comprised of six series. See "Massachusetts Trust."

Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

Shareholders of each Fund of JPMIF and JPMST are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Shareholders of each Fund of JPMMFG and JPMMFSG are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of each Trust shall not be voted. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

Shareholders of each Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of eleven series of JPMIF, nine series of JPMST, fourteen series of JPMMFG and six series of JPMMFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

As of January 31, 2004, the following owned of record, or to the knowledge of management, beneficially owned 5% or more of the outstanding shares of the following Funds:



Tax Aware Large Cap Value - Select     Balsa & Co Rebate Account                                      44.19%
Class Shares                           Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Penlin & Co.                                                   29.84%
                                       Rebate Account
                                       C/O JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

                                       Liva & Company                                                 17.87%
                                       Rebate Account
                                       C/O JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

Tax Aware Large Cap Growth Fund -      Balsa & Co Rebate Account                                      42.07%
Select Class Shares                    Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Penlin & Co                                                    29.47%
                                       Rebate Account
                                       C/O JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

                                       Liva & Company                                                 21.42%
                                       Rebate Account
                                       C/O JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

Fleming Tax Aware International        JPMorgan Chase Bank as Agent for                               10.89%
Opportunity Fund - Class A Shares      Bayard D. Clarkson
                                       Revocable Trust
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       JPMorgan Chase Bank as Agent for                                8.49%
                                       DR Mamdouh Bakhos
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       JPMorgan Chase Bank as Agent for                                8.35%
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       JPMorgan Trust Company N A FBO                                  6.49%
                                       Jeff and Diana Hill
                                       Revocable Trust
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road


                                       Newark, DE  19713-2107

Fleming Tax Aware International        JPMorgan Chase Bank as Agent for                                9.81%
Opportunity Fund - Institutional       Sarah Lutz Trust
Class Shares                           Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

Tax Aware U.S. Equity Fund - Class A   JPMorgan Chase Bank TR                                         12.50%
Shares                                 U/A 01/15/1991
                                       Sabin Bermant & Gould Pension Trust
                                       Attn: Jasmin Felix
                                       3 Metrotech Ctr. Fl 6
                                       Brooklyn, NY  11245-0001

                                       JPMorgan Chase Bank as Agent for                                6.67%
                                       JJPTW Family LLLP
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       Bear Stearns Securities Corp.                                   5.57%
                                       FBO 889-07555-18
                                       1 Metrotech Ctr N
                                       Brooklyn, NY  11201-3870

Tax Aware U.S. Equity Fund - Class C   MLPF&S for the Sole Benefit of                                 30.02%
Shares                                 Its Customers
                                       Attn: Fund Administration
                                       SEC# 97PG3
                                       4800 Deer Lake Drive East 2nd Floor
                                       Jacksonville, FL  32246-6484

                                       LPL Financial Services                                         10.90%
                                       A/C 1391-1536
                                       9785 Towne Centre Drive
                                       San Diego, CA  92121-1968

                                       William K. Carson                                               9.00%
                                       Jane L. Carson TR
                                       U/A DTD 03/06/1996
                                       Carson Revocable Trust
                                       P.O. Box 356
                                       Tooele, UT  84074-0356

                                       Citigroup Global Markets Inc.                                   7.64%
                                       154642451
                                       333 West 34th Street - 3rd Floor
                                       New York, NY  10001-2402

                                       NFSC FBO # C1Q-701491                                           5.10%
                                       James F. Woods JR LIV Trust
                                       James F Woods Jr.
                                       U/A 04/23/02
                                       1 Whittingham Rd.
                                       Basking Ridge, NJ  07920-3720

                                       Citigroup Global Markets Inc.                                   5.06%
                                       141305411
                                       333 West 34th St. - 3rd Floor
                                       New York, NY  10001-2402

Tax Aware Short Intermediate Income    Balsa & Co. Rebate Account                                     31.71%
Fund - Select Class Shares             Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Balsa & Co.                                                    12.43%
                                       JPMorgan Chase Bank
                                       Attn: Mutual Funds Section
                                       14221 Dallas Parkway
                                       7-2 JIP-138
                                       Dallas, TX  75254-2916

                                       Balsa & Co Rebate Account                                      11.89%
                                       Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

Tax Aware Disciplined Equity -         Charles Schwab & Co.  Inc.                                     21.87%
Institutional Class Shares             Special Custody Account for
                                       Benefit of Customers
                                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA  94104-4122

Tax Aware U.S. Equity - Select Class   Balsa & Co Rebate Account                                       30.31
Shares                                 Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Liva & Company                                                 15.63%
                                       Rebate Account
                                       c/o JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

                                       Penlin & Co.                                                   11.20%
                                       Rebate Account
                                       c/o JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

                                       Balsa & Co                                                      5.65%
                                       Rebate Account
                                       Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

Tax Aware Enhanced Income Fund -       NFSC FBO # CL 5-633046                                         22.35%
Class A Shares                         Lipman Sherman Family Limited
                                       135 Greene St.

                                       New York, NY  10012-3285

                                       JPMorgan Chase Bank as Agent for                              11.05%
                                       Christina Mattin #2
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       NFSC FEBO  # C1Q-809110                                         8.08%
                                       Stephanie H. Smith
                                       27 Pine Dr.
                                       Great Neck, NY  11021-2837

                                       NFSC FEBO  # C1B-303321                                          5.58
                                       Flextrade Systems
                                       111 Great Neck Road
                                       Great Neck, NY  11021-5402

                                       NFSC FBO # C1D-029530                                           5.10%
                                       National Academy Foundation
                                       39 Broadway, Rm. 1640
                                       New York, NY  10006-3081

Tax Aware U.S. Equity Fund -           National Financial Services Corp.                              41.74%
Institutional Class Shares             For the Exclusive Benefit of
                                       our Customers
                                       Attn: Mutual Funds - 5th Floor
                                       200 Liberty St. - 1 World Financial
                                       New York, NY  10281-1003

                                       JPMIM as Agent for Interpublic                                 14.64%
                                       Benefit Protection Plan
                                       Attn: Teresa O'Hanlon
                                       522 5th Avenue
                                       New York, NY  10036-7601

Tax Aware Enhanced Income Fund -       Balsa & Co                                                     27.83%
Select Class Shares                    Rebate Account
                                       Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Balsa & Co.                                                     7.75%
                                       JPMorgan Chase
                                       Attn: Mutual Funds Section
                                       14221 Dallas Parkway
                                       7-2 JIP-138
                                       Dallas, TX  75254-2916

                                       Balsa & Co                                                      5.91%
                                       Rebate Account
                                       Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of such Fund.

                          DISTRIBUTIONS AND TAX MATTERS

The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Funds' Prospectuses are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer, (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.

Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and/or short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):



                                                                                          EXPIRES
                                                             ----------------------------------------
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND                          (12,667)      10/31/09
                                                                            (27,648)      10/31/10
                                                                            (17,231)      10/31/11
                                                             ------------------------
                                                                            (57,547)
                                                             ========================

TAX AWARE DISCIPLINED EQUITY FUND                                              (802)      10/31/06
                                                                            (23,888)      10/31/08
                                                                            (36,384)      10/31/09
                                                                            (50,933)      10/31/10
                                                                            (15,933)      10/31/11
                                                             ------------------------
                                                 Remaining                 (127,940)
                                                             ========================

TAX AWARE ENHANCED INCOME                                                    (1,458)      10/31/10
                                                                             (6,200)      10/31/11
                                                             ------------------------
                                                 Remaining                   (7,658)
                                                             ========================

TAX AWARE LARGE CAP GROWTH                                                  (50,266)      10/31/09
                                                                            (37,057)      10/31/10
                                                                            (30,037)      10/31/11
                                                             ------------------------
                                                 Remaining                 (117,359)
                                                             ========================

TAX AWARE LARGE CAP VALUE                                                      (461)      10/31/09
                                                                            (27,000)      10/31/10
                                                                             (9,355)      10/31/11
                                                             ------------------------
                                                 Remaining                  (36,816)
                                                             ========================

TAX AWARE SHORT- INTERMEDIATE INCOME FUND                                    (4,406)      10/31/11
                                                             ------------------------
                                                 Remaining                   (4,406)
                                                             ========================

TAX AWARE U.S. EQUITY FUND                                                      (81)      10/31/05
                                                                               (498)      10/31/06
                                                                            (21,834)      10/31/07
                                                                             (6,281)      10/31/08
                                                                            (21,016)      10/31/09

                                                                            (28,103)      10/31/10
                                                                            (10,218)      10/31/11
                                                             ------------------------
                                                 Remaining                  (88,032)*
                                                             ========================



* The above capital loss carryover includes 37,151,475 of losses acquired from JPMorgan Select Large Cap Equity Fund.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The Tax Aware Disciplined Equity Fund and the Tax Aware U.S. Equity Fund typically pay ordinary income dividends four times a year. The Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly.

Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend: (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the

Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if a corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

Tax Aware Enhanced Income Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences.

Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

The Tax Aware Enhanced Income Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, ether or not distributed to the Fund.

Alternatively, the Fund may be allowed to "mark-to-market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year an distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may refunded or be credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by such foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, exempt-interest dividends and capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

EFFECT OF FUTURE LEGISLATION. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

The Funds' financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' October 31, 2003 annual report filing made with the SEC on December 31, 2003 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The foregoing financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722 for Institutional Class Shares and
(800) 348-4782 for Select Class, Class A, Class B or Class C Shares.



TRUST                                         ACCESSION NUMBER
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds               0001047469-03-042431
J.P. Morgan Mutual Fund Group                 0001047469-03-042437
J.P. Morgan Mutual Fund Select Group          0001047469-03-042433
J.P. Morgan Series Trust                      0001047469-03-042435

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

                          CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                  DEMAND BONDS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

      DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates an issuer has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

A-2--This rating indicates an issuer has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

MOODY'S

Corporate and Municipal Bonds

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                COMMERCIAL PAPER, INCLUDING TAX EXEMPT SECURITIES

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

Leading market positions in well established industries. High rates of return on funds employed. Conservative capitalization structures with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned to an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

The VMIG rating is amended with a prefix denoting the long-term quality of the issuer, for instance Aaa/VMIG-1 or Aa/VMIG-1.

Fitch

Description of Fitch's Two Highest Commercial Paper Ratings

Fitch's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Fitch's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          CORPORATE AND MUNICIPAL BONDS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                           J.P. MORGAN SPECIALTY FUNDS




                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2004

                       J.P. MORGAN SERIES TRUST ("JPMST")
                   JPMORGAN GLOBAL 50 FUND ("GLOBAL 50 FUND")
           JPMORGAN GLOBAL HEALTHCARE FUND ("GLOBAL HEALTHCARE FUND")
              JPMORGAN MARKET NEUTRAL FUND ("MARKET NEUTRAL FUND")


This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated March 1, 2004 for the Global 50 Fund, Global Healthcare Fund and Market Neutral Fund (each a "Fund," collectively the "Funds"), as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the Financial Statements included in the Shareholder Reports related to the Funds dated October 31, 2003. The Prospectuses and Financial Statements, including the Independent Accountants' Reports are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor") at 522 Fifth Avenue, New York, NY 10036.

     For more information about the Funds or the Financial Statements, simply write or call for:

      SELECT CLASS, INSTITUTIONAL CLASS, CLASS A, AND CLASS B SHARES:

      JPMorgan Funds Service Center
      P.O. Box 219392
      Kansas City, MO 64121-9392
      1-800-348-4782

TABLE OF CONTENTS



                                                                                     PAGE
General                                                                                 3
Investment Strategies and Policies                                                      3
Investment Restrictions                                                                20
Trustees                                                                               21
Officers                                                                               27
Codes of Ethics                                                                        29
Investment Adviser                                                                     32
Administrator and Sub-Administrator                                                    34
Distributor                                                                            36
Distribution Plan                                                                      37
Custodian                                                                              39
Transfer Agent                                                                         39
Shareholder Servicing Agents                                                           40
Expenses                                                                               41
Financial Professionals                                                                42
Independent Accountants                                                                42
Purchases, Redemptions and Exchanges                                                   42
Dividends and Distributions                                                            48
Net Asset Value                                                                        48
Performance Data                                                                       50
Portfolio Transactions                                                                 52
Massachusetts Trust                                                                    54
Description of Shares                                                                  55
Distributions and Tax Matters                                                          57
Additional Information                                                                 63
Financial Statements                                                                   67
Appendix A--Description of Security Ratings                                           A-1

                                     GENERAL

     The Global 50 Fund, Global Healthcare Fund and Market Neutral Fund (each a "Fund" collectively, the "Funds") are series of J.P. Morgan Series Trust (the "Trust"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Board of Trustees of the Trust has authorized the issuance and sale of the following classes of shares of the Funds:



   Global 50 Fund                   Select Class and Class A
   Global Healthcare Fund           Select Class and Class A
   Market Neutral Fund              Class A, Class B and Institutional Class



     This Statement of Additional Information ("SAI") describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     In addition to these Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES




     The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectuses.




                               CURRENCY MANAGEMENT




     The Adviser actively manages the currency exposure of the investments made by the Global 50 and Global Healthcare Funds with the goal of protecting and possibly enhancing the Funds' total returns. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with each Fund's investment strategy.

                               EQUITY INVESTMENTS


     The equity securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.


     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.




     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stocks on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stocks which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.


     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.


                              COMMON STOCK WARRANTS




     The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.


                               FOREIGN INVESTMENTS


     FOREIGN SECURITIES. The Global 50 and Global Healthcare Funds will make substantial investments in foreign countries. The Market Neutral Fund may invest up to 20% of its assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the

United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations.


     Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

     Since investments by the Global 50 and Global Healthcare Funds in foreign securities may involve foreign currencies, the value of the Global 50 and Global Healthcare Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Global 50 and Global Healthcare Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Global 50 and Global Healthcare Funds' currency exposure related to foreign investments.

     Although the Global 50 and Global Healthcare Funds intend to invest primarily in companies in developed countries, the Global 50 and Global Healthcare Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Global 50 and Global Healthcare Funds' investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Global 50 and Global Healthcare Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and the Global 50 and Global Healthcare Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Global 50 and Global Healthcare Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Global 50 and Global Healthcare Funds may enter from time to time into foreign currency exchange transactions. The Global 50 and Global Healthcare Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the Global 50 and Global Healthcare Funds' spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the securities of Global 50 and Global Healthcare Funds or in foreign exchange rates or prevent loss if the prices of these securities should decline.

     The Global 50 and Global Healthcare Funds may enter into foreign currency forward exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce the Global 50 and Global Healthcare Funds' foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for U.S. dollars. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Global 50 and Global Healthcare Funds may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


                            MONEY MARKET INSTRUMENTS


     Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Funds may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association ("Fannie Maes"), which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The Global 50 and Global Healthcare Funds may also invest in short-term obligations of foreign sovereign governments or their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments-Sovereign Obligations."

     BANK OBLIGATIONS. The Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

     COMMERCIAL PAPER. The Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment adviser to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser, to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers that meet the Adviser's credit guidelines approved by the Fund's Board of Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

     Each Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this SAI.


                    CORPORATE BONDS AND OTHER DEBT SECURITIES


     CORPORATE BONDS. The Global 50 and Global Healthcare Funds may, although they have no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Adviser believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

     CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Funds will not invest in debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     The Funds may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Funds, and the corporate issuer. At times, the Funds may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Funds' ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Adviser will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Adviser and monitored by the Board of Trustees. See "Additional Investments - Illiquid Investments; Privately Placed and Certain Unregistered Securities."

     MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS").




     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.


     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.


     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.




     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


     STRIPPED MORTGAGE-BACKED SECURITIES. SMBSs are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid securities. The Adviser may determine that SMBSs which are U.S. government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Funds will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Funds will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Funds may invest are subject to the Funds' overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.


                                  SHORT SELLING


     The Market Neutral Fund will engage heavily in short selling. In these transactions, the Market Neutral Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the stock at the time of the short sale.

     The Market Neutral Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Market Neutral Fund may not always be able to borrow a security it wants to sell short. The Market Neutral Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Market Neutral Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The Market Neutral Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the Market Neutral Fund's net assets. The Market Neutral Fund also may make short sales "against the box," in which the Market Neutral Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.


                             ADDITIONAL INVESTMENTS


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

     The Securities and Exchange Commission (the "SEC") has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

     REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales prices plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities, which occurs during the term of the loan, inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Board of Trustee, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy restriction, the Fund may acquire investments that are illiquid or have limited liquidity, such as certain private placements or investments that are not registered under the 1933 Act, and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


                    QUALITY AND DIVERSIFICATION REQUIREMENTS


     The Global Healthcare Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Global Healthcare Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

     The Global 50 and Market Neutral Funds intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. Government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.


     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.


                        OPTIONS AND FUTURES TRANSACTIONS


     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. Exchange-traded options are obligations of the Options Clearing Corporation. In the case of OTC options, the Fund relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indices of fixed income securities and indices of equity securities.


     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.


     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the interpretations of the SEC thereunder.

     COMBINED POSITIONS. The Funds are permitted to purchase and write options in combination with other series of the Trust, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange-Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                         SWAPS AND RELATED SWAP PRODUCTS


     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").


     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that the specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month London Interbank Offered Rate ("LIBOR")) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.


     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.


     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with a Fund's security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.


     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.




     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.


     Each Fund will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreement related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (i.e., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Board of Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.


     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.


     The federal income tax treatment with respect to swap transactions, caps, floors and collars may impose limitations on the extent to which a Fund may engage in such transactions.


                                 RISK MANAGEMENT


     Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


                               PORTFOLIO TURNOVER


     The tables below set forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                       FISCAL YEAR      FISCAL YEAR
                                          ENDED            ENDED
                                        10/31/02         10/31/03
-------------------------------------------------------------------
Global 50 Fund                            147%              91%
Global Healthcare Fund                     56%              56%
Market Neutral Fund                       138%             114%

                             INVESTMENT RESTRICTIONS




     The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


   FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Global 50 Fund and Market Neutral Fund:

     (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act and
     (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

The Global Healthcare Fund:

     (1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except for securities of issuers in the healthcare sector and as otherwise permitted by the SEC.

Each Fund:

     (1) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
     (2) May not borrow money, except to the extent permitted by applicable law;
     (3) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
     (4) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;
     (5) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
     (6) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Board of Trustees of the Funds without shareholder approval. These non-fundamental investment restrictions require that the Funds:


     (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     (ii) May not purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
     (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.


     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.


     For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


                                    TRUSTEES


     The names of the Trustees of the Funds, together with information regarding their year of birth ("YOB"), positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                             NUMBER OF
                                                            PORTFOLIOS
                                                             IN FUND
                                                             COMPLEX
                                                             OVERSEEN
   NAME, YOB, POSITIONS        PRINCIPAL OCCUPATIONS            BY       OTHER DIRECTORSHIPS HELD OUTSIDE
  WITH THE FUNDS (SINCE)        DURING PAST 5 YEARS         TRUSTEE(1)            FUND COMPLEX
-----------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG        Retired; Vice-President &           69       None
(1941); Trustee (2001)      Treasurer of Ingersoll-Rand
                            Company (manufacturer of
                            industrial equipment)
                            (1972-2000)

ROLAND R. EPPLEY, JR.       Retired                             69       Director, Janel Hydro Inc.
(1932); Trustee (2001)                                                   (Automotive)(1993-present)

DR. MATTHEW GOLDSTEIN       Chancellor of the City              69       Director of National Financial
(1941) Trustee (2003)       University of New York                       Partners (financial services
                            (1999-Present); President,                   distributor) (2003-Present);
                            Adelphi University (New York)                President, Adelphi (1998-present);
                            (1998-1999)                                  Trustee of Bronx-Lebanon Hospital
                                                                         Center (1992-present); Director of
                                                                         New Plan Excel Realty Trust, Inc.
                                                                         (real estate investment trust)
                                                                         (2000-present); Director of
                                                                         Lincoln Center Institute for the
                                                                         Arts in Education (1999-present)

ANN MAYNARD GRAY            Vice-President of Capital           69       Director of Duke Energy
(1945); Trustee (2001)      Cities/ ABC, Inc.                            Corporation (1997-present);
                            (communications) (1986-1998)                 Director of Elan Corporation, plc
                                                                         (pharmaceuticals) (2001-present);
                                                                         Director of The Phoenix Companies
                                                                         (wealth management services)
                                                                         (2002-present)

MATTHEW HEALEY (1937);      Retired; Chief Executive            69       None
 Trustee (1996)             Officer of certain J.P.
                            Morgan Fund trusts (1982-
                            2001)

                                                             NUMBER OF
                                                            PORTFOLIOS
                                                             IN FUND
                                                             COMPLEX
                                                             OVERSEEN
   NAME, YOB, POSITIONS        PRINCIPAL OCCUPATIONS            BY       OTHER DIRECTORSHIPS HELD OUTSIDE
  WITH THE FUNDS (SINCE)        DURING PAST 5 YEARS         TRUSTEE(1)            FUND COMPLEX
-----------------------------------------------------------------------------------------------------------
ROBERT J. HIGGINS (1945);   Retired; Director of                69       Director of Providian Financial
Trustee (2002)              Administration of the State                  Corp. (banking) (2002-present)
                            of Rhode Island (2003);
                            President - Consumer
                            Banking and Investment
                            Services Fleet Boston
                            Financial (1971-2002)

WILLIAM G. MORTON, JR.      Chairman Emeritus (2001-            69       Director of Radio Shack
(1937); Trustee (2003)      2002), and Chairman and                      Corporation (electronics) (1987-
                            Chief Executive Officer,                     Present); Director of the Griswold
                            Boston Stock Exchange                        Company (securities brokerage)
                            (1985-2001)                                  (2002-Present); Director of The
                                                                         National Football Foundation and
                                                                         College Hall of Fame (1994-
                                                                         Present); Trustee of the Berklee
                                                                         College of Music (1998-Present);
                                                                         Trustee of the Stratton Mountain
                                                                         School (2001-Present)

FERGUS REID, III (1932);    Chairman of Lumelite                69       Trustee of 16 Morgan Stanley
Trustee (2001)              Corporation (plastics                        Funds (1995-Present)
                            manufacturing) (2003-
                            Present); Chairman and CEO
                            of Lumelite Corporation
                            (1985-2002)

JAMES J. SCHONBACHLER       Retired; Managing Director          69       None
(1943); Trustee (2001)      of Bankers Trust Company
                            (financial services) (1968-
                            1998)

                                                             NUMBER OF
                                                            PORTFOLIOS
                                                             IN FUND
                                                             COMPLEX
                                                             OVERSEEN
   NAME, YOB, POSITIONS        PRINCIPAL OCCUPATIONS            BY       OTHER DIRECTORSHIPS HELD OUTSIDE
  WITH THE FUNDS (SINCE)        DURING PAST 5 YEARS         TRUSTEE(1)            FUND COMPLEX
-----------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*   Retired; Chief Executive            69       None
(1935); Trustee (2001)      Officer of Chase Mutual
                            Funds (investment
                            company) (1989-1998);
                            President and Chief
                            Executive Officer of Vista
                            Capital Management
                            (investment management)(1990-
                            1998); Chief Investment
                            Executive of Chase Manhattan
                            Private Bank (investment
                            management)(1990-1998)



(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Board of Trustees serves includes 13 investment companies.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.



     Each Trustee serves for an indefinite term, subject to the Funds' current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not meet during the fiscal year ended October 31, 2003. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met two times during the fiscal year ended October 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins, and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met once during the fiscal year ended October 31, 2003.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                        OWNERSHIP    OWNERSHIP      AGGREGATE OWNERSHIP OF ALL
                            OWNERSHIP   OF GLOBAL    OF MARKET   REGISTERED INVESTMENT COMPANIES
                            OF GLOBAL   HEALTHCARE    NEUTRAL    OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE              50 FUND       FUND        FUND          INVESTMENT COMPANIES(1)
-------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong          None         None        None              Over $100,000
Roland R. Eppley, Jr.         None         None        None              Over $100,000
Dr. Matthew Goldstein         None         None        None                    0
Ann Maynard Gray              None         None        None             $10,001-$50,000
Matthew Healey                None         None        None              Over $100,000
Robert J. Higgins             None         None        None                    0
William G. Morton, Jr.        None         None        None                    0
Fergus Reid, III              None         None        None              Over $100,000
James J. Schonbachler         None         None        None             $50,001-$100,000
INTERESTED TRUSTEES
Leonard M. Spalding, Jr.      None         None        None              Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes 13 investment companies.



     As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

     Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. As of July 16, 2003, Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2003, are set forth below:



                                          GLOBAL                    TOTAL COMPENSATION
NAMES OF TRUSTEE            GLOBAL 50   HEALTHCARE     MARKET        PAID FROM "FUND
INDEPENDENT TRUSTEES          FUND         FUND      NEUTRAL FUND        COMPLEX"
--------------------------------------------------------------------------------------
William J. Armstrong          $  34       $  16         $  24           $  140,000
Roland R. Eppley, Jr.            29          14            21              120,000
Dr. Matthew Goldstein            22          10            15               90,000
Ann Maynard Gray                 29          14            21              120,000
Matthew Healey                   39          19            28              160,000
Robert J. Higgins                29          14            21              120,000

                                          GLOBAL                    TOTAL COMPENSATION
NAMES OF TRUSTEE            GLOBAL 50   HEALTHCARE     MARKET        PAID FROM "FUND
INDEPENDENT TRUSTEES          FUND         FUND      NEUTRAL FUND        COMPLEX"
--------------------------------------------------------------------------------------
William G. Morton, Jr.         22          10            15               90,000
Fergus Reid, III               61          29            43              250,000
James J. Schonbachler          29          14            21              120,000
INTERESTED TRUSTEES
Leonard M. Spalding, Jr.*      31          15            22              126,667



* Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.



     The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

     The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their YOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



       NAME (YOB),
   POSITIONS HELD WITH                         PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                           DURING PAST 5 YEARS
---------------------------------------------------------------------------------
George C.W. Gatch (1962),         Managing Director, JPMIM; Head of J.P. Morgan
President (2001)                  Fleming's U.S. Mutual Funds and Financial
                                  Intermediaries Business ("FFI"); he has held
                                  numerous positions throughout the firm in
                                  business management, marketing and sales.

Patricia A. Maleski (1960),       Vice President, JPMIM, Head of FFI and US
Treasurer (2003)                  Institutional Funds Administration and Board
                                  Liaison. Prior to joining J.P. Morgan Chase in
                                  2001, she was the Vice President of Finance for
                                  the Pierpont Group, Inc., a service provider to
                                  the board of trustees of the heritage JPMorgan
                                  Funds.

Sharon J. Weinberg (1959),        Managing Director, JPMIM; since joining J.P.
Secretary (2001)                  Morgan Chase in 1996, she has held numerous
                                  positions throughout the asset management
                                  business in mutual funds marketing, legal and
                                  product development.

Stephen M. Ungerman               Vice President, JPMIM; Fund Administration -
(1953), Vice President and        Pooled Vehicles; prior to joining J.P. Morgan
Assistant Treasurer (2001)        Chase in 2000, he held a number of positions in
                                  Prudential Financial's asset management
                                  business, including Associate General Counsel,
                                  Tax Director and Co-head of Fund
                                  Administration; Mr. Ungerman also served as
                                  Assistant Treasurer for all mutual funds
                                  managed by Prudential.

Judy R. Bartlett (1965),          Vice President and Assistant General Counsel,
Vice President and                JPMIM, since September 2000; from August 1998
Assistant Secretary (2001)        through August 2000, she was an attorney at New
                                  York Life Insurance Company where she served as
                                  Assistant Secretary for the Mainstay Funds.

       NAME (YOB),
   POSITIONS HELD WITH                         PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                           DURING PAST 5 YEARS
---------------------------------------------------------------------------------
Joseph J. Bertini (1965),         Vice President and Assistant General Counsel,
Vice President and                JPMIM.
Assistant Secretary (2001)

Wayne H. Chan (1965),             Vice President and Assistant General Counsel,
Vice  President and               JPMIM, since September 2002; Mr. Chan was an
Assistant Secretary (2003)        associate at the law firm of Shearman &
                                  Sterling LLP from May 2001 through September
                                  2002; Swidler Berlin Shereff Friedman LLP from
                                  June 1999 through May 2001 and Whitman Breed
                                  Abbott & Morgan LLP from September 1997 through
                                  May 1999.

Thomas J. Smith (1955),           Managing Director, Head of Compliance for J.P.
Vice President and                Morgan Chase & Co.'s asset management business
Assistant Secretary (2002)        in the Americas.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the Budgeting
Assistant Treasurer (2001)        and Expense Group of Funds Administration
                                  Group.

Lai Ming Fung (1974),             Associate, JPMIM; Budgeting Analyst for the
Assistant Treasurer (2001)        Budgeting and Expense Group of Funds
                                  Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms. Squires has held
Assistant Treasurer (2001)        numerous financial and operations positions
                                  supporting the J.P. Morgan Chase organization
                                  complex.

Michael Ciotola (1968),           Director of Financial Services of BISYS Fund
Assistant Treasurer (2003)*       Services, Inc. since January 2003; held various
                                  positions within BISYS since 1998.

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS
Assistant Treasurer (2001)*       Fund Services, Inc., since June 2001; formerly
                                  Section Manager at Northern Trust Company.

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS
Assistant Treasurer (2001)*       Fund Services, Inc.

Alaina Metz (1967),               Chief Administrative Officer of BISYS Fund
Assistant Secretary (2001)*       Services, Inc.; formerly, Supervisor of the
                                  Blue Sky Department of Alliance Capital
                                  Management L.P.

Ryan M. Louvar (1972),            Counsel of Legal Services, BISYS Fund Services,
Assistant Secretary (2003)**      Inc. since 2000; formerly Attorney at Hill,
                                  Farrer & Burrill LLP from 1999 to 2000 and
                                  Knapp Petersen & Clarke, PC from 1997 to 1999.

Lisa Hurley (1955),               Executive Vice President and General Counsel of
Assistant Secretary (2001) ***    BISYS Fund Services, Inc.



*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
**   The contact address for the officer is 60 State Street, Boston, MA 02109.
***  The contact address for the officer is 90 Park Avenue, New York, NY 10016.

     As of February 1, 2004, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


     The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees of the Funds have delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMIM, the Fund's principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how

JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

     In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 will be filed with the Securities and Exchange Commission no later than August 31, 2004.

                               INVESTMENT ADVISER

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

     Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See the "Administrator and Sub-Administrator" and "Shareholder Servicing Agents" sections.

     J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Portfolio Transactions" section.

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM or a predecessor under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay a fee, which is computed daily and may be paid monthly, equal to a specified annual rate of each Fund's average daily net assets.


            Global 50 Fund                               1.25%
            Global Healthcare Fund                       1.25%
            Market Neutral Fund                          1.50%


     The table below sets forth for each Fund listed the investment advisory fees paid or accrued by each Fund to JPMIM (waived amounts are in parentheses), with respect to the fiscal periods indicated (amounts in thousands):



                                 FISCAL YEAR              FISCAL YEAR              FISCAL YEAR
                                    ENDED                    ENDED                    ENDED
                                   10/31/01                 10/31/02                 10/31/03
                             ----------------------------------------------------------------------
                               PAID/                    PAID/                    PAID/
                              ACCRUED    WAIVED        ACCRUED    WAIVED        ACCRUED    WAIVED
---------------------------------------------------------------------------------------------------
Global 50 Fund                $ 1,407     $ (39)        $ 629     $ (290)        $ 342     $ (297)
Global Healthcare Fund            479       (30)          302       (191)          167       (164)



                                                  FISCAL PERIOD
                                 FISCAL YEAR       ENDED FROM        FISCAL YEAR      FISCAL YEAR
                                    ENDED       06/01/01 THROUGH       ENDED            ENDED
                                   05/31/01         10/31/01*         10/31/02         10/31/03
                             ----------------------------------------------------------------------
                               PAID/              PAID/             PAID/            PAID/
                              ACCRUED   WAIVED  ACCRUED   WAIVED   ACCRUED  WAIVED  ACCRUED  WAIVED
---------------------------------------------------------------------------------------------------
Market Neutral Fund            $ 334    $ (36)   $ 131    $ - ^    $ 322    $ (274)  $ 292   $ (264)



*    Market Neutral Fund changed its fiscal year end from 5/31 to 10/31 in 2001.
^    Rounds to less than one thousand.



     The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Board of Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for the Trust on behalf of each Fund.

     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving the Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of the Funds' advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to an Administration Agreement dated September 7, 2001 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMorgan Chase Bank, JPMorgan Chase Bank serves as administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield;

responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of the Funds' shares.

     JPMorgan Chase Bank was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

     Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust, on behalf of each Fund, on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

     In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, Inc. for its services as each Fund's sub-administrator.

     Prior to September 10, 2001, pursuant to an administration agreement effective July 1, 2001 with the Trust on behalf of the Funds, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under this agreement, the administrator received from each Fund an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average daily net assets plus 0.04% of average daily net assets over $7 billion.

     Prior to July 1, 2001 and pursuant to a co-administration agreement with the Trust, on behalf of the Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for the Funds. For its services under the co-administration agreement, the Trust agreed to pay FDI fees equal to an allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses.

     Prior to July 1, 2001 and pursuant to an administrative services agreement with the Trust, on behalf of the Funds, a predecessor to JPMorgan Chase Bank served as the Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust and certain other Funds with similar arrangements.

     For the fiscal year ends indicated below, JPMorgan Chase Bank, or its predecessor, was paid or accrued administration fees, and waived the amounts in parentheses, for the following Funds (amounts in thousands):




                                    FISCAL YEAR          FISCAL YEAR           FISCAL YEAR
                                      ENDED                 ENDED                ENDED
                                     10/31/01             10/31/02             10/31/03
                                 -----------------------------------------------------------
                                  PAID/                PAID/                PAID/
                                 ACCRUED    WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED
--------------------------------------------------------------------------------------------
Global 50 Fund                   $    63    $  (13)   $    75    $  (69)   $    41    $  (41)
Global Healthcare Fund                22        (2)        36       (23)        20       (20)



                                    FISCAL YEAR         FISCAL PERIOD FROM     FISCAL YEAR        FISCAL YEAR
                                       ENDED             06/01/01 THROUGH        ENDED              ENDED
                                      05/31/01              10/31/01*           10/31/02           10/31/03
                                 --------------------------------------------------------------------------------
                                  PAID/                PAID/                PAID/                PAID/
                                 ACCRUED    WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED
-----------------------------------------------------------------------------------------------------------------
Market Neutral Fund              $     9    $   -^    $     7    $   (3)   $    32    $  (26)    $  29    $  (29)



* The Fund changed its fiscal year end from 5/31 to 10/31 in 2001. ^ Amounts round to less than $1,000.


                                   DISTRIBUTOR


     J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Funds' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust, on behalf of the Funds, and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, on behalf of the Funds, the Distributor receives no compensation in its capacity as Distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

     The Distribution Agreement shall continue in effect with respect to each Fund for a period of two years after execution and from year to year only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

                                DISTRIBUTION PLAN

     Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A and Class B Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates set forth below. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares pay a Distribution Fee of 0.25% of average daily net assets and Class B Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B Shares of the applicable Fund of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A Shares or 0.75% annualized of the average daily net asset value of Class B Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fee paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B Shares, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B Shares.


     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.




     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

     The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     Expenses paid by the Distributor relating to the distribution of Fund shares under the Distribution Plan during the fiscal year ended October 31, 2003:



                                                     GLOBAL 50   GLOBAL HEALTHCARE   MARKET NEUTRAL
                                                       FUND             FUND              FUND
---------------------------------------------------------------------------------------------------
Advertising and sales literature                     $     1     $         2         $      257
Class B shares financing charges                         215             546              1,212
Compensation to dealers                                   88             165                990
Compensation to sales personnel                            -               -                 49
Equipment, supplies and other indirect
distribution-related expenses                              -               1                 93
Printing, production and mailing of prospectuses
and shareholder reports to other than current
shareholders                                           4,235               4                438



     The table below sets forth the 12b-1 fees paid or accrued by the Fund (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                     FISCAL YEAR         FISCAL YEAR          FISCAL YEAR
                                        ENDED               ENDED                ENDED
                                       10/31/01            10/31/02             10/31/03
                                 -----------------------------------------------------------
                                  PAID/                PAID/                PAID/
                                 ACCRUED    WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED
--------------------------------------------------------------------------------------------
GLOBAL 50 FUND
Class A Shares*                   $  -       $  -      $  -^      $  -      $  -^      $  -
     Class B Shares*~                -          -         -^         -         -^         -
     Class C Shares*~                -          -         -^         -         -^         -
GLOBAL HEALTHCARE FUND
     Class A Shares*                 -          -         -^         -         -^         -
     Class B Shares*~                -          -         -^         -          1         -
     Class C Shares*~                -          -         -^         -         -^         -

                                     FISCAL YEAR         FISCAL YEAR
                                        ENDED               ENDED
                                      10/31/02             10/31/03
                                  -------------------------------------
                                  PAID/                PAID/
                                 ACCRUED    WAIVED    ACCRUED    WAIVED
-----------------------------------------------------------------------
Market Neutral Fund
     Class A Shares**             $ -^       $ -^      $ 1        $ -
     Class B Shares**               -^         -^        1          -



*  Commencement of offering 04/16/01.
** Commencement of offering 02/28/02.
^  Amount rounds to less than one thousand.
~  Classes ceased operations as of 09/12/03.


                                    CUSTODIAN


     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Global 50 and Global Healthcare Funds pay to JPMorgan Chase Bank the higher of (a) the Funds' pro rata share of an annual complex-wide charge on the average daily net assets of international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or
(b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

     For fund accounting services, the Market Neutral Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

     In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).


     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.




                                 TRANSFER AGENT


     DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri 64105 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                          SHAREHOLDER SERVICING AGENTS

     The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement"), with JPMorgan Chase Bank. Under the agreement, JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a shareholder servicing agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the rate of 0.25% for the Class A Shares, Class B Shares and Select Class Shares and a fee of 0.10% for the Institutional Class Shares, expressed as a percentage of the average daily net asset values of Fund shares. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     The table below sets forth for each Fund listed the shareholder servicing fees paid or accrued (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                    FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
                                       ENDED                ENDED                ENDED
                                     10/31/01              10/31/02            10/31/03
                                 -----------------------------------------------------------
                                  PAID/                PAID/                PAID/
                                 ACCRUED    WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED
--------------------------------------------------------------------------------------------
GLOBAL 50 FUND

Class A Shares*                   $  -        $ -     $   -^       $ -^     $  -^     $  -^
     Class B Shares*~                -          -         -^         -^        -^        -^
     Class C Shares* ~               -          -         -^         -^        -^        -^
     Select Shares                  28          -^      126         -^        68       (19)
GLOBAL HEALTHCARE FUND
     Class A Shares*                 -          -         -^         -^        -^        -^
     Class B Shares*~                -          -         -^         -^        -^        -^
     Class C Shares* ~               -          -         -^         -^        -^        -^

                                    FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
                                       ENDED                ENDED                ENDED
                                     10/31/01              10/31/02            10/31/03
                                 -----------------------------------------------------------
                                  PAID/                PAID/                PAID/
                                 ACCRUED    WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED
--------------------------------------------------------------------------------------------
     Select Shares(1)              93        (3)        60        (24)      33         (33)



                                    FISCAL YEAR            FISCAL YEAR        FISCAL YEAR          FISCAL YEAR
                                       ENDED                  ENDED              ENDED                ENDED
                                      5/31/01              10/31/01**           10/31/02             10/31/03
                                 --------------------------------------------------------------------------------
                                   PAID/               PAID/                 PAID/               PAID/
                                 ACCRUED    WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED
-----------------------------------------------------------------------------------------------------------------
MARKET NEUTRAL FUND
     Class A Shares***            $ n/a      $ n/a     $ n/a      $ n/a     $  -^     $  -^       $  1      $ (1)
     Class B Shares***              n/a        n/a       n/a        n/a        -^        -^          -^        -^
     Institutional Shares            20          -         8          -^      22       (22)         19       (19)



*   Commencement of offering 04/16/01.
** Market Neutral changed its fiscal year end from 5/31 to 10/31 in 2001. *** Commencement of offering 02/28/02.
^   Amount rounds to less than one thousand.
~   Classes ceased operations as of 09/12/03.



     Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although it is not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as the shareholder servicing agent.

     For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. Such compensation does not represent an additional expense to the Funds or their shareholders because it will be paid by any of JPMorgan Chase Bank, its affiliates or the Distributor.

     JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     In addition to the fees payable to the Adviser and JPMorgan Chase Bank under various agreements discussed under "Investment Adviser," "Administrator and Sub-Administrator" and "Shareholder Servicing Agents" above, the Fund is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Board of Trustees, registration fees under federal securities laws, interest, taxes and extraordinary expenses applicable to the Fund. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders and filing fees under state securities laws.

     JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.


                             FINANCIAL PROFESSIONALS




     The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.




     Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank.




     Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.




                             INDEPENDENT ACCOUNTANTS


     The independent accountants of the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts annual audits of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds

Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

     An investor can buy shares of a Fund in one of three ways: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Funds Service Center; or (iii) through the Systematic Investment Plan, depending upon what class of shares. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his, her or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor may add to or reduce their investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

     The broker-dealer allocation for Funds with a 5.75% sales charge on Class A Shares is set forth below:



                                SALES CHARGE AS A PERCENTAGE OF:
                                                                    AMOUNT OF SALES CHARGE
AMOUNT OF TRANSACTION AT                           NET AMOUNT     REALLOWED TO DEALERS AS A
OFFERING PRICE ($)               OFFERING PRICE     INVESTED     PERCENTAGE OF OFFERING PRICE
Under 100,000                        5.75             6.10                5.00
100,000 but under 250,000            3.75             3.90                3.25
250,000 but under 500,000            2.50             2.56                2.25
500,000 but under 1,000,000          2.00             2.04                1.75



     There is no initial sales charge on purchases of Class A Shares of $1 million or more.

     At times the Distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.

     The Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

     Clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months, there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months, there will be a CDSC of 0.75%.

     The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A Shares of less than $1 million to certain defined contribution plans. If the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their net asset value at the time of redemption.

     Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' cumulative quantity discount, statement of intention, group sales plan and employee benefit plan. Sales charges are waived if the investor is using redemption proceeds received within the prior 90 days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent sales charge.

     Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in the Fund with purchases of Class A Shares of any other JPMorgan Funds, (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the

Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     No initial sales charge will apply to the purchase of a Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

     Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

     Purchases of a Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the JPMorgan Funds Service Center.

     A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

     Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any former Chase Vista Fund, provided there is no change in account registration.

     Shareholders of other JPMorgan Funds are entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.

     REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with respect to such redemption may purchase Class A Shares with no initial sales charge (not in excess of the redemption) if the purchase occurs within 90 days of the redemption of the Class B Shares.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.


     Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


     The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC for Class B Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a minimum required distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established systematic redemption plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B Shares account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

     The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     Class B shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the Class B Shares, there is no initial sales charge (not in excess of the redemption). At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.


     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.




     Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS


     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.




     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                 NET ASSET VALUE

     The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

     The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

     The value of investments listed on a U.S. or Canadian securities exchange or the National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's NAV.

     Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

     The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

     Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

     Listed options on debt securities traded on U.S. options exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


                                PERFORMANCE DATA




     From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.


     A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B Shares, the average annual total rate of return figures will assume deduction of the applicable CDSC imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter period.


     Average annual total returns are calculated according to the following formulas:

        Average annual total returns (before taxes):

        P (1 + T) TO THE POWER OF n = ERV


        Average annual total returns (after taxes on distributions):

        P (1 + T) TO THE POWER OF n = ATV (SUB D)


        Average annual total returns (after taxes on distributions and sale of Fund shares):

        P (1 + T) TO THE POWER OF n = ATV (SUB DR)


        Where:      P           =  a hypothetical initial payment of $1,000.
                    T           =  average annual total return (before taxes,
                                   after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                    n           =  number of years.

                    ERV         =  ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).


                    ATV (SUB D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-,5-, or
                                   10-year periods at the end of the 1-,5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                    ATV (SUB DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or
                                   10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.



                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF THE FISCAL PERIOD
                                 ENDED 10/31/03*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)



                                                                                               DATE OF
                                                              ONE     FIVE        SINCE          FUND
                                                             YEAR     YEARS    INCEPTION**    INCEPTION*
GLOBAL 50 FUND                                                                                 05/29/98
Class A Shares--before taxes                                 16.40%   -1.73%     -3.67%
Class A Shares--after taxes on distributions                 16.13%   -2.49%     -4.36%
Class A Shares--after taxes on distributions and sale of
fund shares                                                  10.61%   -1.78%     -3.36%
Select Shares--before taxes                                  23.84%   -0.42%     -2.49%
Select Shares--after taxes on distributions                  23.47%   -1.22%     -3.21%
Select Shares--after taxes on distributions and sale of
fund shares                                                  15.43%   -0.70%     -2.40%

GLOBAL HEALTHCARE FUND                                                                         09/29/00
Class A Shares--before taxes                                  3.00%              -5.25%
Class A Shares--after taxes on distributions                  2.17%              -5.56%
Class A Shares--after taxes on distributions and sale of
fund shares                                                   1.83%              -4.61%
Select Shares--before taxes                                   9.59%              -5.77%
Select Shares--after taxes on distributions                   8.62%              -6.13%
Select Shares--after taxes on distributions and sale of
fund shares                                                   6.09%              -5.07%

MARKET NEUTRAL FUND                                                                            12/31/98
Class A Shares--before taxes                                 -4.82%               1.00%
Class A Shares--after taxes on distributions                 -5.12%              -0.39%
Class A Shares--after taxes on distributions and sale of
fund shares                                                  -3.16%              -0.01%
Class B Shares--before taxes                                 -4.51%               1.72%
Class B Shares--after taxes on distributions                 -4.80%               0.30%
Class B Shares--after taxes on distributions and sale of
fund shares                                                  -2.96%               0.59%
Institutional Shares--before taxes                            1.35%               2.35%
Institutional Shares--after taxes on distributions            1.02%               0.94%
Institutional Shares--after taxes on distributions and
sale of fund shares                                           0.85%               1.13%



         *    Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
         **   Fund has less than 10 years history.

     The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35%.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.


     Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS


     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies--Portfolio Turnover."

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sale orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser and that no shares will be purchased from the Distributor or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.


     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.




     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                                 FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                                    ENDED          ENDED          ENDED
                                                                   10/31/01      10/31/02        10/31/03
----------------------------------------------------------------------------------------------------------
GLOBAL 50 FUND
     Total Brokerage Commissions                                    $  446         $  241        $  89
     Brokerage Commissions from Affiliated Broker Dealers                -              -            -

GLOBAL HEALTHCARE FUND
     Total Brokerage Commissions                                        41             42           20
     Brokerage Commissions from Affiliated Broker Dealers                -              -^           -^

MARKET NEUTRAL FUND
     Total Brokerage Commissions                                        21             68           63
     Brokerage Commissions from Affiliated Broker Dealers               -               1            -^



^ Amount rounds to less than one thousand.


                               MASSACHUSETTS TRUST


     The Trust is organized as a Massachusetts business trust and each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.


     Effective January 1, 1998, the name of "JPM Series Trust" was changed to "J.P. Morgan Series Trust." Each corresponding Fund's name changed accordingly.


     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.




                              DESCRIPTION OF SHARES


     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See

"Massachusetts Trust." The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

     The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms or to make their terms of unlimited duration subject to certain removal procedures and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale of series of J.P. Morgan Series Trust. The Trustees may, however, authorize the issuance of shares of additional series--the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges."

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.


                 QUALIFICATION AS A REGULATED INVESTMENT COMPANY


     Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a RIC under Subchapter M of the Code. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a RIC, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

     Each Fund may invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund.




     Alternatively, a Fund will be permitted to "mark-to-market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.




     If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.




                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES


     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year). For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


                               FUND DISTRIBUTIONS


     Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends-received deduction for corporations. It is unlikely that dividends from the Funds will qualify to any significant extent for the reduced 15% rate applicable to qualified dividend income under the Jobs and Growth Relief Reconciliation Act of 2003.


     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.




     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


     Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

     Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     A Fund will be required in certain cases to backup withholding and remit to the U.S. Treasury a portion of ordinary income dividends, qualified dividend income (if any) and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES




     A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Amounts in thousands:


                                                    CAPITAL LOSS     EXPIRATION
              FUND                                  CARRYFORWARD        DATE
              Global 50 Fund                        $  (25,451)       10/31/09
                                                       (14,486)       10/31/10
                                                          (136)       10/31/11
                                                    ------------
                                                       (40,073)
                                                    ============
              Global Healthcare Fund                $      (71)       10/31/08
                                                        (2,370)       10/31/09
                                                        (3,448)       10/31/10
                                                        (1,661)       10/31/11
                                                    ------------
                                                        (7,550)
                                                    ============
              Market Neutral Fund                   $     (736)      10/31/11
                                                    ------------
                                                          (736)
                                                    ============


                              FOREIGN SHAREHOLDERS


     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.




                                  FOREIGN TAXES




     It is expected that the Global 50 Fund and the Global Healthcare Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholder and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability. (No deduction will be permitted in computing an individual's AMT liability). However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A foreign shareholder may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will not be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to separate categories of income. In addition, the foreign tax credit is allowed to offset only 90% of the AMT imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate share of the foreign income taxes paid by the Fund.




                           STATE AND LOCAL TAX MATTERS


     Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from RICs may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

     Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                             ADDITIONAL INFORMATION


     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

     Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                                PRINCIPAL HOLDERS

     As of January 31, 2004, the following persons owned of record, or to the knowledge of management, beneficially owned more than 5% or more of the outstanding Select, Class A and Class B, or Institutional Shares of a Fund:

                                                                           PERCENTAGE
     FUND AND CLASS OF SHARES      NAME AND ADDRESS OF SHAREHOLDER            HELD
GLOBAL 50 FUND, CLASS A SHARES     MLPF&S FOR THE SOLE BENEFIT OF            19.10%
                                   ITS CUSTOMERS
                                   ATTN:  FUND ADMINISTRATION
                                   SEC#97B00
                                   4800 DEER LAKE DR. E FL 3
                                   JACKSONVILLE, FL 32246-6484

                                   NFSC FEBO #C1Q-457418                     11.55%
                                   MASAKO SOMOGYE
                                   2-14-12 KAMEIDO KOTO-KU
                                   TOKYO, JAPAN

                                   NFSC FBO #BW-1501085                      11.21%
                                   HAN CHEI YANG HSU
                                   WEI HSU
                                   3125 HOFFMAN DR.
                                   PLANO, TX 75025-5736

                                   GERALD R. MUTTER                           9.06%
                                   CLAIR M MUTTER JTWROS
                                   SUBJECT TO DST TOD RULES
                                   PO BOX 4250
                                   WALLINGFORD, CT 06492-7561

                                   NFSC FEBO #CR1-971545                      7.63%
                                   CHASE MANHATTAN BANK IRA R/O
                                   CUST IRA OF W. FREDERICK LAWES
                                   TRAD IRA R/O
                                   301 E. 92ND ST., APT. 4E
                                   NEW YORK, NY 10128-5418

                                   NFSC FEBO #BW1-366714                      6.92%
                                   TAMAM E. HADDAD
                                   13770 FM 365
                                   BEAUMONT, TX 77705-9490

GLOBAL 50 FUND, SELECT CLASS       NORTHERN TRUST COMPANY AS CUSTODIAN       16.28%
SHARES                             FBO NORMAN LEAR TRST DTD 4/24/87
                                   A/C 26-07721
                                   PO BOX 92956
                                   CHICAGO, IL 60675-2956

                                   JPMORGAN CHASE BANK AS AGENT FOR           5.52%
                                   1984 GEISEL TRUST-SURVIVOR'S TR
                                   ATTN SPECIAL PRODUCTS 2 OPS/3
                                   500 STANTON CHRISTIANA RD
                                   NEWARK, DE 19713-2107

                                                                           PERCENTAGE
     FUND AND CLASS OF SHARES      NAME AND ADDRESS OF SHAREHOLDER           HELD
GLOBAL HEALTHCARE FUND, CLASS      MLPF&S FOR THE SOLE BENEFIT OF            12.28%
A SHARES                           ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   SEC# 97B00
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   UBS FINANCIAL SERVICES INC. FBO            8.66%
                                   ANTHONY V URSO TTEE
                                   URSO B TRUST U/A 12/07/1987
                                   18409 N ZEPHYR COURT
                                   SUN CITY WEST, AZ 85375-5264

                                   NFSC FBO # C1Q-328030                      6.63%
                                   DANIEL CHANG
                                   5323 211TH ST
                                   OAKLAND GDNS, NY 11364-1809

                                   NFSC FBO # CR 1-435880                     6.51%
                                   JPMORGAN CHASE BANK IRA R/O
                                   CUST IRA OF STANLEY A
                                   SLEMPA

                                   528 OAKRIDGE PKWY
                                   PEEKSKILL NY 10566-2400

                                   NFSC FEBO # C1A-771708                     5.64%
                                   NFSC/FMTC IRA SEPP
                                   FBO MAY JANE WONG
                                   11467 DEEP CREEK DR
                                   SPRING HILL, FL 34609-4728

                                   NFSC FEBO # C1B-237400                     5.26%
                                   SILVIA CURRY
                                   8 NANCY LN
                                   LARCHMONT NY 10538-3315

GLOBAL HEALTHCARE FUND, SELECT     JP MORGAN CHASE BANK AS AGENT FOR         12.03%
CLASS SHARES                       1984 CEISEL TRUST-SURVIVORS TR
                                   ATTN SPECIAL PRODUCTS 2 OPS/3
                                   500 STANTON CHRISTIANA RD
                                   NEWARK, DE 19713-2107

                                   JP MORGAN CHASE BANK AS AGENT FOR          5.77%
                                   HOJEL INTERESTS LP - INTERNATIONAL
                                   ATTN SPECIAL PRODUCTS 2/OPS3
                                   500 STANTON CHRISTIANA RD
                                   NEWARK, DE 19713-2107

                                                                           PERCENTAGE
     FUND AND CLASS OF SHARES      NAME AND ADDRESS OF SHAREHOLDER           HELD
MARKET NEUTRAL FUND, CLASS A       MLPF&S FOR THE SOLE BENEFIT OF            55.44%
SHARES                             ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   SEC# 97B00
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   JOHN C. WILMOT                            11.12%
                                   55 HUDSON ST. APT. 7E
                                   NEW YORK, NY 10013-3388

                                   PERSHING LLC                               5.33%
                                   P.O. BOX 2052
                                   JERSEY CITY, NJ 07303-2052

                                   NFSC FBO #W18-157503                       5.06%
                                   HAZELWOOD LTD
                                   A PARTNERSHIP
                                   AMJAD AWAN
                                   467 HAZELWOOD CV
                                   COPPELL, TX 75019-2042

MARKET NEUTRAL FUND, CLASS B       MLPF&S FOR THE SOLE BENEFIT OF            50.98%
SHARES                             ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   SEC# 97B00
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   HUSSAIN JIWANI JPME                        7.80%
                                   BARKATALY JIWANI JTWROS
                                   165 S LA LONDE AVE
                                   ADDISON, IL 60101-3303

                                   WELLS FARGO INVESTMENTS LLC                7.10%
                                   A/C 8927-7575
                                   608 2ND AVENUE S FL 8
                                   MINNEAPOLIS, MN 55402-1916

                                   WELLS FARGO INVESTMENTS LLC                5.30%
                                   A/C 8929-1175
                                   608 2ND AVENUE S FL 8
                                   MINNEAPOLIS, MN 55402-1916

                                   WELLS FARGO INVESTMENTS LLC                5.30%
                                   A/C 1917-1184
                                   608 2ND AVENUE S FL 8
                                   MINNEAPOLIS, MN 55402-1916

                                                                           PERCENTAGE
     FUND AND CLASS OF SHARES      NAME AND ADDRESS OF SHAREHOLDER           HELD
                                   JP MORGAN INVESTMENT MGMT                  5.13%
                                   ATTN PETER SWIATEK
                                   1200 N FEDERAL HWY STE 205
                                   BOCA RATON, FL 33432

MARKET NEUTRAL FUND,               BLUE CROSS AND BLUE SHIELD OF             29.54%
INSTITUTIONAL CLASS SHARES         MASSACHUSTTS INC
                                   MANAGED CARE
                                   ATTN KEITH F RENALDI
                                   401 PARK DR STE 7
                                   BOSTON MA 02215-3325

                                   BLUE CROSS AND BLUE SHIELD OF             22.72%
                                   MASSACHUSETTS INC INDEMNITY
                                   ATTN KEITH F RENALDI
                                   401 PARK DR STE 7
                                   BOSTON, MA 02215-3325

                                   SD WARREN EMPLOYEES RETIREMENT PLN        21.05%
                                   US MAX ALPHA CAPTURE CASH STRATEGY
                                   ATTN TAKASHI TSUCHIYA
                                   522 5TH AVE FL 11
                                   NEW YORK, NY 10036-7601

                                   BLUE CROSS AND BLUE SHIELD OF             18.48%
                                   MASSACHUSTTS INC RETIREMENT INCOME
                                   ATTN JOHN P MOHR DIRECTOR OF
                                   INVESTMENTS TREASURY
                                   401 PARK DRIVE MS 01/07
                                   BOSTON MA 02215-3325

                                   SAXON & CO                                 7.30%
                                   FBO 20 42 002 2009959
                                   PO BOX 7780 1888
                                   PHILADELPHIA PA 19182-0001


                              FINANCIAL STATEMENTS


     The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's October 31, 2003 annual report filing made with the SEC on December 31, 2003 (Accession No. 0001047469-03-042435) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.

                                   APPENDIX A
                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:


     -    Leading market positions in well established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well established access to a range of financial markets and assured sources of alternate liquidity.


SHORT-TERM TAX EXEMPT NOTES

MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1. (This page has been left blank intentionally.)

Part C - Other Information

                               ITEM 23. EXHIBITS.

(a)(1) Declaration of Trust. Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

(a)(2) Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(a)(3) Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.0001016964-97-000117).

(a)(4) Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No.0001041455-98-000012).

(a)(5) Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.0001041455-98-000039).

(a)(6) Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 31, 1998 (Accession No. 0001041455-98-000099).

(a)(7) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 31, 2000 (Accession Number 0001016937-00-000008).

(a)(8) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(9) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(10) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(11) Amendment No. 10 to Declaration of Trust, Tenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 11, 2000 (Accession Number
0000912057-00-053000).

(a)(12) Amendment No. 11 to Declaration of Trust, Eleventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number 0001047469-02-004178).

(a)(13) Amendment No. 12 to Declaration of Trust, Twelfth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number 0001047469-02-004178).

(a)(14) Amendment No. 13 to Declaration of Trust, Thirteenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number
0001047469-02-004178).

(a)(15) Amendment No. 14 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(a)(16) Amendment No. 15 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(a)(17) Amendment No. 16 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(b)(1) Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(b)(2) Amendment to Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000 (Accession Number 0001041455-00-000052).

(b)(3) Amendment No. 2 to Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000 (Accession Number 0001041455-00-000052).

(b)(4) Amendment to By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 20, 2002 (Accession No. 0001047469-02-007870).


(c) Not applicable.


(d) Form of Investment Advisory Agreement between Registrant and J.P.Morgan Investment Management Inc. Incorporated herein from Registrant's registration statement on Form N-1A as filed September 7, 2001 (Accession Number 0000912057-01-531615).

(e)(1) Form of Distribution Agreement dated June 29, 2001 between Registrant and J.P. Morgan Fund Distributors, Inc. Incorporated herein from Registrant's registration statement on Form N1-A as filed on April 30, 2003 (Accession
No. 0001047469-03-015630)


(f)    Not applicable.


(g)(1) Global Custody Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)



(g)(2) Fee Schedule for Custodian Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(h)(1) Form of Administration Agreement dated September 7, 2001 between Registrant and Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank or their Successor. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(h)(2) Form of Fee Waiver Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(h)(3) Transfer Agency Agreement between Registrant and DST Systems, Inc. Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001 (Accession Number 0000912057-01-530531).

(h)(4) Form of Shareholder Servicing Agreement dated November 10, 2001 between Registrant and JPMorgan Chase Bank. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(h)(5) Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank (filed herewith).

(h)(6) Amendment to Securities Lending Agreement dated August 1, 2003 to the Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank (filed herewith).

(i) Opinion of Nixon Peabody LLP. Incorporated herein from Registrant's registration statement on Form N-1A as filed on May 16, 2001 (Accession Number 0000912057-01-516549).


(j)    Consent of Independent Accountant. (filed herewith)

(k)    Omitted Financial Statements. Financial statements omitted from Item 22.


(l) Form of Purchase agreement with respect to Registrant's initial shares. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(m) 12b-1 Distribution Plan. Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001 (Accession Number 0000912057-01-530531).



(n) Rule 18f-3 Multi-Class Plan. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)


(o)    Reserved.


(p)(1) Code of Ethics for Funds. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).



(p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc. (filed herewith)



(p)(3) Code of Ethics of Advisers. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Matthew Goldstein, Ann Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler and Leonard
M. Spalding. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 25. INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The business of J.P. Morgan Investment Management Inc. is summarized in the Prospectuses constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc (File No. 801-21011).

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, NY 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
Growth and Income Portfolio
J.P. Morgan Funds

J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II

J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Fund Select Group
J.P. Morgan Mutual Fund Select Trust
J.P. Morgan Mutual Fund Trust


JPMorgan Value Opportunities Fund, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Series
Undiscovered Managers Funds
UM Investment Trust


     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.


NAME AND ADDRESS                   POSITION AND OFFICES                 POSITION AND OFFICES
                                   WITH DISTRIBUTOR                        WITH REGISTRANT
----------------                   --------------------                 --------------------
Charles L. Booth                      Vice President/                           None
3435 Stelzer Road                     Assistant
Columbus, OH 43219                    Compliance Officer

James L. Fox                          Director/Treasurer                        None
90 Park Avenue
New York, NY 10016

Kevin J. Dell                         Director/Secretary                        None
90 Park Avenue
New York, NY 10016

Edward S. Forman                      Assistant Secretary                       None
90 Park Avenue
New York, NY 10016

Stephen Hoffman                       Financial Operations Officer              None
3435 Stelzer Road
Columbus, OH 43219

Richard F. Froio                      Vice President/Chief                      None
100 Summer Street                     Compliance Officer
Boston, MA 02110

William J. Tomko                      President                                 None
3435 Stelzer Road
Columbus, OH 43219


(c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"),and the Rules thereunder will be maintained at the offices of:

     JP Morgan Chase Bank: 3 Chase MetroTech, Brooklyn, NY 11245 and J.P. Morgan Investment Management Inc.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as, shareholder servicing agent and administrative services agent and fund accounting agent).

     DST Systems, Inc.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).


     J.P. Morgan Fund Distributors, Inc.: 522 Fifth Ave., New York, NY 10036 (records relating to its functions as distributor and co-administrator).


     JPMorgan Chase Bank: 3 Chase MetroTech, Brooklyn, NY 11245 (records related to its functions as custodian).

ITEM 29. MANAGEMENT SERVICES.

    Not applicable.

ITEM 30. UNDERTAKINGS.

     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485 (b) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 27th day of February, 2004.


                                                  J.P. MORGAN SERIES TRUST
                                                  By: /s/ George C.W. Gatch
                                                      ---------------------
                                                      George C.W. Gatch
                                                      President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of February, 2004.


Fergus Reid, III*
------------------------------
Fergus Reid, III
Trustee and Chairman

William J. Armstrong*
------------------------------
William J. Armstrong
Trustee

Roland R. Eppley, Jr.*
------------------------------
Roland R. Eppley, Jr.
Trustee

Ann Maynard Gray*
------------------------------
Ann Maynard Gray
Trustee
Matthew Healey*
-----------------------------
Matthew Healey
President and Trustee

Robert J. Higgins*
------------------------------
Robert J. Higgins
Trustee
James J. Schonbachler*
------------------------------
James J. Schonbachler
Trustee

Leonard M. Spalding, Jr.*

------------------------------
Leonard M. Spalding, Jr.
Trustee

William G. Morton, Jr.*
------------------------------
William G. Morton, Jr.
Trustee

Dr. Matthew Goldstein*
------------------------------
Dr. Matthew Goldstein
Trustee

*By      /s/ Patricia A. Maleski
         ---------------------------
         Patricia A. Maleski
         Treasurer and
         Attorney-in-Fact

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION OF EXHIBIT



(h)(5) Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank.

(h)(6) Amendment to Securities Lending Agreement dated August 1, 2003 to the Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank

(j)            Consent of Independent Accountants.

(p)(2)         Code of Ethics of J.P. Morgan Funds Distributor, Inc.